                                              File Numbers 2-94175 and 811-4143

                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                     Form N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  X

                         Pre-Effective Amendment Number ___

                         Post-Effective Amendment Number 19

                                       and/or


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  X

                                Amendment Number 19


                            ADVANTUS SPECTRUM FUND, INC.
                 (Exact Name of Registrant as Specified in Charter)


                400 ROBERT STREET NORTH, ST. PAUL, MINNESOTA  55101
                      (Address of Principal Executive Offices)
         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (651) 665-3826


        ERIC J. BENTLEY, 400 ROBERT STREET NORTH, ST. PAUL, MINNESOTA 55101
                     (Name and Address of Agent for Service)


                                      Copy to:
                             Michael J. Radmer, Esquire
                                Dorsey & Whitney LLP
                               220 South Sixth Street
                         Minneapolis, Minnesota  55402-1498

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (check appropriate box)
     ___  immediately upon filing pursuant to paragraph (b)
     ___  On (date) pursuant to paragraph (b)
     ___  60 days after filing pursuant to paragraph (a)(1)
      X   on February 1, 1999 pursuant to paragraph (a)(1)
     ___
     ___  75 days after filing pursuant to paragraph (a)(2)
     ___  on (date) pursuant to paragraph (a)(2) of Rule 485.
IF APPROPRIATE, CHECK THE FOLLOWING BOX:
     ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SPECTRUM

As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, nor has it judged this fund for investment merit. It is a criminal offense to state otherwise.

                                                    ADVANTUS SPECTRUM FUND, INC.

                                               PROSPECTUS DATED FEBRUARY 1, 1999

                                                                          [LOGO]

[GRAPHIC]

ADVANTUS SPECTRUM FUND, INC.

Advantus Spectrum Fund, Inc. (Fund) is a mutual fund that offers different classes of shares. This prospectus provides you information about the Fund you should know before investing. The Fund is a member of the Advantus family of funds (the Advantus Funds). The Advantus Funds (including the Fund) other than the Advantus Money Market Fund, Inc., are referred to as "Advantus Multiple Class Funds."

TABLE OF CONTENTS

                                                                      Page No.

THE FUND - SUMMARY .................................................          3

       Investment Policies, Practices and Main Risks ...............          3

       Fund Performance ............................................          4

       Fees and Expenses ...........................................          6

FINANCIAL HIGHLIGHTS ...............................................          8

       Financial Highlights Class A Shares .........................          8

       Financial Highlights Class B Shares .........................          9

       Financial Highlights Class C Shares .........................         10

INVESTING IN THE FUND ..............................................         11

       Managing the Fund ...........................................         11

       Investment Policies and Practices ...........................         11

       Defining Risks ..............................................         13

BUYING AND SELLING SHARES ..........................................         15

       Choosing a Share Class ......................................         15

       Sales and Distribution Charges ..............................         15

       Reducing Sales Charges ......................................         18

       Buying Shares ...............................................         19

       Selling Shares ..............................................         21

       Exchanging Shares ...........................................         22

       Telephone Transactions ......................................         23

GENERAL INFORMATION ................................................         24

       Dividends and Capital Gains Distributions ...................         24

       Taxes .......................................................         24

       Service Providers ...........................................         26

       Advantus Family of Funds ....................................         27

       Additional Information About the Fund .......................         28

       How to Obtain Additional Information ........................         28

                                                              THE FUND - SUMMARY

Advantus Spectrum Fund, Inc. (Spectrum Fund) is an open-end, diversified investment company, commonly called a mutual fund. This Fund lets you choose among three classes of shares that offer different sales charges and bear different expenses. These alternatives allow you to choose the share class that you believe is most beneficial given the amount of your purchase, the length of time you expect to hold onto the shares and whether you plan to make additional investments.

This section gives you a brief summary of the Fund's investment policies, practices and main risks, as well as performance and fee information. More detailed information about the Fund follows this summary.

INVESTMENT POLICIES, PRACTICES AND MAIN RISKS

SPECTRUM FUND seeks the most favorable total return - from capital appreciation, interest and dividends - consistent with preservation of capital.

The composition of the Fund's investment portfolio will vary with prevailing economic conditions. As a result, the Fund may invest in various types and classes of securities including equity securities, investment-grade debt securities, money market securities and mortgage-related securities.

Keep in mind that an investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. An investment in the Fund may be subject to various risks including the following types of main risk:

    - FUND RISK - the risk that Fund performance may not meet or exceed that of the market as a whole

    - MARKET RISK - the risk that equity and debt securities are subject to adverse trends in equity and debt markets

    - INTEREST RATE RISK - the risk that the value of a debt security or other fixed income obligation will increase or decrease due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under "Investing in the Fund - Investment Policies and Practices")

    - CREDIT RISK - the risk that an issuer of debt securities or other fixed income obligations will not make payments on the securities when due

--------------------
FOR YOUR INFORMATION
--------------------
A mutual fund is an investment company that invests the money of many people in a variety of securities to seek a specific objective over time. An open-end mutual fund buys back an investor's shares at the fund's current net asset value.
---------------
REFERENCE POINT
---------------
Please see "Investing in the Fund - Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Fund.

                                                    THE FUND - SUMMARY         3

--------------------
FOR YOUR INFORMATION
--------------------
The Fund seeks to achieve its investment objective over longer rather than shorter periods of time. An investment in the Fund may therefore be more appropriate for an investor with a longer-term focus.

FUND PERFORMANCE

The following table and bar chart show the Fund's annual returns and long-term performance. The chart shows how the Fund's performance has varied from year to year, and provides some indication of the risks in investing in the Fund. The table shows how the Fund's average annual return over a one, five and ten year period compare to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions, and the table reflects applicable initial and contingent deferred sales charges. Like other mutual funds, the past performance of the Fund does not necessarily indicate how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDING DECEMBER 31,                         From
1997)                         1 Year  5 Years   10 Years   inception
Class A                    %  12.27     9.93      11.48         --
Class B
 (inception 8/19/94)          12.38       --         --      14.52
Class C
 (inception 3/1/95)           17.31       --         --      16.20
Russell 1000 Growth Index     30.48    18.42      17.93         --
Lehman Brothers Aggregate
 Bond Index                    9.65     7.41       9.14         --
Merrill Lynch Wilshire
 Capital Markets Index(1)     23.02    14.41      13.96         --
Blended Index(2)              22.07    14.08      14.54         --

(1) During prior reporting periods, the Fund compared its annual total return performance to the Merrill Lynch Wilshire Capital Markets Index. Advantus Capital Management, Inc., the Fund's investment adviser, believes the Russell 1000 Growth Index and the Lehman Brothers Aggregate Bond Index better fit the Fund's stated investment objective.
(2) The blended index is comprised of 60 percent Russell 1000 Growth Index and 40 percent Lehman Brothers Aggregate Bond Index.

4             THE FUND - SUMMARY

     CLASS A YEAR TO YEAR TOTAL RETURN(1) (AS OF DECEMBER 31)(2)

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    88        10.21%
    89        19.35%
    90         3.44%
    91        27.72%
    92         6.28%
    93         5.51%
    94        -2.14%
    95        24.12%
    96        11.58%
    97        18.18%

(1) Absent reductions for sales loads, account fees and other charges. If such sales loads, account fees and other charges were included, returns would be less than shown above.
(2) The Fund's Class A total return for the nine month period ending September 30, 1998 was 6.89%.

     Best
     Quarter:      (Q2'97)     11.48%

     Worst
     Quarter:      (Q3'90)     -6.17%

                                                    THE FUND - SUMMARY         5

FEES AND EXPENSES

Investors pay certain fees and expenses in connection with investing in the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You should note that since the Fund may make frequent changes in its portfolio securities, such changes may result in higher Fund costs.

---------------
REFERENCE POINT
---------------
For more information on Fund portfolio turnover, see "General Information - Taxes."

                                              CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
Maximum Sales Charge on Purchases
 (as a percentage of offering price)      %     5.50         none         none
Maximum Deferred Sales Charge
 (as a percentage of sales proceeds)      %     none         5.00         none
Exchange Fees
-On First Twelve Exchanges Each Year            none         none         none
-On Each Additional Exchange              $     7.50         7.50         7.50

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Management Fees                           %     0.60         0.60         0.60
Rule 12b-1 Fees                           %     0.25         1.00         1.00
Other Expenses                            %     0.24         0.24         0.24

TOTAL FUND OPERATING EXPENSES             %     1.09         1.84         1.84

6             THE FUND - SUMMARY

SHAREHOLDER EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A                    $     665      907      1,168      1,914
Class B                          687      929      1,145      1,909
Class C                          186      576        990      1,980

You would pay the following expenses if you did not redeem your shares:

                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
Class A                    $     665      907      1,168      1,914
Class B                          187      579        995      1,909
Class C                          186      576        990      1,980

                                                    THE FUND - SUMMARY         7

                                                            FINANCIAL HIGHLIGHTS

The following table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by KPMG Peat Marwick LLP, the Fund's independent auditor, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Per share data for a share of capital stock and selected information for each period are as follows:

FINANCIAL HIGHLIGHTS                                                  CLASS A
                                                                                 Period From
                                                                                 November 1,
                                              Year Ended September 30,             '93 to       Year Ended
                                                                                September 30,   October 31,
                                         '98     '97     '96       '95(a)          '94(b)           '93
Net Asset Value, Beginning of
 Period                              $   16.40   15.53   14.79          13.28        13.92          13.63
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                      .33     .39     .34            .45          .28            .29
Net Gains or Losses on Securities
 (both realized and unrealized)           1.40    2.02    1.59           1.88         (.55)           .86
Total from Investment Operations          1.73    2.41    1.93           2.33         (.27)          1.15
LESS DISTRIBUTIONS:
Dividends from Net Investment
 Income                                   (.33)   (.39)   (.34)          (.44)        (.28)          (.31)
Distributions from Capital Gains         (1.30)  (1.15)   (.85)          (.38)        (.09)          (.55)
Total Distributions                      (1.63)  (1.54)  (1.19)          (.82)        (.37)          (.86)
Net Asset Value, End of Period       $   16.50   16.40   15.53          14.79        13.28          13.92
Total Return (c)                     %   11.31   16.66   13.72          18.38        (1.92)          8.68
Net Assets, End of Period (in
 thousands)                          $  68,157  62,914  54,848         55,624       55,286         57,048
Ratio of Expenses to Average Daily
 Net Assets                          %    1.19    1.25    1.26           1.33         1.27(d)        1.22
Ratio of Net Investment Income to
 Average Daily Net Assets            %    1.98    2.53    2.28           3.22         2.24(d)        2.16
Portfolio Turnover Rate (excluding
 short-term securities)              %   139.8   141.4   140.5          125.5        124.5           92.1

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d)  Adjusted to an annual basis.

8             FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS                                            CLASS B
                                                                                   Period From
                                                                                   August 19,
                                               Year Ended September 30,             '94(b) to
                                                                                  September 30,
                                         '98     '97     '96        '95(a)             '94
Net Asset Value, Beginning of
 Period                              $   16.34   15.47   14.74            13.27       13.36
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                      .22     .30     .27              .39         .03
Net Gains or Losses on Securities
 (both realized and unrealized)           1.39    2.02    1.56             1.84        .(03)
Total from Investment Operations          1.61    2.32    1.83             2.23          --
LESS DISTRIBUTIONS:
Dividends from Net Investment
 Income                                   (.22)   (.30)   (.25)            (.38)       (.09)
Distributions from Capital Gains         (1.30)  (1.15)   (.85)            (.38)         --
Total Distributions                      (1.52)  (1.45)  (1.10)            (.76)       (.09)
Net Asset Value, End of Period       $   16.43   16.34   15.47            14.74       13.27

Total Return (c)                     %   10.55   16.02   13.07            17.62        (.04)
Net Assets, End of Period (in
 thousands)                          $  17,751  12,556   7,860            3,131         140
Ratio of Expenses to Average Daily
 Net Assets                          %    1.84    1.90    1.90             1.99         .23(d)
Ratio of Net Investment Income to
 Average Daily Net Assets            %    1.32    1.89    1.67             2.30         .37(d)
Portfolio Turnover Rate (excluding
 short-term securities)              %   139.8   141.4   140.5            125.5       124.5

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

                                                  FINANCIAL HIGHLIGHTS         9

FINANCIAL HIGHLIGHTS                                    CLASS C
                                                                  Period From
                                                                   March 19,
                                         Year Ended September      '95(a) to
                                                 30,             September 30,
                                         '98     '97     '96          '95
Net Asset Value, Beginning of
 Period                              $   16.27   15.43   14.74        13.36
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                      .24     .28     .28          .24
Net Gains or Losses on Securities
 (both realized and unrealized)           1.36    2.01    1.52         1.43
Total from Investment Operations          1.60    2.29    1.80         1.67
LESS DISTRIBUTIONS:
Dividends from Net Investment
 Income                                   (.23)   (.30)   (.26)        (.29)
Distributions from Capital Gains         (1.30)  (1.15)   (.85)          --
Total Distributions                      (1.53)  (1.45)  (1.11)        (.29)
Net Asset Value, End of Period       $   16.34   16.27   15.43        14.74

Total Return (b)                     %   10.57   15.87   12.87        12.63
Net Assets, End of Period (in
 thousands)                          $   4,062   1,926   1,351          199
Ratio of Expenses to Average Daily
 Net Assets                          %    1.83    1.90    1.90         2.00(c)
Ratio of Net Investment Income to
 Average Daily Net Assets            %    1.31    1.88    1.73         2.17(c)
Portfolio Turnover Rate (excluding
 short-term securities)              %   139.8   141.4   140.5        125.5

(a)  Commencement of operations.
(b) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(c)  Adjusted to an annual basis.

10             FINANCIAL HIGHLIGHTS

                                                           INVESTING IN THE FUND

MANAGING THE FUND

The Fund's investment adviser is Advantus Capital Management, Inc. (Advantus Capital), 400 Robert Street North, St. Paul, Minnesota 55101. Since its inception in 1994, Advantus Capital has provided investment advisory services for the Fund and other Advantus Funds, and has managed investment portfolios for various private accounts. With more than $13.7 billion of assets under management, Advantus Capital manages the Fund's investments and provides all necessary office space, equipment and personnel for servicing the Fund's investments. Advantus Capital is a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life), which was organized in 1880 and has assets on a consolidated basis of more than $15.7 billion. Minnesota Life is a third-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Advantus Capital also manage Minnesota Life's investment portfolio. In addition, Minnesota Life, through its Advantus Shareholder Services division, serves as shareholder and administrative services agent to the Fund.

The Fund pays Advantus Capital an advisory fee, which is calculated on an annual basis equal to 0.60% of its average daily net assets.

Thomas A. Gunderson, Vice President and Portfolio Manager at Advantus Capital, has served as the lead portfolio manager of the Fund since January 1989. Wayne
R. Schmidt, Vice-President and Portfolio Manager at Advantus Capital, has served as a portfolio manager of the fixed income portion of the Fund since January 1999. Mr. Schmidt has also served as an investment officer at Advantus Capital since 1991.

--------------------
FOR YOUR INFORMATION
--------------------
One of the advantages of investing in mutual funds is continuous professional management of your investment. Skilled, experienced professionals manage the Fund's assets.
Thomas A. Gunderson graduated with a Bachelor of Arts degree from St. Olaf College with a major in Economics. He later earned his MBA in Finance from the University of Michigan. Mr. Gunderson is a Chartered Financial Analyst.
Wayne R. Schmidt received a Bachelor of Science degree from Cornell University and an MBA in Finance from the University of Minnesota. He also earned the Fellow, Life Management Institute (FLMI) designation and is a Chartered Financial Analyst.

INVESTMENT POLICIES AND PRACTICES

The Fund seeks the most favorable total return - from capital appreciation, interest and dividends - consistent with preservation of capital.

The Fund's portfolio may, at any time, consist of equity securities, investment-grade debt securities, mortgage-related securities, money market securities or any combination of these securities. The Fund's portfolio will be allocated among these asset classes based on Advantus Capital's risk/return analysis as to current economic or market conditions, trends in investment yields and investment rates, changes in fiscal or monetary policies and other relevant factors. If Advantus Capital believes total return from debt securities will exceed total return from equity securities, the Fund will invest mostly in debt securities. On the other hand, if Advantus Capital believes total return from equity securities will exceed total return from long or short-term debt securities, the Fund will invest mostly in equity securities. Further, if Advantus Capital believes interest rates will rise, the Fund may invest mostly in short-term money market securities. As a result, Advantus Capital has more discretion to invest in a variety of securities than most mutual funds. Under most circumstances, the Fund

                                                INVESTING IN THE FUND         11
anticipates investing approximately 45% to 75% of its total assets in equity securities, approximately 20% to 55% of its total assets in long-term and short-term debt securities and mortgage-related securities, and approximately 0% to 25% of its total assets in money market securities. However, Advantus Capital may allocate assets beyond these ranges in order to attempt to increase return or reduce risk.

              THE ADVANTUS SPECTRUM FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

45%              Equities        75%
20%          Fixed Income        55%
0%           Money Market        25%
Min                              Max

            Typical ranges for equity, fixed income and money market investments.

The Fund invests primarily in common stocks but may also invest in preferred stocks and securities convertible into equity securities. In selecting equity securities, Advantus Capital looks first to an investment's potential for capital appreciation and then to its income potential. The Fund generally invests in companies with strong long-term growth potential. However, the Fund may also invest in equity securities of companies that Advantus Capital believes are temporarily undervalued or show promise of improved results due to new management, products, markets or other factors.

The Fund also may invest in long, intermediate and short-term investment-grade debt securities. These debt securities include U.S. Government and agency debt securities and investment-grade debt obligations of U.S. banks, savings and loan associations, savings banks with total assets of at least $2 billion, corporate debt obligations, notes and other investment-grade debt securities of any maturity and investment-grade commercial paper issued by U.S. corporations or affiliated foreign corporations.

The Fund may invest in mortgage-related securities such as collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities and may purchase securities on a when-issued or forward commitment basis. CMOs are debt obligations typically issued by a private special-purpose entity that are collateralized by residential or commercial mortgage loans or pools of residential mortgage loans. Stripped mortgage-backed securities represent ownership interests in a pool of mortgages. Securities purchased on a when-issued or delayed delivery basis require the Fund to purchase securities on a later date with the price fixed at the time of the purchase commitment.

In addition, the Fund may invest in money market securities that mature within one year from the date of purchase.

12             INVESTING IN THE FUND

--------------------
FOR YOUR INFORMATION
--------------------
The market prices of bonds are generally less volatile than stocks, although the market prices of bonds may be adversely affected during periods of rising interest rates. The values of fixed income securities generally rise and fall inversely with changes in prevailing interest rates. Duration is the most meaningful indicator of a fixed income security's sensitivity to interest rate changes.
--------------------
FOR YOUR INFORMATION
--------------------
In order to make informed decisions, investors must be aware of both the risks and rewards associated with investing. Not only should you understand the risks associated with your investments, but you must be comfortable with them as well. Risks are an inherent part of investing, and your investment in this Fund is subject to different types and varying degrees of risk.

As a rule of thumb, a portfolio of debt and mortgage-related securities generally experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Fund's duration of its portfolio of debt and mortgage-related securities. Duration measures the relative price sensitivity of a security to changes in interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt and mortgage-related securities experiences a percentage decrease in principal value equal to its duration for each 1% increase in interest rates. For example, if the Fund holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The Fund expects that under normal circumstances the effective duration of its debt and mortgage-related securities portfolio will range from one to seven years.

In addition, the Fund may invest lesser portions of its assets in non-investment grade corporate debt obligations and mortgage-related securities, securities of other mutual funds (including those advised by Advantus Capital), restricted and illiquid securities, foreign securities, secured portfolio loan transactions, warrants and options to purchase securities, mortgage dollar rolls, index depositary receipts and repurchase and reverse repurchase agreement transactions.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. When investing for temporary defensive purposes, the Fund may not always achieve its investment objective.

You can find descriptions of these securities in the Statement of Additional Information.

DEFINING RISKS

Investment in the Fund involves risks. The Fund's yield and price are not guaranteed, and the value of your investment in the Fund will go up or down. The value of your investment in the Fund may be affected by the following risks:

    - FUND RISK - is the risk that Fund performance may not meet or exceed that of the market as a whole. The performance of the Fund will depend on Advantus Capital's ability to select securities suited to achieve the Fund's investment objective and judgment of economic and market policies, trends in investment yields and monetary policy.

    - MARKET RISK - is the risk that equity and debt securities are subject to adverse trends in equity and debt markets. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

    - COMPANY RISK - is the risk that individual securities may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

    - INTEREST RATE RISK - is the risk that the value of a debt security or fixed income obligation will decline due to changes in market interest rates. Generally, when interest

                                                INVESTING IN THE FUND         13
      rates rise, the value of a debt security or fixed income obligation decreases. Conversely, when interest rates decline, the value of a debt security or fixed income obligation increases.

    - CREDIT RISK - is the risk that an issuer of a debt security or fixed income obligation will not make payments on the security when due. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Fund. Also, a change in the quality rating of a debt security or fixed income obligation can affect the security's or obligation's liquidity and make it more difficult to sell.

    - CALL RISK - is the risk that securities with high interest rates will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. In general, an issuer will call its debt securities if they can be refinanced by issuing new securities with a lower interest rate. As a result, the Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's income.

    - PREPAYMENT RISK - is the risk that falling interest rates could cause prepayments of mortgage-related securities to occur more quickly than expected. This occurs because, as interest rates fall, more property owners refinance the mortgages underlying these securities. The Fund must reinvest the prepayments at a time when interest rates on new mortgage investments are falling, reducing the income of the Fund. In addition, when interest rates fall, prices on mortgage-related securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in mortgage prepayments.

    - EXTENSION RISK - is the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower prepayments of mortgage-related securities. This would, in effect, convert a short- or medium-duration mortgage-related security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.

    - YEAR 2000 RISK - is the risk that the Fund may be adversely affected if the computer systems used by the Fund and other Fund service providers do not properly process and calculate date-related information on and after January 1, 2000. In addition, the Fund's return may decrease if the value of certain securities held by the Fund are adversely affected by the inability of the applicable issuer's computer systems to properly process and calculate date-related information on and after January 1, 2000. Advantus Capital has undertaken a Year 2000 program that it believes will assess, monitor and address this issue. Advantus Capital also attempts to assess each potential issuer's Year 2000 readiness program prior to investing in the issuer's securities. In most instances, Advantus Capital will rely on the representations of issuer management as to the issuer's Year 2000 readiness.

You can find information about other risks in the Statement of Additional Information.

14             INVESTING IN THE FUND

                                                       BUYING AND SELLING SHARES

---------------
REFERENCE POINT
---------------
All Advantus Funds, except the Advantus Money Market Fund, offer three classes of shares, Class A, Class B, and Class C. See "The Fund - Summary - Fees and Expenses."

CHOOSING A SHARE CLASS

You may purchase Class A, Class B or Class C shares of the Fund. Your decision to purchase a particular class will depend on a number of factors such as the amount you wish to invest, the amount of time you wish to hold on to your investment and whether you intend to make additional investments.

    CLASS A SHARES. If you invest in Class A shares you will generally pay an initial sales charge. However, you will not be assessed an initial sales charge for purchases of Class A shares of $1 million or more, but a deferred sales charge will be imposed if you sell such shares within one year after the date of purchase. There are several ways to reduce or waive these sales charges that are described in "Reducing Sales Charges" below. Class A shares generally have lower annual operating expenses than Class B and Class C shares.

    CLASS B SHARES. If you invest in Class B shares, you will not pay an initial sales charge. However, if you wish to sell your shares within six years from the date of your purchase, you will pay a deferred sales charge. If you maintain your Class B shares for a certain period of time, your Class B shares will automatically convert to Class A shares in the manner described in "Sales and Distribution Charges" below. Class B shares generally have higher annual operating expenses than Class A shares.

    CLASS C SHARES. If you invest in Class C shares, you will not pay an initial sales charge. Unlike Class B shares, you will not pay a deferred sales charge if you wish to sell your shares. Class C shares generally have higher annual operating expenses than Class A shares. Class C shares will automatically convert to Class A shares in the manner described in "Sales and Distribution Charges" below, but you must hold on to such shares for a longer period of time than Class B shares prior to conversion.

If you qualify for a reduction or waiver of the sales charge you should purchase Class A shares. If you expect to hold shares for a short period of time you may prefer to purchase Class C shares since these shares may be purchased and sold without any initial or deferred sales charge. If you expect to hold shares longer you may prefer to purchase Class B shares since these shares convert to Class A shares sooner than Class C shares.

SALES AND DISTRIBUTION CHARGES

As an investor, you pay certain fees and expenses in connection with the Fund. Sales charges are paid from your account. Annual fund operating expenses (including distribution fees) are paid out of Fund assets, which affects the Fund's share price.

                                            BUYING AND SELLING SHARES         15

CLASS A SHARES. If you purchase Class A shares, you will generally pay an initial sales charge. Class A sales charges are calculated as follows:

                                                    SALES CHARGE AS A PERCENTAGE OF:
Value of Your Total Investment                    Net Offering Price   Amount Invested
Less than $50,000                              %          5.5                5.82
At least $50,000 but less than $100,000                   4.5                4.71
At least $100,000 but less than $250,000                  3.5                3.63
At least $250,000 but less than $500,000                  2.5                2.56
At least $500,000 but less than $1,000,000                2.0                2.04
At least $1,000,000 and over(1)                             0                   0

(1) You will not be assessed an initial sales charge for purchases of Class A shares of at least $1 million, but a contingent deferred sales charge of 1.00% will be imposed if you sell such shares within one year after the date of purchase.

As you see, the sales charge depends on the total value of your investment in the Fund and not the amount of any single investment you make in the Fund. For example, if you already own shares with a net asset value of $40,000 and you decide to invest in additional Class A shares with an offering price of $10,000, you will pay a sales charge equal to 4.5% of the additional $10,000 since your total investment in the Fund would then be $50,000.

Class A shares are also subject to a shareholder servicing fee (Rule 12b-1 fee). The Fund has adopted a shareholder servicing plan that allows the Fund to pay fees for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. As a percentage of average daily net assets attributable to Class A shares of the Fund, the maximum Rule 12b-1 fee is 0.25%.

CLASS B SHARES. If you wish to sell your Class B shares within six years from the date of your purchase, you will pay a contingent deferred sales charge
(CDSC). The amount of the CDSC on Class B shares depends on the number of years since your purchase was made, the amount of shares originally purchased and the dollar amount being sold. The CDSC is based on the net asset value (NAV) of the shares being sold at the time of your purchase or your sale of such shares, whichever is lower. No CDSC is charged on shares acquired through reinvestment of dividends or capital gains distributions, or on shares held longer than the applicable CDSC period. Class B CDSC is calculated as follows:

16             BUYING AND SELLING SHARES

                                                       CDSC APPLICABLE IN
                                                     YEAR FOLLOWING DATE OF
                                                            PURCHASE
AMOUNT OF SHARES PURCHASED                         1    2    3    4    5    6
Less than $50,000                              %  5.0  4.5  3.5  2.5  1.5  1.5
At least $50,000 but less than $100,000           4.5  3.5  2.5  1.5  1.5    0
At least $100,000 but less than $250,000          3.5  2.5  1.5  1.5    0    0
At least $250,000 but less than $500,000          2.5  1.5  1.5    0    0    0
At least $500,000 but less than $1,000,000        1.5  1.5    0    0    0    0

Purchase orders for Class B shares of $1 million or more will be treated as orders for Class A shares or declined.

To determine if a CDSC is payable for any redemption of Class B shares, CDSC calculation will be determined in a manner that results in the lowest CDSC charged.

Class B shares are also subject to a Rule 12b-1 fee that is payable at an annual rate of 1.00% of average daily net assets attributable to Class B shares of the Fund.

The Fund uses the proceeds from the CDSC to pay underwriting fees and expenses. The Fund uses the proceeds from Rule 12b-1 fees to pay expenses related to distribution and shareholder services to the Fund. As a result, the combination of the CDSC and Rule 12b-1 fees allows the Fund to sell Class B shares without any initial sales charge. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class B shares will automatically convert to Class A shares on a specified date following your date of purchase. Thereafter, the Class A shares you receive upon conversion will not be subject to the higher annual operating expenses assessed on Class B shares. The conversion will be based on the relative NAVs of the two classes. For a description of NAV, see "Buying Shares" below. The date of conversion is based on the amount of shares purchased and is determined as described in the following table:

                                                    CONVERSION DATE FOLLOWING EXPIRATION
AMOUNT OF SHARES PURCHASED                           OF PERIOD AFTER DATE OF PURCHASE*
Less than $50,000                                                 84 months
At least $50,000 but less than $100,000                           76 months
At least $100,000 but less than $250,000                          60 months
At least $250,000 but less than $500,000                          44 months
At least $500,000 but less than $1,000,000                        28 months

  * Conversion will occur on the fifteenth day of the month immediately following the termination of the applicable period. If the fifteenth day falls on a Saturday, Sunday or a national holiday, then conversion will occur on the most recent business day.

                                            BUYING AND SELLING SHARES         17

CLASS C SHARES. Class C shares are sold without an initial sales charge or CDSC.

Class C shares are subject to a Rule 12b-1 fee that is payable at an annual rate of 1.00% of average daily net assets attributable to Class C shares of the Fund. The Fund uses the proceeds from Rule 12b-1 fees to pay expenses related to distribution and shareholder services to the Fund. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase orders for Class C shares of $1 million or more will be treated as orders for Class A shares or declined.

Class C shares will automatically convert to Class A shares on a specified date following your date of purchase. Thereafter, the Class A shares you receive upon conversion will not be subject to the higher annual operating expenses assessed on Class C shares. The conversion will be based on the relative NAVs of the two classes. Generally, Class C shares must be held longer than Class B shares before such shares automatically convert to Class A shares. Like Class B shares, the date of conversion is based on the amount of shares purchased and is determined as described in the following table:

                                                    CONVERSION DATE FOLLOWING EXPIRATION
AMOUNT OF SHARES PURCHASED                           OF PERIOD AFTER DATE OF PURCHASE*
Less than $50,000                                                 96 months
At least $50,000 but less than $100,000                           88 months
At least $100,000 but less than $250,000                          72 months
At least $250,000 but less than $500,000                          56 months
At least $500,000 but less than 1,000,000                         40 months

  * Conversion will occur on the fifteenth day of the month immediately following the termination of the applicable period. If the fifteenth day falls on a Saturday, Sunday or a national holiday, then conversion will occur on the most recent business day.

Since the longer holding period for Class C shares enables the Fund to charge the higher Rule 12b-1 fee for a longer period, the Fund is able to offer Class C shares without an initial sales charge or CDSC.

REDUCING SALES CHARGES

PURCHASES OF SHARES. There are several ways you may reduce sales charges on your purchase of Fund shares.

    - LETTER OF INTENT. Lets you purchase Class A shares of the Fund over a 13 month period and receive the same sales charge as if all shares had been purchased at once.

    - COMBINATION PRIVILEGE. Lets you add the value of all shares you already own (Class A, Class B or Class C) for purposes of calculating the sales charge.

    - FAMILY AND TRUST PRIVILEGE. Lets you combine purchases of shares of any class made by your spouse, children and/or family trust for purposes of calculating the sales charge. If you wish to use this privilege, you must indicate on your account application that you are entitled to the reduced sales charge.

18             BUYING AND SELLING SHARES

    - GROUP PURCHASES. Lets you purchase shares with others as a group at a reduced sales charge applicable to the group as a whole. A purchase group must meet criteria established by Ascend Financial Services, Inc. (Ascend Financial), the Fund's underwriter.

    - AUTOMATIC INVESTMENT PLAN. Lets you automatically invest a specified amount in the Fund each month at a lower average cost per share through the principle of "dollar cost averaging."

For more information on any of these plans, please contact Advantus Shareholder Services by telephone at (800) 665-6005.

WAIVER OF SALES CHARGE ON CLASS A SHARE PURCHASES. Class A shares may be offered without any sales charge to the following individuals and institutions:

    - officers, directors, employees, sales representatives and retirees of the Fund, Advantus Capital, Ascend Financial, Minnesota Life and affiliated companies of Minnesota Life, and their respective spouses, siblings, direct ancestors or direct descendants

    - Minnesota Life and its affiliated companies

    - trusts, pension or benefit plans sponsored by or on behalf of Advantus Capital, Ascend Financial, Minnesota Life and affiliated companies of Minnesota Life

    - advisory clients of Advantus Capital or other affiliated companies of Minnesota Life

    - employees of sales representatives of Advantus Capital, Minnesota Life or affiliated companies of Minnesota Life

    - certain accounts as to which a bank or broker-dealer charges an account management fee, provided that the bank or broker-dealer has an agreement with Ascend Financial

    - certain accounts sold by registered investment advisers

WAIVER OF SALES CHARGES ON CLASS B SHARE SALES. The CDSC for Class B shares will generally be waived in the following cases:

    - upon the automatic conversion of Class B shares to Class A shares;

    - upon the Fund's decision to liquidate accounts with less than the minimum account size; and

    - upon a shareholder's death or disability.

For more information on these waivers, please see the Statement of Additional Information or contact Advantus Shareholder Services or Ascend Financial.

BUYING SHARES

You may purchase shares of the Fund on any day the New York Stock Exchange
(NYSE) is open for business. The price for Fund shares is equal to the Fund's NAV plus any applicable sales charge. NAV is generally calculated as of the close of normal trading on the NYSE (typically 3:00 p.m. Central time). However, NAV is not calculated on (a) days in which changes in the Fund's portfolio do not materially change the Fund's NAV, (b) days on which no Fund shares are purchased or sold, and (c) customary national business holidays on which the NYSE is closed for trading.

                                            BUYING AND SELLING SHARES         19

NAV for one Fund share is the value of that share's portion of the Fund's total investments. To determine NAV, the Fund generally values the Fund's investments based on market quotations. If market quotations are not available for certain Fund investments, the investments are valued based on the fair value of the investments as determined in good faith by the Fund's board of directors. Debt securities may be valued based on calculations furnished to the Fund by a pricing service or by brokers who make a market in such securities. The Fund may hold portfolio securities that are listed on foreign stock exchanges. These foreign securities may trade on weekends or other days when the Fund typically does not calculate NAV. As a result, the NAV of the Fund may change on days when you will not be able to purchase or sell Fund shares.

Your purchase order will be priced at the next NAV calculated after your purchase order is received by the Fund's transfer agent plus the applicable initial sales charge (for Class A shares). If your order is received after the close of normal trading on the NYSE, your order will be priced at the NAV calculated on the next day the NYSE is open for trading.

A minimum initial investment of $250 is required, and you may make minimum subsequent investments of $25. The Fund may reject any purchase order when the Fund determines it would not be in the best interests of the Fund or its shareholders.

You may purchase shares of the Fund in any of the following ways:

    BY CHECK.  New investors may purchase shares of the Fund by sending to the
               Fund's transfer agent, First Data Investors Services Group, Inc. (First Data), a completed account application and a check payable to the Fund (please be sure to write your account number on your check) at Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-5059. If you wish to purchase additional shares, please send a check payable to the Fund at the above address. Purchase orders may also be submitted through Ascend Financial or other authorized broker-dealers.

    BY WIRE. New investors may also purchase shares of the Fund by Federal Reserve or bank wire. You should first complete an account application and send it to Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-5059. Prior to wiring any funds, you must contact Advantus Shareholder Services at (800) 665-6005 for wire instructions. Wire purchases normally take two or more hours to complete. To be accepted the same day, wire purchases must be received by the close of normal trading on the NYSE.

All investments must be in U.S. dollars. Cash, money orders and credit card and third-party checks are not accepted. If a check does not clear your bank, the Fund may cancel the purchase.

20             BUYING AND SELLING SHARES

SELLING SHARES

GENERAL. You may sell your shares at any time. You may make such requests by contacting the Fund directly by mail or by telephone. You may also sell your shares by sending a facsimile request to Advantus Funds Group at (508) 871-3560 if no signature guarantee is required.

Shares will be sold at the NAV next calculated after your sale order is received by the Fund's transfer agent less any applicable CDSC (for Class A shares subject to a CDSC and for Class B shares ). Class A shares not otherwise subject to a CDSC and Class C shares may be sold without any charge.

The Fund will forward the sales proceeds to you as soon as possible, but no later than seven days after the Fund has received an order. If you recently purchased your shares by check without a signature guarantee, sales proceeds may not be available until your check has cleared (which may take up to 14 days). If you designate a bank account with the Fund and wish to sell shares with a value of at least $500, then the proceeds can be wired directly to your bank account. If you elect to have proceeds sent by wire transfer, the current $5.00 wire charge will be deducted from your Fund account.

The amount you receive may be more or less than the original purchase price for your shares.

MINIMUM ACCOUNT WITHDRAWAL. If your account falls below $150 because you previously have sold shares, you may be required to sell your remaining shares. However, you will not be required to sell your shares if your account falls below the minimum due to changes in the market value of your account. You will be given at least 60 days' written notice to add funds to your account and avoid any required sale.

SYSTEMATIC WITHDRAWAL PLAN. If you have an account with a value of at least $5,000, you may establish a Systematic Withdrawal Plan which allows you to sell a portion of your shares for a fixed or variable amount over a period of time. Withdrawal payments for Class A shares purchased in amounts of $1 million or more and for Class B shares may also be subject to a CDSC. As a result, you should carefully consider whether a Systematic Withdrawal Plan is appropriate. More information about the Systematic Withdrawal Plan is provided in the Statement of Additional Information.

SIGNATURE GUARANTEE. In order to protect the Fund and shareholders against fraudulent requests, a signature guarantee may be required in certain cases. No signature guarantee is required if the sale proceeds are less than $50,000 and are to be paid to the registered holder of the account at the address of record for that account. A signature guarantee is required if:

    - sale proceeds are $50,000 or more

    - sale proceeds will be paid to someone other than the registered shareholder

    - sale proceeds will be mailed to an address other than the registered shareholder's address of record

    - instructions were received by the Fund within 30 days before the sale order to change the registered shareholder's address or bank wire instructions

    - shares are to be transferred to another Fund account holder

---------------
REFERENCE POINT
---------------
Please see "Telephone Transactions" for instructions on how to sell shares by telephone.
See "Selling Shares - Signature Guarantee" below to determine whether your sale will require a signature guarantee.

                                            BUYING AND SELLING SHARES         21

    - the request is not made by a pre-authorized trustee for a plan, trust or other tax-exempt organization

The Fund reserves the right to require signature guarantees on all sales. If your sale order requires a signature guarantee, the signature guarantee must be an original (not a copy) and provided by any of the following:

    - national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions

    - national securities exchanges, registered securities associations and clearing agencies

    - broker-dealers who belong to a national securities exchange or clearing agency, or who have a minimum net capital of at least $100,000

    - institutions that participate in the Securities Transfer Agent Medallion Program or other recognized signature medallion program

REINSTATEMENT PRIVILEGE. If you sell shares of the Fund, you have a one-time privilege within 90 days after the sale to use some or all of the sale proceeds to purchase shares of any of the Advantus Multiple Class Funds at no sales charge. Following your sale of Class A or Class B shares, you will be entitled to purchase only Class A shares under this reinstatement privilege. Any CDSC incurred in connection with the prior sale of Class A or B shares within a 90 day period will not be refunded to a shareholder's account. Following your sale of Class C shares, you will be entitled to purchase only Class C shares under this reinstatement privilege.

EXCHANGING SHARES

You may exchange some or all of your shares for shares of the same class of any other Advantus Multiple Class Fund or of the Advantus Money Market Fund, Inc. (Money Market Fund) provided the other Advantus Fund is available in your state. If you are considering an exchange into another Advantus Fund you should obtain the prospectus for that fund and read it carefully. Exchanges may only be made between Advantus Fund accounts with identical registrations. You may make exchanges by contacting the Fund by mail or by telephone. Exchange requests must be for an exchange amount of at least $250. You may exchange your shares up to twelve times a year without restriction or charge. A $7.50 service fee will then be imposed on subsequent exchanges. The Fund reserves the right to change the terms of and impose additional charges on exchanges after giving 60 days' prior notice to shareholders.

Exchanges will be made based on the NAVs of the shares. No additional purchase or sales charges will be imposed on exchanges for shares. If Class B shares are acquired by exchange and later sold, any CDSC on such sale will be calculated as if no previous exchange occurred. However, shares of the Money Market Fund acquired by exchange will still be subject to the CDSC. The CDSC will be calculated without including the period that shares of the Money Market Fund are held.

You may also elect to systematically exchange Fund shares for shares of other Advantus Funds on a monthly basis. Systematic exchanges must be for an exchange amount of at least $25.

More information about exchanging shares is provided in the Statement of Additional Information.

---------------
REFERENCE POINT
---------------
Please see "Telephone Transactions" for instructions on how to exchange shares by telephone.

22             BUYING AND SELLING SHARES

TELEPHONE TRANSACTIONS

You may sell or exchange Fund shares by telephone. You will automatically have the right to initiate such telephone transactions unless you elect not to do so on your account application. You may initiate telephone transactions by calling Advantus Shareholder Services at (800) 665-6005. Automated service is available 24 hours a day or you may speak to a service representative Monday through Friday, from 8:00 a.m. to 4:45 p.m. (Central time). The maximum amount of shares you may sell by telephone is $50,000.

During periods of economic or market changes, you may experience difficulty in selling or exchanging shares due to a heavy volume of telephone calls. In such a case, you should consider submitting a written request while still trying a telephone sale or exchange. The Fund reserves the right to change, terminate or impose a fee on, telephone sale and exchange privileges after giving 60 days' prior notice to shareholders.

Unless you decline telephone privileges on your account application, you may be responsible for any fraudulent telephone order as long as the Fund takes reasonable measures to verify the order.

---------------
REFERENCE POINT
---------------
Please see "Selling Shares" and "Exchanging Shares" for sale and exchange details.

                                            BUYING AND SELLING SHARES         23

                                                             GENERAL INFORMATION

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. Dividends are paid quarterly and net capital gains distributions are generally paid once a year. Distributions on Class A shares will generally be higher than Class B and Class C share distribution due to higher Rule 12b-1 fees applicable to Class B and Class C shares. Your distributions will be reinvested in additional shares of the Fund unless you instruct the Fund otherwise. Distributions of these additional shares are made at the NAV of the payment date. There are no fees or sales charges on reinvestments. If you wish to receive cash distributions, you may authorize the Fund to do so in your account application or by writing to Advantus Shareholder Services. If your cash distribution checks cannot be delivered by the postal or other delivery service to your address of record, all distributions will automatically be reinvested in additional shares of the Fund. No interest will be paid on amounts represented by uncashed distribution checks.

You may elect to have dividends invested in shares of the Money Market Fund or in shares of the same class of another Advantus Multiple Class Fund described in "- Advantus Family of Funds" below. Dividends are valued at the NAV of such other Advantus Fund on the dividend payment date. To qualify for this privilege, you must maintain a minimum account balance of $250 in the Fund and the other applicable Advantus Fund. You must request this privilege by writing to Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-5059.

TAXES

You will be taxed on both dividends and capital gains distributions paid by the Fund (unless you hold your shares through an IRA or other tax-deferred retirement account). Dividends and distributions are subject to tax regardless of whether they are automatically invested or are received in cash. Dividends paid from the Fund's investment income will be taxed as ordinary income. Capital gains distributions will be taxed as long-term capital gains, regardless of the length of time for which you have held your shares. Long-term capital gains are currently taxable to individuals at a maximum federal tax rate of 20%. If you purchase shares of the Fund before dividends or capital gains distributions, such dividends and distributions will reduce the NAV per share by the amount of such dividends and distributions. Furthermore, you will be subject to taxation on such dividends and distributions.

If you sell your shares, you will generally realize a capital gain or loss. Any gain will be treated as short-term if you have held the shares for one year or less, and long-term if you have held the shares more than one year. Short-term capital gains are taxed as ordinary income, while long-term capital gains are subject to a maximum federal tax rate of 20%. If

--------------------
FOR YOUR INFORMATION
--------------------
The redemption or exchange of Fund shares may generate a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem or exchange, you may incur a gain or loss.

24             GENERAL INFORMATION
you exchange your shares in the Fund for shares of another Advantus Fund, the exchange will be treated as a sale for federal tax purposes, and you will be taxed on any capital gain you realize on the sale.

The Fund makes changes in its portfolio that Advantus Capital deems advisable. The Fund's investment policies may cause the Fund's annual portfolio turnover rate (I.E., the ratio of sales and purchases of investments to the value of the Fund's entire portfolio) to be higher than that of most mutual funds. High portfolio turnover rates may cause the Fund to realize substantial capital gains which, when distributed to shareholders, will be taxable to them.

You will receive an annual statement from the Fund providing detailed information concerning the federal tax status of distributions you have received during the year.

The above is only a general discussion of the federal income tax consequences of an investment in the Fund. For more information, see the Statement of Additional Information. You should consult your own tax adviser for the specific federal, state or local tax consequences to you of an investment in the Fund.

                                                  GENERAL INFORMATION         25

SERVICE PROVIDERS

INVESTMENT ADVISER

Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
(651) 665-3826

UNDERWRITER

Ascend Financial Services, Inc.
P.O. Box 64809
St. Paul, Minnesota 55101-0809
(651) 665-4833
(888) 237-1838

SHAREHOLDER AND ADMINISTRATIVE SERVICES AGENT

Advantus Shareholder Services
(a division of Minnesota Life Insurance Company)
(800) 665-6005

TRANSFER AGENT

First Data Investor Services Group, Inc.
Advantus Funds Group
P.O. Box 9767
Providence, Rhode Island 02940-5059

CUSTODIAN

U.S. Bank National Association
180 East Fifth Street
St. Paul, Minnesota 55101

INDEPENDENT AUDITORS

KPMG Peat Marwick LLP

GENERAL COUNSEL

Dorsey & Whitney LLP

26             SERVICE PROVIDERS

ADVANTUS FAMILY OF FUNDS

Spectrum Fund is a member of the Advantus family of funds. The following is a brief description of the investment policies and practices of the Advantus Funds.

ENTERPRISE
-------------------------------------------------

Long-term growth through investing primarily in common stocks issued by small capitalization companies.

VENTURE
-------------------------------------------------

Long-term growth through investing primarily in stocks of small capitalization companies deemed by Advantus Capital to be undervalued relative to their future earnings and growth potential.

HORIZON
-------------------------------------------------

Long-term growth combined with a moderate level of current income through investing primarily in common stocks issued by mid and large capitalization companies.

INDEX 500
-------------------------------------------------

Investment Results that correspond generally to the S&P 500 Index by investing a significant portion of its portfolio in common stocks included in the S&P 500 Index.*

CORNERSTONE
-------------------------------------------------

Long-term growth through investing primarily in stocks of mid and large capitalization companies deemed by Advantus Capital to be undervalued relative to their future earnings and growth potential.

INTERNATIONAL BALANCED
-------------------------------------------------

Total return through investing primarily in stocks and bonds of large and small companies located outside the U.S.

SPECTRUM
-------------------------------------------------

Total return from a combination of income and capital appreciation through investing in a portfolio of stocks, bonds and money market instruments.

BOND
-------------------------------------------------

High level of current income by investing primarily in high quality corporate bonds.

MORTGAGE SECURITIES
-------------------------------------------------

High level of current income by investing primarily in mortgage-related securities.

MONEY MARKET
-------------------------------------------------
High level of current income by investing primarily in money market securities.

*"STANDARD & POOR'S-REGISTERED TRADEMARK-", "S&P 500-REGISTERED TRADEMARK-", "STANDARD & POOR'S 500", AND "500" ARE REGISTERED TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY ADVANTUS INDEX 500 FUND, INC. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

AN INVESTMENT IN ANY ADVANTUS FUND WILL BE SUBJECT TO A VARIETY OF RISKS. AS A RESULT, AN ADVANTUS FUND MAY NOT ALWAYS ACHIEVE ITS INVESTMENT OBJECTIVE.

THIS INFORMATION IS A RESULT OF LONG-TERM RISK AND RETURN EXPECTATIONS USING VARIOUS INDICES AND ASSET CLASS HISTORIES, AND IS NOT FROM ACTUAL PERFORMANCE. PLEASE NOTE THAT THE ACTUAL RISK/RETURN FOR AN INVESTMENT IN THE ABOVE ADVANTUS FUNDS MAY VARY AND THE ABOVE TABLE DOES NOT NECESSARILY INDICATE HOW EACH ADVANTUS FUND WILL PERFORM IN THE FUTURE.

[GRAPHIC]

ADDITIONAL INFORMATION ABOUT THE FUND

The Fund's annual and semi-annual reports list portfolio holdings, and discuss recent market conditions, economic trends and investment strategies that affected the Fund during the latest fiscal year.

A Statement of Additional Information (SAI) provides further information about the Fund. The current SAI is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this Prospectus).

HOW TO OBTAIN ADDITIONAL INFORMATION

The SAI and the Fund's annual and semi-annual reports are available without charge upon request. You may obtain additional information or make any inquiries:

By Telephone - Call (800) 665-6005

By Mail - Write to Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island
          02940-5059

Information about the Fund (including the SAI and annual and semi-annual reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (telephone 1-800-SEC-0330). This information and other reports about the Fund are also available on the SEC's World Wide Web site at http://www.sec.gov. Copies of this information may be obtained by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You will be charged a duplicating fee for copies.

Investment Company Act No. 811-4143

                                     [LOGO]

         -C-1998 Minnesota Life Insurance Company. All rights reserved.
F. 48214 Rev. 10-1998

                        STATEMENT OF ADDITIONAL INFORMATION






                            ADVANTUS HORIZON FUND, INC.
                            ADVANTUS SPECTRUM FUND, INC.
                      ADVANTUS MORTGAGE SECURITIES FUND, INC.
                          ADVANTUS MONEY MARKET FUND, INC.
                              ADVANTUS BOND FUND, INC.
                          ADVANTUS CORNERSTONE FUND, INC.
                           ADVANTUS ENTERPRISE FUND, INC.
                     ADVANTUS INTERNATIONAL BALANCED FUND, INC.


                                  FEBRUARY 1, 1999







THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.  THIS STATEMENT OF
 ADDITIONAL INFORMATION RELATES TO THE SEPARATE PROSPECTUSES DATED FEBRUARY 1, 1999 AND SHOULD BE READ IN CONJUNCTION THEREWITH. A COPY OF EACH PROSPECTUS MAY BE OBTAINED BY TELEPHONE FROM ADVANTUS SHAREHOLDER SERVICES AT (800) 665-6005
 OR BY WRITING TO THE FUNDS AT ADVANTUS FUNDS GROUP, P.O. BOX 9767, PROVIDENCE,
                             RHODE ISLAND 02940-5059.








   THIS STATEMENT OF ADDITIONAL INFORMATION MUST BE ACCOMPANIED OR PRECEDED BY A
              COPY OF THE CURRENT PROSPECTUS FOR THE RESPECTIVE FUND.

                                  TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

INVESTMENT OBJECTIVES AND POLICIES
     Equity Securities of Small Capitalization Companies
     Debt and Money Market Securities - Advantus Multiple Class Funds Low Rated Securities
     Convertible Securities
     Money Market Securities - Money Market Fund
     U.S. Government Obligations
     Obligations of Non-Domestic Banks
     Variable Amount Master Demand Notes
     Mortgage-Related Securities
     U.S. Government Mortgage-Related Securities
     Non-governmental Mortgage-Related Securities
     Collateralized Mortgage Obligations
     Stripped Mortgage-Backed Securities
     Asset-Backed Securities
     Direct Investments in Mortgages - Whole Loans
     Foreign Securities
     Currency Exchange Transactions
     Foreign Currency Hedging Transactions
     Closed-End Investment Companies
     Loans of Portfolio Securities
     Restricted and Illiquid Securities
     When-Issued Securities and Forward Commitments
     Mortgage Dollar Rolls
     Repurchase Agreements
     Reverse Repurchase Agreements
     Futures Contracts
     Options - Horizon Fund, Cornerstone Fund and Enterprise Fund
     Options - Mortgage Securities Fund
     Options - Spectrum Fund and Bond Fund
     Warrants
     Warrants with Cash Extractions
     Index Depositary Receipts
     Short Sales Against the Box
     Investments in Russia
     Defensive Purposes

INVESTMENT RESTRICTIONS
     Horizon Fund
     Spectrum Fund
     Mortgage Securities Fund
     Money Market Fund
     Bond Fund
     Cornerstone Fund and Enterprise Fund
     International Fund
     Additional Investment Restrictions
     All Funds

PORTFOLIO TURNOVER

DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR LIABILITY

INVESTMENT ADVISORY AND OTHER SERVICES
     General
     Control and Management of Advantus Capital and Ascend Financial Investment Advisory Agreement
     International Fund Sub-Adviser - Templeton Counsel
     International Fund Investment Sub-Advisory Agreement - Templeton
     Counsel
     Distribution Agreement
     Payment of Certain Distribution Expenses of the Funds

MONEY MARKET FUND AMORTIZED COST METHOD
OF PORTFOLIO VALUATION

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE
     Horizon Fund, Spectrum Fund, Cornerstone Fund and Enterprise Fund Mortgage Securities Fund and Bond Fund
     Money Market Fund
     International Fund
     Generally

CALCULATION OF PERFORMANCE DATA
     Money Market Fund
     Advantus Multiple Class Funds

CAPITAL STOCK AND OWNERSHIP OF SHARES

HOW TO BUY SHARES

SALES CHARGES
     Class A Shares
     Class B Shares
     Class C Shares
     Other Payments to Broker-Dealers

NET ASSET VALUE AND PUBLIC OFFERING PRICE

REDUCED SALES CHARGES
     Right of Accumulation-Cumulative Purchase Discount
     Letter of Intent
     Combining Purchases
     Group Purchases
     Waiver of Sales Charges For Certain Sales of Class A Shares

EXCHANGE AND TRANSFER OF FUND SHARES
     Systematic Exchange Plan

SHAREHOLDER SERVICES
     Open Accounts
     Automatic Investment Plan
     Group Systematic Investment Plan
     Retirement Plans Offering Tax Benefits5
     Systematic Withdrawal Plans

REDEMPTIONS
     Signature Guarantee
     Contingent Deferred Sales Charge
     Telephone Redemption
     Delay in Payment of Redemption Proceeds
     Fund's Right to Redeem Small Accounts
     Checkwriting
     Automatic Premium Payments0
     Reinstatement Privilege

TELEPHONE TRANSACTIONS

DISTRIBUTIONS AND TAX STATUS
     Dividends and Capital Gains Distributions
     Taxation - General
     Taxation on Portfolio Holdings

FINANCIAL STATEMENTS

Appendix A - Mortgage-Related Securities

Appendix B - Bond and Commercial Paper Ratings

Appendix C - Futures Contracts

                          GENERAL INFORMATION AND HISTORY

     Advantus Horizon Fund, Inc. ("Horizon Fund"), Advantus Spectrum Fund, Inc. ("Spectrum Fund"), Advantus Mortgage Securities Fund, Inc. ("Mortgage Securities Fund"), Advantus Money Market Fund, Inc. ("Money Market Fund"), Advantus Bond Fund, Inc. ("Bond Fund"), Advantus Cornerstone Fund, Inc. ("Cornerstone Fund"), Advantus Enterprise Fund, Inc. ("Enterprise Fund") and Advantus International Balanced Fund, Inc. ("International Fund"), collectively referred to as the "Funds," are open-end diversified management investment companies, commonly called mutual funds. The Funds, together with three other mutual funds which share the same investment adviser, are members of a family of mutual funds known as the "Advantus Funds." Each of the Advantus Funds, excluding Money Market Fund, offers more than one class of shares (the "Advantus Multiple Class Funds"). The Advantus Multiple Class Funds currently offer three classes of shares (Class A, Class B and Class C). Each class is sold pursuant to different sales arrangements and bears different expenses. The Funds are incorporated as Minnesota corporations. Horizon Fund, Spectrum Fund, Mortgage Securities Fund and Money Market Fund were incorporated in October 1984. Bond Fund was incorporated in January 1987, and Cornerstone Fund, Enterprise Fund and International Fund were incorporated in January 1994.

                          INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and principal investment policies of each of the Funds are set forth in the text of each Fund's Prospectus under "Investing in the Fund Investment Policies and Practices." This section contains detailed descriptions of the investment policies of the Funds as summarized in each Fund's Prospectus.

EQUITY SECURITIES OF SMALL CAPITALIZATION COMPANIES

     Enterprise Fund will primarily invest in equity securities issued by small capitalization companies. Small capitalization companies may be in a relatively early stage of development or may produce goods and services which have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product-line expertise that may result in an enhanced entrepreneurial spirit and greater focus which allow such firms to be successful. The Fund's investment adviser believes that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger more established entities. However, small capitalization companies frequently retain a large part of their earnings for research, development and investment in capital assets, so that the prospects for immediate dividend income are limited.

     While securities issued by smaller capitalization companies have historically produced better market results than the securities of larger issuers, there is no assurance that they will continue to do so or that the Fund will invest specifically in those companies which produce those results.
Because of the risks involved, the Fund is not intended to constitute a complete investment program.


DEBT AND MONEY MARKET SECURITIES - ADVANTUS MULTIPLE CLASS FUNDS

     Each of Horizon Fund, Spectrum Fund, Mortgage Securities Fund, Bond Fund, Enterprise Fund, Cornerstone Fund and International Fund may invest in long, intermediate and short-term debt securities from various industry classifications and money market instruments. Such instruments may include the following:

     Corporate obligations which at the time of purchase are rated within the four highest grades assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Services, Inc. ("Moody's") or any other national rating service, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser or sub-adviser, as the case may be. To the extent that the Fund invests in securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which have speculative elements. As an operating policy, International Fund will not invest more than 5% of its assets in debt securities rated BBB by S&P or Baa by Moody's. In addition, Spectrum Fund, Bond Fund and Mortgage Securities Fund may also invest up to 5% of their respective net assets in securities rated BB or Ba by S&P or Moody's, respectively, and Cornerstone Fund may also invest up to 10% of its net assets in securities (including convertible securities) rated at least B- by S&P or by B3 by Moody's. See "Low Rated Securities," below. For a description of the ratings used by Moody's and S&P, see Appendix
     B ("Bond and Commercial Paper Ratings") below.

     Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

     Debt obligations of banks.

     Bond Fund may also purchase U.S. dollar denominated debt securities of foreign governments and companies which are publicly traded in the United States and rated within the four highest grades assigned by S&P or Moody's.

     In addition to the instruments described above, which will generally be long-term, but may be purchased by the Fund within one year of the date of a security's maturity, the Fund may also purchase other high quality securities including:

     Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations, savings banks which have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks and U.S. branches or agencies of foreign banks which meet the above-stated asset size; and obligations of any U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations purchased does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

     Obligations of the International Bank for Reconstruction and Development.

     Commercial paper (including variable amount master demand notes) issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-1 by Moody's or A-1 by S&P or, if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P and, if issued by an affiliated foreign corporation, such commercial paper (not to exceed in the aggregate 10% of such Fund's (other than Mortgage Securities Fund's) net assets) is U.S. dollar denominated and not subject at the time of purchase to foreign tax withholding.

     The Fund may also invest in securities which are unrated if the Fund's investment adviser or sub-adviser, as the case may be, determines that such securities are of equivalent investment quality to the rated securities described above. In the case of "split-rated" securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by S&P and Ba by Moody's), it is the Fund's general policy to classify such securities at the higher rating level where, in the judgment of the Fund's investment adviser or sub-adviser, such classification reasonably reflects the security's quality and risk.

     The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Fund's net asset value.

     These Funds may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is the Funds' general policy to dispose of such down-graded securities except when, in the judgment of the Funds' investment adviser or sub-adviser, it is to the Funds' advantage to continue to hold such securities. In no event, however, will any Fund hold in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the Fund. This 5% is in addition to securities which the Fund may otherwise purchase under its usual investment policies.

LOW RATED SECURITIES

     Spectrum Fund, Mortgage Securities Fund and Bond Fund may also invest up to 5% of their respective net assets in corporate bonds and mortgage-related securities, which, at the time of acquisition, are rated BB or Ba by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser or sub-adviser, as the case may be. Cornerstone Fund may also invest up to 10% of its net asset in debt securities (including convertible securities) which are rated at least B- by S&P or B3 by Moody's, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser. Each of these Funds may also hold an additional 5% of its net assets in securities rated below "investment grade" (i.e. below BBB) where such securities were either investment grade or eligible low rated securities at the time of purchase but subsequently down-graded to a rating not otherwise eligible for purchase by the Fund (see "Debt and Money Market Securities - Advantus Multiple Class Funds" above). Debt securities rated below the four highest categories (i.e., below BBB) are not considered investment grade obligations and are commonly called "junk bonds." These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments.

     Low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds' ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Funds' shares.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve their respective investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.

     Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

CONVERTIBLE SECURITIES

     Cornerstone Fund, Enterprise Fund and Horizon Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible bonds can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks.
Enterprise and Horizon Fund will each limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least BBB or Baa by S&P or Moody's, respectively, or it not rated by S&P or Moody's, are of equivalent investment quality as determined by the Fund's investment adviser. Cornerstone Fund will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Fund's investment adviser.

MONEY MARKET SECURITIES - MONEY MARKET FUND

     Subject to the limitations under Rule 2a-7 of the Investment Company Act of 1940 (as described in "Investment Restrictions - Money Market Fund" below), Money Market Fund will invest in a managed portfolio of money market instruments as follows:

     Obligations issued or guaranteed as to principal or interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress.

     Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations and savings banks which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches or agencies of foreign banks if such banks meet the above-stated asset size; and obligations of any such U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation.

     Obligations of the International Bank for Reconstruction and Development.

     Commercial paper (including variable amount master demand notes) issued by U.S. limited partnerships, corporations or affiliated foreign corporations.

     Other corporate debt obligations that at the time of issuance were long-term securities, but that have remaining maturities of 397 calendar days or less.

     Repurchase agreements with respect to any of the foregoing obligations.

     By limiting the maturity of its investments as described above, the Fund seeks to lessen the changes in the value of its assets caused by market factors. The Fund intends to maintain a constant net asset value of $1.00 per share, but there can be no assurance it will be able to do so.

U.S. GOVERNMENT OBLIGATIONS

     These obligations are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the U.S. or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under the authority granted by Congress. Bills, notes and bonds issued by the U.S. Treasury are direct obligations of the U.S. Government and differ in their interest rates, maturities and times of issuance. Securities issued or guaranteed by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress include but are not limited to, the Government National Mortgage Association ("GNMA"), the Export-Import Bank, the Student Loan Marketing Association, the U.S. Postal Service, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, the Federal Home Loan Bank, the Federal Financing Bank, the Federal Intermediate Credit Banks, the Federal Land Banks, the Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association and the Student Loan Marketing Association; others by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Financing Bank and the U.S. Postal Service; and others only by the credit of the issuing agency, authority or other instrumentality, such as securities of the Federal Home Loan Bank and the Federal National Mortgage Association ("FNMA").

OBLIGATIONS OF NON-DOMESTIC BANKS

     Money Market Fund and the Advantus Multiple Class Funds may invest in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks, which may involve somewhat greater opportunity for income than the other money market instruments in which such Funds invest, but may also involve investment risks in addition to any risks associated with direct obligations of domestic banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions, as well as market and other factors which may affect the market for or the liquidity of such obligations. Generally, Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks are subject to fewer U.S. regulatory restrictions than those applicable to domestic banks, and London branches of U.S. banks may be subject to less stringent reserve requirements than domestic branches. Canadian chartered banks, U.S. branches and agencies of foreign banks, and London branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks. The Fund will not invest more than 25% of its total assets in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks.

VARIABLE AMOUNT MASTER DEMAND NOTES

     Money Market Fund may invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the Fund at varying market rates of interest pursuant to direct arrangements between Money Market Fund, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes are illiquid assets. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. The Fund's investment adviser will monitor the creditworthiness of the borrower throughout the term of the variable amount master demand note.

MORTGAGE-RELATED SECURITIES

     Spectrum Fund, Bond Fund and Mortgage Securities Fund may invest in mortgage-related securities (including securities which represent interests in pools of mortgage loans) issued by government (some of which may be U.S. Government agency issued or guaranteed securities as described herein) and non-government entities such as banks, mortgage lenders or other financial institutions. These securities may include both collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage loans are originated and formed into pools by various organizations, including the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and various private organizations including commercial banks and other mortgage lenders. Payments on mortgage-related securities generally consist of both principal and interest, with occasional repayments of principal due to refinancings, foreclosures or certain other events. Some mortgage-related securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals. Certain mortgage-related securities, such as GNMA securities, entitle the holder to receive such payments, regardless of whether or not the mortgagor makes loan payments; certain mortgage-related securities, such as FNMA securities, guarantee the timely payment of interest and principal; certain mortgage-related securities, such as FHLMC securities, guarantee the timely payment of interest and ultimate collection of principal; and certain mortgage-related securities contain no such guarantees but may offer higher rates of return. No mortgage-related securities guarantee the Fund's yield or the price of its shares.

     The Fund expects its investments in mortgage-related securities to be primarily in high-grade mortgage-related securities either (a) issued by GNMA, FNMA or FHLMC or other United States Government owned or sponsored corporations or (b) rated A or better by S&P or Moody's, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser or sub-adviser, as the case may be. The Fund may invest in mortgage-related securities rated BBB or Baa by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser or sub-adviser, as the case may be, when deemed by the Fund's investment adviser or sub-adviser to be consistent with the Fund's respective objective. To the extent that the Fund invests in securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which have speculative elements. Mortgage Securities Fund may not invest more than 35% of its total assets in securities rated BBB or Baa by S&P or Moody's, respectively. For further information about the characteristics and risks of mortgage-related securities, and for a description of the ratings used by Moody's and S&P, see Appendix A and B ("Mortgage-Related Securities" and "Bond and Commercial Paper Ratings") below.

U.S. GOVERNMENT MORTGAGE-RELATED SECURITIES

     A governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

     FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly traded. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and principal on most PCs. There are some PCs, however, on which FHLMC guarantees the timely payment of interest but only the ultimate payment of principal. PCs are not backed by the full faith and credit of the U.S. Government.

NON-GOVERNMENTAL MORTGAGE-RELATED SECURITIES

     Mortgage Securities Fund may invest in non-governmental mortgage-related securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may in addition be the originators and servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance, guarantees and credit enhancements, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Fund's investment adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in its investment adviser's opinion are illiquid if, as a result, more than 10% of the value of the Fund's net assets will be illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS

     Spectrum Fund, Bond Fund and Mortgage Securities Fund may invest in collateralized mortgage obligations ("CMOs"), in which several different series of bonds or certificates secured by pools of mortgage-backed securities or mortgage loans, are issued. The series differ from each other in terms of the priority rights which each has to receive cash flows with the CMO from the underlying collateral. Each CMO series may also be issued in multiple classes. Each class of a CMO series, often referred to as a "tranche," is usually issued at a specific coupon rate and has a stated maturity. The underlying security for the CMO may consist of mortgage-backed securities issued or guaranteed by U.S. Government agencies or whole loans. CMOs backed by U.S. Government agency securities retain the credit quality of such agency securities and therefore present minimal credit risk. CMOs backed by whole loans typically carry various forms of credit enhancements to protect against credit losses and provide investment grade ratings. Unlike traditional mortgage pass-through securities, which simply pass through interest and principal on a pro rata basis as received, CMOs allocate the principal and interest from the underlying mortgages among the several classes or tranches of the CMO in many ways. All residential, and some commercial, mortgage-related securities are subject to prepayment risk. A CMO does not eliminate that risk, but, by establishing an order of priority among the various tranches for the receipt and timing of principal payments, it can reallocate that risk among the tranches. Therefore, the stream of payments received by a CMO bondholder may differ dramatically from that received by an investor holding a traditional pass-through security backed by the same collateral.

     In the traditional form of CMO, interest is paid currently on all tranches but principal payments are applied sequentially to retire each tranche in order of stated maturity. Traditional sequential payment CMOs have evolved into numerous more flexible forms of CMO structures which can vary frequency of payments, maturities, prepayment risk and performance characteristics. The differences between these new types of CMOs relate primarily to the manner in which each varies the amount and timing of principal and interest received by each tranche from the underlying collateral. Under all but the sequential payment structures, specific tranches of CMOs have priority rights over other tranches with respect to the amount and timing of cash flow from the underlying mortgages.

     The primary risk associated with any mortgage security is the uncertainty of the timing of cash flows; specifically, uncertainty about the possibility of either the receipt of unanticipated principal in falling interest rate environments (prepayment or call risk) or the failure to receive anticipated principal in rising interest rate environments (extension risk). In a CMO, that uncertainty may be allocated to a greater or lesser degree to specific tranches depending on the relative cash flow priorities of those tranches. By establishing priority rights to receive and reallocate payments of prepaid principal, the higher priority tranches are able to offer better call protection and extension protection relative to the lower priority classes in the same CMO. For example, when insufficient principal is received to make scheduled principal payments on all tranches, the higher priority tranches receive their scheduled premium payments first and thus bear less extension risk than lower priority tranches. Conversely, when principal is received in excess of scheduled principal payments on all tranches (call risk), the lower priority tranches are required to receive such excess principal until they are retired and thus bear greater prepayment risk than the higher priority tranches. Therefore, depending on the type of CMO purchased, an investment may be subject to a greater or lesser risk of prepayment, and experience a greater or lesser volatility in average life, yield, duration and price, than other types of mortgage-related securities. A CMO tranche may also have a coupon rate which resets periodically at a specified increment over an index. These floating rate CMOs are typically issued with lifetime caps on the level to which the floating coupon rate is allowed to rise. The Fund may invest in such securities, usually subject to a cap, provided such securities satisfy the same requirements regarding cash flow priority applicable to the Fund's purchase of CMOs generally. CMOs are typically traded over the counter rather than on centralized exchanges. Because CMOs of the type purchased by the Fund tend to have relatively more predictable yields and are relatively less volatile, they are also generally more liquid than CMOs with greater prepayment risk and more volatile performance profiles.

     Spectrum Fund, Bond Fund and Mortgage Securities Fund may also purchase CMOs known as "accrual" or "Z" bonds. An accrual or Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value. As an operating policy, Spectrum Fund, Mortgage Securities Fund and Bond Fund will not purchase a Z bond if the respective Fund's aggregate investment in Z bonds which are then still in their accrual periods would exceed 20% of the Fund's total assets (Z bonds which have begun to receive cash payments are not included for purposes of this 20% limitation).

     Spectrum Fund, Bond Fund and Mortgage Securities Fund may also invest in inverse or reverse floating CMOs. Inverse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index. Accordingly, the coupon rate will increase as interest rates decrease. The Fund would be adversely affected, however, by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate will decrease as interest rates increase, and, like other mortgage-related securities, the value will decrease as interest rates increase. Inverse or reverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs, and usually carry a lower cash flow priority. As an operating policy, Spectrum Fund, Bond Fund and Mortgage Securities Fund will treat inverse floating rate CMOs as illiquid and, therefore, will limit its investments in such securities, together with all other illiquid securities, to 10% of such Fund's net assets.

STRIPPED MORTGAGE-BACKED SECURITIES

     Spectrum Fund, Bond Fund and Mortgage Securities Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent undivided ownership interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private issuers. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates, unlike other mortgage-backed securities (which tend to move in the opposite direction compared to interest rates). Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

     The cash flows and yields on standard IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the performance and prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation (i.e., a GNMA). Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security, but unlike IOs, an investor will eventually recoup fully its initial investment provided no default of the guarantor occurs. As an operating policy, the Fund will limit its investments in IOs and POs to 10% of the Fund's net assets.

ASSET-BACKED SECURITIES

     Bond Fund may invest in asset-backed securities rated within the four highest grades assigned by Moody's or S&P, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser. These securities usually represent interests in pools of consumer loans (typically trade, credit card or automobile receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, the quality of the servicing of the receivables, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities may depend on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security may be difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Some asset-backed transactions are structured with a "revolving period" during which the principal balance of the asset-backed security is maintained at a fixed level, followed by a period of rapid repayment. This structure is intended to insulate holders of the asset-backed security from prepayment risk to a significant extent. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

     Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

     Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

     To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

DIRECT INVESTMENTS IN MORTGAGES - WHOLE LOANS

     Mortgage Securities Fund may invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (i.e., the Fund becomes the mortgagee). Such investments are not "mortgage-related securities" as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans".) The vendor of such mortgages receives a fee from Mortgage Securities Fund for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as Mortgage Securities Fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Fund. At present, such investments are considered to be illiquid by the Fund's investment adviser. Mortgage Securities Fund will invest in such mortgages only if its investment adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Fund.

FOREIGN SECURITIES

     Horizon Fund, Spectrum Fund, Enterprise Fund and Cornerstone Fund may invest up to 10% of the market value of their respective total assets in securities of foreign issuers which are not publicly traded in the U.S. (Securities of foreign issuers which are publicly traded in the U.S., usually in the form of sponsored American Depositary Receipts, are not subject to this 10% limitation.) Bond Fund may also invest in debt securities issued by foreign governments and companies provided that such securities are U.S. dollar-denominated and publicly traded in the United States. In addition, International Fund may invest in securities without limitation. Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. Also, some countries may withhold portions of interest, dividends and gains at the source. The Fund may also be unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations (i.e., when the currency being exchanged has decreased in value relative to the currency being purchased). There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

     Furthermore, International Fund may invest in securities issued by governments, governmental agencies and companies located in developing market countries. The Fund considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan and Switzerland. In addition, developing market securities means (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country. International Fund will at all times, except during temporary defensive periods, maintain investments in at least three countries having developing markets.

     An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges.
Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.

     In addition, International Fund may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and which are designed for use in the European securities markets. European Depository Receipts are not necessarily denominated in the currency of the underlying security.

CURRENCY EXCHANGE TRANSACTIONS

     International Fund usually effects currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, the Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If the Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

FOREIGN CURRENCY HEDGING TRANSACTIONS

     FORWARD EXCHANGE CONTRACTS. International Fund has authority to deal in forward foreign currency exchange contracts between currencies of the different countries in which the Fund will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward exchange contracts are individually negotiated and privately traded by currency traders and their customers. The Fund's dealings in forward foreign exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund arising from the purchase and sale of portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign exchange contracts with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not engage in naked forward foreign exchange contracts.

     In addition, when the Fund's investment sub-adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's securities denominated in such foreign currency. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     CURRENCY FUTURES CONTRACTS. International Fund may also enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Fund's investment sub-adviser to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

CLOSED-END INVESTMENT COMPANIES

     Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act of 1940, International Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the International Fund to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the International Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the International Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

LOANS OF PORTFOLIO SECURITIES

     For the purpose of realizing additional income, Horizon Fund, Spectrum Fund, Enterprise Fund, Cornerstone Fund, Bond Fund and International Fund may make secured loans of portfolio securities amounting to not more than 20% of their respective total assets. Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of cash, letters of credit or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Fund does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but in some cases may do so), a portion of the additional income realized will be shared with the Fund's custodian for arranging and administering such loans. The Fund has a right to call each loan and obtain the securities on five business days' notice. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Fund's investment adviser or sub-adviser to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Fund's investment adviser or sub-adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by the Fund's investment adviser or sub-adviser throughout the term of each loan.

RESTRICTED AND ILLIQUID SECURITIES

     Horizon Fund, Spectrum Fund, Mortgage Fund, Enterprise Fund, Cornerstone Fund, Money Market Fund, Bond Fund and International Fund may invest up to 10% of their respective net assets in securities restricted as to disposition under the federal securities laws or otherwise, or other illiquid assets. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. Because of such restrictions, the Fund may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Fund may be required to bear the expenses of registration of such restricted securities.

     The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, the Fund's investment adviser and sub-adviser believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Enterprise, Cornerstone, Money Market and International Funds may invest without limitation in these forms of restricted securities if such securities are deemed by the Fund's investment adviser or sub-adviser to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, the Fund's investment adviser or sub-adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

     If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund is in a position where more than 10% of its net assets are invested in restricted and other illiquid securities, the Fund will take appropriate steps to protect liquidity.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

     Mortgage Securities Fund, Spectrum Fund, Bond Fund and International Fund may each purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Fund and settlement, no payment is made for the securities purchased by the Fund and, thus, no interest accrues to the Fund from the transaction.

     The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Fund's investment adviser or sub-adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the Fund's investment adviser or sub-adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the investment adviser or sub-adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Fund's investment adviser or sub-adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Fund's net asset value.

     When-issued securities and forward commitments may be sold prior to the settlement date, but, except for mortgage dollar roll transactions (as discussed below), the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)

     The Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee. These transactions, referred to as "mortgage dollar rolls," are entered into without the intention of actually acquiring securities. For a description of mortgage dollar rolls and the Funds that may invest in such transactions, see "Mortgage Dollar Rolls" below.

     The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. No more than 30% of the value of such Fund's (other than International Fund's) total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (i.e., 20% of its total assets) may be invested in mortgage dollar rolls. No more than 20% of the value of International Fund's total assets will be committed to when-issued or forward commitment transactions.

MORTGAGE DOLLAR ROLLS

     In connection with its ability to purchase securities on a when-issued or forward commitment basis, Spectrum Fund, Bond Fund and Mortgage Securities Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of the Fund's investment adviser to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

     For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a "financing" rather than as a separate sale and purchase transactions.

REPURCHASE AGREEMENTS

     Horizon Fund, Spectrum Fund, Enterprise Fund, Cornerstone Fund, Money Market Fund, Bond Fund and International Fund may enter into repurchase agreements. Repurchase agreements are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Fund has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Fund enters into repurchase agreements is monitored by the Fund's investment adviser or sub-adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. The Fund's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS

     Spectrum Fund and Money Market Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements are the counterparts of repurchase agreements, by which the Fund sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements may be considered a form of borrowing by the Fund from the buyer, collateralized by the security. The Fund uses the proceeds of a reverse repurchase agreement to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund utilizes reverse repurchase agreements when the interest income to be earned from investment of the proceeds of the reverse repurchase transaction exceeds the interest expense of the transaction.

     The use of reverse repurchase agreements by the Fund allows it to leverage its portfolio. While leveraging offers the potential for increased yield, it magnifies the risks associated with the Fund's investments and reduces the stability of the Fund's net asset value per share. To limit this risk, the Fund will not enter into a reverse repurchase agreement if all such transactions, together with any money borrowed, exceed 5% of the Fund's net assets. In addition, when entering into reverse repurchase agreements, the Fund will deposit and maintain in a segregated account with its custodian liquid assets, such as cash or cash equivalents and other appropriate short-term securities and high grade debt obligations, in an amount equal to the repurchase price (which shall include the interest expense of the transaction). Moreover, the Money Market Fund will not enter into reverse repurchase agreements if and to the extent such transactions would, as determined by the Fund's investment adviser, materially increase the risk of a significant deviation in the Fund's net asset value per share. See "Money Market Fund Amortized Cost Method of Portfolio Valuation" below.

FUTURES CONTRACTS

     A futures contract sale creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. A futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. See "General Risks", below, for a disclosure of the risks of being unable to close out a position before the settlement date.

     A public market now exists in futures contracts covering primarily the following financial instruments: long-term United States Treasury Bonds; Government National Mortgage Association modified pass-through mortgage-backed securities (GNMA); three month United States Treasury Bills; United States Treasury Notes; and bank certificates of deposit. It is expected that other financial instruments will be subject to futures contacts. There is a $100,000 minimum for futures contracts in United States Treasury Bonds, GNMA pass-through securities, and United States Treasury Notes, and a $1,000,000 minimum for contracts in United States Treasury Bills and bank certificates of deposit. See "Example of Futures Contract Sale" and "Example of Futures Contract Purchase" in Appendix C.

     The Commodity Futures Trading Commission (the "CFTC"), a Federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an investment trust, syndicate, or similar form or enterprise, and who, in connection therewith, solicits, accepts, or receives from others, funds, securities, or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted certain regulations which exclude from the definition of "commodity pool operator" an investment company, like the Fund, registered with the Securities and Exchange Commission under the Investment Company Act of 1940, and any principal or employee thereof, which investment company files a notice of eligibility with the CFTC and the National Futures Association containing certain information about the investment company and representing that it (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes, (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, (iii) will not be, and has not been, marketing participations to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets, (iv) will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the entity intends to engage, and (v) will submit to such special calls as the CFTC may make to require the qualifying entity to demonstrate compliance with these representations. The "bona fide hedging" transactions and positions authorized by these regulations mean transactions or positions in a contract for future delivery on any contract market, where such transactions or positions normally represent a substitute for transactions to be made or positions to be taken at a later time in a physical marketing channel, and where they are economically appropriate to the reduction of risks in the conduct and management of a commercial enterprise, and where they arising from (i) the potential change in the value of assets which a person owns, produces, manufactures, processes or merchandises or anticipates owning, producing, manufacturing, processing or merchandising, (ii) the potential change in the value of liabilities a person owes or anticipates incurring, or (iii) the potential change in the value of services which a person provides, purchases or anticipates providing or purchasing; provided that, notwithstanding the foregoing, no transactions or positions shall be classified as bona fide hedging unless their purpose is to offset price risk incidental to commercial cash or spot operations and such positions are established and liquidated in an orderly manner in accordance with sound commercial practices and unless certain statements are filed with the CFTC with respect to such transactions or positions. The Funds investing in futures contracts intend to meet these requirements, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration of the Fund and any of its principals and employees as a commodity pool operator unnecessary.

     SECURITIES FUTURES CONTRACTS. International Fund may purchase and sell securities futures contracts. A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

     INTEREST RATE FUTURES CONTRACTS. Mortgage Securities Fund and Bond Fund may each also enter into contracts for the future delivery of fixed income securities commonly referred to as "interest rate futures contracts." These futures contracts will be used only as a hedge against anticipated interest rate changes. The Fund will sell futures contracts to protect against expected increases in interest rates and purchase futures contracts to offset the impact of interest rate declines. The Fund will not enter into an interest rate futures contracts if immediately thereafter (a) more than 5% of the value of the Fund's total assets will be committed to initial margin or (b) the sum of the then aggregate futures market prices of financial instruments required to be delivered upon open futures contract sales and the aggregate purchase prices under open futures contract purchases would exceed 30% of the value of the Fund's total assets. In addition, when purchasing interest rate futures contracts, the Fund will deposit and maintain in a separate account with its custodian cash or cash equivalents in an amount equal to the market value of such futures contracts, less any margin deposited on the Fund's long position, to cover the Fund's obligation. These earmarked assets will be used to cover the Fund's obligation and will not be used to support any other transaction into which the Fund may enter.

     FINANCIAL FUTURES CONTRACTS. International Fund may purchase and sell financial futures contracts. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. Currently, futures contracts are available on several types of fixed-income securities including: U.S. Treasury bonds, notes and bills; commercial paper; and certificates of deposit. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

     Financial futures contracts are traded in an auction environment on the floors of several exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. The Fund will pay a commission on each contract, including offsetting transactions. In addition, the Fund is required to maintain margin deposits with brokerage firms through which it enters into futures contracts. Currently, the initial margin deposit per contract is $1,500 for Treasury Bills and commercial paper and $2,000 for Treasury Bonds and GNMAs. The Fund will establish a custodial account with its bank custodian to hold initial margin deposits. The account will be in the name of the futures commission merchant through which the Fund entered into the futures contract. The futures commission merchant will be able to gain access to the assets held in this account only if he states that all conditions precedent to his right to direct disposition have been satisfied. Margin balances will be adjusted daily to reflect unrealized gains and losses on open contracts. The payments to or withdrawals from this account are known as variation margin payments. The Fund can withdraw amounts from this account in excess of the initial margin payments, and it is the Fund's intention to promptly make withdrawals of any such excess. If the margin account is depleted below the maintenance level (a fixed percentage of the initial margin), the Fund will be required to deposit an amount that will bring the margin account back up to its initial margin level. If the Fund has an unrealized gain above the amount of any net variation margin it has already received, the futures commission merchant, as of the close of that trading day, may receive, on behalf of the Fund, a variation margin payment from the clearing corporation in the amount of the gain. By 10:30 A.M. (Central Time) the next day, the futures commission merchant must notify the Fund of its entitlement to receive a variation margin payment from the margin account, and the Fund will promptly demand payment of such amount.

     INDEX FUTURES CONTRACTS. International Fund may buy or sell index futures contracts with respect to any non-U.S. stock or bond index. The Fund may invest in index futures contracts for hedging purposes only and not for speculation. The Fund may engage in such transactions only to the extent that the total contract value of the futures contracts do not exceed 5% of the Fund's total assets at the time when such contracts are entered into. Successful use of stock or bond index futures is subject to the ability of the Fund's investment adviser or sub-adviser to predict correctly movements in the direction of the stock or bond markets. No assurance can be given that the judgment of the Fund's investment adviser or sub-adviser in this respect will be correct.

     An index futures contract is a contract to buy or sell units of a stock or bond index at a specified future date at a price agreed upon when the contract is made. The value of a unit is the current value of the stock or bond index. During or in anticipation of a period of market appreciation, the Fund may enter into a "long hedge" of a security which it proposes to add to its portfolio by purchasing an index future for the purpose of reducing the effective purchase price of such security. To the extent that the securities which the Fund proposes to purchase increase in value in correlation with the index contracts, the purchase of futures contracts on that index would result in gains to the Fund which could be offset against rising prices of such security. During or in anticipation of a period of market decline, the Fund may "hedge" securities in its portfolio by selling stock or bond index futures for the purpose of limiting the exposure of its portfolio to such decline. To the extent that a portfolio of securities decreases in value in relation with a given index, the sale of futures contracts on that index could substantially reduce the risk to the portfolio of a market decline and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs.

     GENERAL RISKS. One risk in employing futures contracts to protect against cash market price volatility is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. The ordinary spreads between prices in the cash and future markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore increased participation by speculators in the futures market may cause temporary price distortions.

     In addition, there can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.
A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures position, and it would remain obligated to meet margin requirements until the position is closed. The Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Successful use of stock and bond index futures by the Fund for hedging purposes also depends upon the ability of the Fund's investment adviser or sub-adviser, as the case may be, to predict correctly movements in the direction of the market, as to which no assurance can be given.

     The Fund's investment adviser or sub-adviser may be incorrect in its expectation as to the extent of various interest rate movements or the time span within which the movements take place. Closing out a futures contract purchase at a loss because of higher interest rates will generally have one of two consequences depending on whether, at the time of closing out, the "yield curve" is normal (long-term rates exceeding short-term). If the yield curve is normal, it is possible that the Fund will still be engaged in a program of buying long-term securities, because the price of long-term securities will likely have decreased. The closing out of the futures contract purchase at a loss will reduce the benefit of the reduced price of the securities purchased. If the yield curve is inverted, it is possible that the Fund will retain its investments in short-term securities earmarked for purchase of longer term securities. Thus, closing out of a loss will reduce the benefit of the incremental income that the Fund will experience by virtue of the high short-term rates.

     In addition, although the Fund will only purchase and sell futures contracts for which there is a public market, there can be no assurance that the Fund will be able to close out its position by entering into an offsetting transaction before the settlement date. In that event, the Fund will be required to deliver or accept the underlying securities in accordance with the terms of its commitment.

     For examples of futures contracts and their tax treatment, see Appendix C to this Statement of Additional Information.

OPTIONS - HORIZON FUND, CORNERSTONE FUND AND ENTERPRISE FUND

     The Fund may write covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio ("covered options") in an attempt to earn additional current income on its portfolio or to guard against an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Fund realizes income, typically in the form of short-term capital gain, to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. The Fund does not write call options in an aggregate amount greater than 15% of its net assets.

     The Fund purchases call options only to close out a position, and will neither write nor purchase put options. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a short-term capital gain if the amount paid to purchase the call option is less than the premium received for writing a similar option. Generally, the Fund realizes a short-term loss if the amount paid to purchase the call option is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.

     The use of options contracts involves risk of loss to the Fund due to the possibility that the prices of the underlying securities on which such options are written may not move as anticipated.

OPTIONS - MORTGAGE SECURITIES FUND

     Mortgage Securities Fund may purchase put and call options written by others covering the types of securities in which the Fund may invest. The Fund may not write put or call options. The Fund utilizes put and call options to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates.

     A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. The Fund will not purchase a put or call option if, as a result, the aggregate cost of all outstanding options purchased and held by the Fund plus all other illiquid assets held by the Fund would exceed 10% of the value of the Fund's net assets. If an option is permitted to expire without being sold or exercised, its premium would be lost by the Fund.

     In buying a call, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. By buying a put, the Fund would be in a position to realize a gain if, during the option period, the price of the security declines in an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium.

     The Fund generally purchases options in negotiated transactions with the writers of the options. The Fund purchases options only from investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by its investment adviser. The Fund may dispose of an option by entering into a closing sale transaction with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. The Fund realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option. Options purchased by the Fund in negotiated transactions are illiquid and there is no assurance that the Fund will be able to effect a closing sale transaction at a time when its investment adviser believes it would be advantageous to do so.

     The use of options contracts involves risk of loss to the Fund due to the possibility that the prices of the underlying securities on which such options are written may not move as anticipated.

OPTIONS - SPECTRUM FUND AND BOND FUND

     The Fund may write (sell) "covered" call options and purchase "covered" put options. The Fund will not purchase call options except to close out call options previously written by the Fund, nor will it write put options except to close out put options previously purchased by the Fund. The effect of writing covered call options and purchasing covered put options will be to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share. Another effect may be the generation of additional revenues in the form of premiums received for writing covered call options.

     Spectrum Fund does not write covered call or purchase covered put options if, as a result, the aggregate market value of all portfolio securities covering such options exceeds an aggregate amount greater than 15% of the market value of its net assets. Bond Fund will not write a covered call option or purchase a put option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options exceeds 25% of the market value of the Fund's net assets. In addition, Bond Fund will purchase covered put options (and purchase call options to close out call options previously written by the Fund) only to the extent that the aggregate premiums paid for all such options held do not exceed 2% of the value of its net assets.

     The Fund will only write "covered" call and purchase "covered" put options. This means that the Fund will only write a call option or purchase a put option on a security which the Fund already owns. Each Fund will only write covered call options and purchase covered put options in exchange-traded standard contracts issued by the Options Clearing Corporation ("OCC"), or write covered call options and purchase covered put options in the over-the-counter ("OTC") market in negotiated transactions entered into directly with investment dealers meeting the creditworthiness criteria (described below) of the Fund's investment adviser. Exchange-traded options are third-party contracts and standardized strike prices and expiration dates, and are purchased from a clearing corporation such as the OCC. Technically, the OCC assumes the other side of every purchase and sale transaction on a stock exchange and, by doing so, guarantees the transaction. In contrast, OTC options are two-party contracts with price and terms negotiated between buyer and seller. The Fund relies on the dealer from whom it purchases an OTC option to perform if the option is exercised, and will therefore only negotiate an OTC option with a dealer subject to the following criteria: (i) the broker-dealer or its predecessor must have been in business at least 15 years; (ii) the broker-dealer must have, in the judgment of the Fund's investment adviser, a reputation for sound management and ethical business practices; (iii) the broker-dealer must be registered with the SEC; and (iv) the broker-dealer must have at least $50 million in "Excess Capital." ("Excess Capital" is that portion of a firm's permanent capital which is in excess of the minimum capital required under the Uniform Net Capital Rule of the SEC). Broker-dealer subsidiaries of companies having at least $1 billion in net worth shall also be considered creditworthy, in the event of a lack of publicly available financial information. To the extent the Fund invests in OTC options for which there is no secondary market it will be investing in securities which are illiquid and therefore subject to the Fund's 10% limitation on aggregate investment in restricted or other illiquid securities (see "Investment Restrictions" below).

     The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options) but capable of enhancing total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The Fund will purchase put options involving portfolio securities only when the Fund's investment adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio security. Therefore, the purchase of put options will be utilized to protect the Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

     The Fund will purchase a call option only to close out a covered call option it has written (a "closing purchase transaction"), and will write a put option only to close out a put option it has purchased (a "closing sale transaction"). Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

     The use of options contracts involves risk of loss to the Fund due to the possibility that the prices of the underlying securities on which such options are written may not move as anticipated.

WARRANTS

     Horizon Fund, Spectrum Fund, Enterprise Fund, Cornerstone Fund, Bond Fund and International Fund may invest in warrants; however, not more than 5% of their respective net assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of the Fund's respective assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchanges. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. The market price of a warrant is determined by market participants by the addition of two distinct components: (1) the price of the underlying shares less the warrant's exercise price, and (2) the warrant's premium that is attributed to volatility and leveraging power. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

     It is not expected that Bond Fund will invest in common stocks or equity securities other than warrants, but it may retain for reasonable periods of time up to 5% of its total assets in common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants.

WARRANTS WITH CASH EXTRACTIONS

     International Fund may also invest up to 5% of its assets in warrants used in conjunction with the cash extraction method. If an investor wishes to replicate an underlying share, the investor can use the warrant with cash extraction method by purchasing warrants and holding cash. The cash component would be determined by subtracting the market price of the warrant from the underlying share price.

     For example, ASSUME one share for company "Alpha" has a current share price of $40 and issued warrants can be converted one for one share at an exercise price of $31 exercisable two years from today. Also ASSUME that the market price of the warrant is $10 ($40 - $31 + $1) because investors are willing to pay a premium ($1) for previously stated reasons. If an investor wanted to replicate an underlying share by engaging in a warrant with cash extraction strategy, the amount of cash the investor would need to hold for every warrant would be $30 ($40 - $10 = $30). A warrant with cash extraction is, thus, simply a synthetically created quasi-convertible bond.

     If an underlying share issues no or a low dividend and has an associated warrant with a market price that is low relative to its share price, a warrant with cash extraction may provide attractive cash yields and minimize capital loss risk, provided the underlying share is also considered a worthy investment. For example, ASSUME Alpha's share is an attractive investment opportunity and its share pays no dividend. Given the information regarding Alpha provided above, also ASSUME that short-term cash currently yields 5% per year and that the investor plans to hold the investment at least two years, barring significant near-term capital appreciation. If the share price were to fall below $30, the warrant with cash extraction strategy would yield a lower loss than the underlying share because an investor cannot lose more than the purchase cost of the warrant (capital risk minimized). The cash component for this strategy would yield $3.08 after two years (compound interest). The total value of the underlying investment would be $43.08 versus $40.00 for the non-yielding underlying share (attractive yield). Finally, it is important to note that this strategy will not be pursued if it is not economically more attractive than underlying shares.

INDEX DEPOSITARY RECEIPTS

     Cornerstone Fund, Enterprise Fund, Spectrum Fund and Horizon Fund may each invest up to 5% of its total assets in one or more types of depositary receipts ("DRs") as a means of tracking the performance of a designated stock index while maintaining liquidity. The Fund may invest in S&P 500 Depositary Receipts ("SPDRs"), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts ("MidCap SPDRs"), which track the S&P MidCap 400 Index; and "Dow Industrial Diamonds," which track the Dow Jones Industrial Average, or in other DRs which track indexes, provided that such investments are consistent with the Fund's investment objective as determined by the Fund's investment adviser. Each of these securities represents shares of ownership of a long term unit investment trust (a type of investment company) that holds all of the stock included in the relevant underlying index.

     DRs carry a price which equals a specified fraction of the value of the designated index and are exchange traded. As with other equity transactions, brokers charge a commission in connection with the purchase of DRs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the asset management fee paid by the Fund).

     Trading costs for DRs are somewhat higher than those for stock index futures contracts, but, because DRs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of the Fund's assets to track the return of a particular stock index. DRs share in the same market risks as other equity investments.

SHORT SALES AGAINST THE BOX

     Each Fund may sell securities "short against the box." Whereas a short sale is the sale of a security the Fund does not own, a short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Funds have no present intention to sell securities short in this fashion.

INVESTMENTS IN RUSSIA

     International Fund may invest in securities of Russian companies, which involves risks and special considerations not typically associated with investing in United States securities markets. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risks of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

     The planned economy of the former Soviet Union was run with qualitatively different objectives and assumptions from those prevalent in a market system and Russian businesses do not have any recent history of operating within a market-oriented economy. In general, relative to companies operating in Western economies, companies in Russian are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and,
(iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia's continued attempts to move toward a more market-oriented economy. Russia's economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russian presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted.

     The Russian securities markets are substantially smaller, less liquid and significantly more volatile than the securities markets in the United States. In addition, there is little historical data on these securities markets because they are of recent origin. A substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges and over-the-counter markets. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Although evolving rapidly, even the largest of Russia's stock exchanges are not well developed compared to Western stock exchanges. The actual volume of exchange-based trading in Russia is low and active on-market trading generally occurs only in the shares of a few private companies. Most secondary market trading of equity securities occurs through over-the-counter trading facilitated by a growing number of licensed brokers. Shares are traded on the over-the-counter market primarily by the management of enterprises, investment funds, short-term speculators and foreign investors. The securities of Russian companies are mostly traded over-the-counter and, despite the large number of stock exchanges, there is still no organized public market for such securities. This may increase the difficulty of valuing the Fund's investments. No established secondary markets may exist for many of the securities in which the Fund may invest. Reduced secondary market liquidity may have an adverse effect on market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging country securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

     Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration transactions are subject to significant risks not normally associated with investments in the United States and other more developed markets. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or in certain limited cases by formal share certificates. However, there is not a central registration system and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and its possible for the Fund to lose its registration through fraud, negligence and even mere oversight. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, applicable to the Fund's activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund. There is still lacking a cohesive body of law and precedents normally encountered in business environments. Foreign investment in Russian companies is, in certain cases, legally restricted. Sometimes these restrictions are contained in constitutional documents of an enterprise which are not publicly available. Russian foreign investment legislation currently guarantees the right of foreign investors to transfer abroad income received on investments such as profits, dividends and interest payments. This right is subject to settlement of all applicable taxes and duties. However, more recent legislation governing currency regulation and control guarantees the right to export interest, dividends and other income on investments, but does not expressly permit the repatriation of capital from the realization of investments. Current practice is to recognize the right to repatriation of capital. Authorities currently do not attempt to restrict repatriation beyond the extent of the earlier law. No guarantee can be made, however, that amounts representing realization of capital of income will be capable of being remitted. If, for any reason, the Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable U.S. federal income tax treatment afforded to regulated investment companies, or, even if it did so qualify, it might become liable for income and excise taxes on undistributed income.

     Russian courts lack experience in commercial dispute resolution and many of the procedural remedies for enforcement and protection of legal rights typically found in Western jurisdictions are not available in Russia. There remains uncertainty as to the extent to which local parties and entities, including Russian state authorities, will recognize the contractual and other rights of the parties with which they deal. Accordingly, there will be difficulty and uncertainty in the Fund's ability to protect and enforce its rights against Russian state and private entities. There is also no assurance that the Russian courts will recognize or acknowledge that the Fund has acquired title to any property or securities in which the Fund invests, or that the Fund is the owner of any property or security held in the name of a nominee which has acquired such property or security on behalf of the Fund, because there is at present in Russia no reliable system or legal framework regarding the registration of titles. There can be no assurance that this difficulty in protecting and enforcing rights in Russia will not have a material adverse effect on the Fund and its operations. Difficulties are likely to be encountered enforcing judgments of foreign courts within Russia or of Russian courts in foreign jurisdictions due to the limited number of countries which have signed treaties for mutual recognition of court judgments with Russia.

DEFENSIVE PURPOSES

     The Funds may invest up to 20% of their respective net assets in cash or cash items. In addition, for temporary or defensive purposes, the Funds may invest in cash or cash items without limitation. The "cash items" in which the Funds may invest, include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by the Fund's investment adviser.

INVESTMENT RESTRICTIONS

     Each of the Funds is "diversified" as defined in the Investment Company Act of 1940. This means that at least 75% of the value of the Fund's total assets is represented by cash and cash items, government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

     Each Fund is also subject to certain "fundamental" investment restrictions, which may not be changed without the vote of a "majority" of the Fund's outstanding shares. As used in the applicable Prospectus and this Statement of Additional Information, "majority" means the lesser of (i) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of a Fund's outstanding shares. An investment restriction which is not fundamental may be changed by vote of the Board of Directors without further shareholder approval. Except as otherwise noted, each of the investment restrictions below is fundamental.

HORIZON FUND

     Horizon Fund will NOT:

     (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation; [Note: see "Additional Investment Restrictions" below.]

     (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry;

     (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

     (4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

     (5) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

     (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

     (7) Invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable;

     (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more
          than     of 1% of the shares or securities of that company, together own more than 5%;

     (9) Make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

     (10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

     (11) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

     (12) Make investments for the purpose of exercising control or management;

     (13) Participate on a joint or joint and several basis in any trading account in securities;

     (14) Write put or call options, except covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio, in an aggregate amount not greater than 15% of its net assets; or purchase options, except call options in order to close out a position;

     (15) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

     (16) Purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser; or

     (17) Invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets (which include repurchase agreements with a maturity of over seven days).

SPECTRUM FUND

     Spectrum Fund will NOT:

     (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation;

     (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, provided that (a) telephone, gas and electric public utilities are each regarded as separate industries and (b) banking, savings and loan associations, savings banks and finance companies as a group will not be considered a single industry for the purpose of this limitation. There is no limitation with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities or certificates of deposit and bankers' acceptances of United States banks and savings and loan associations; [Note: see "Additional Investment Restrictions" below.]

     (3) Purchase any security on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

     (4) Make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

     (5) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

     (6) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets; [Note: see "Additional Investment Restrictions" below.]

     (7) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund, except that this limitation shall not apply to deposits made in connection with the entering into and holding of interest rate futures contracts;

     (8) Invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable;

     (9) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more
          than    of 1% of the shares of securities of that company, together own more than 5%;

     (10) Make loans, except by purchase of qualified debt obligations referred to in the Prospectus and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund's investment adviser to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loans, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

     (11) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

     (12) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

     (13) Make investments for the purpose of exercising control or management;

     (14) Participate on a joint or joint and several basis in any trading account in securities;

     (15) Write call or purchase put options, except covered options which are traded on national securities exchanges with respect to securities in its portfolio, in an amount not greater than 15% of its net assets, or purchase a call option or write a put option, except to close out a position;

     (16) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets; or

     (17) Invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets.

MORTGAGE SECURITIES FUND

     Mortgage Securities Fund will NOT:

     (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation;

     (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, except that this limitation shall not apply to investment in the mortgage and mortgage-finance industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or securities issued or guaranteed by the United States Government, its agencies or instrumentalities; [Note: see "Additional Investment Restrictions" below.]

     (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

     (4)  Lend its portfolio securities;

     (5) Borrow money except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

     (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund, except that this limitation shall not apply to deposits made in connection with the entering into and holding of interest rate futures contracts;

     (7) Invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable;

     (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more
          than    of 1% of the shares or securities of the company, together own more than 5%;

     (9) Make loans, except by purchase of qualified debt obligations referred to in the Prospectus and in "Investment Objectives and Policies" above;

     (10) Buy or sell (a) oil, gas or other mineral leases, rights or royalty contracts; (b) real estate, except that it may invest in mortgage-related securities and whole loans and purchase and sell securities of companies which deal in real estate or interests therein; or (c) commodities or commodity contracts, except that it may invest in interest rate futures contracts;

     (11) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

     (12) Make investments for the purpose of exercising control or management;

     (13) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets; or

     (14) Invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets (which include put and call options).

MONEY MARKET FUND - (Restriction number 15 is not "fundamental.")

     The Money Market Fund is subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), in addition to its other policies and restrictions discussed below. Pursuant to Rule 2a-7, the Fund is required to invest exclusively in securities that mature within 397 days from the date of purchase and to maintain an average weighted maturity of not more than 90 days. Rule 2a-7 also requires that all investments by the Fund be limited to United States dollar-denominated investments that (a) present "minimal credit risk" and (b) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by S&P, or Prime-1 or Prime-2 by Moody's.

     Rule 2a-7 also requires, among other things, that the Money Market Fund may not invest, other than in U.S. "Government securities" (as defined in the 1940
Act), (a) more than 5% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not rated by two NRSROs in the highest category such as A-1 and Prime-1) and (b) more than the greater of 1% of its total assets or $1,000,000 in Second Tier Securities of any one issuer. The Fund's present practice is not to purchase any Second Tier Securities.

     In addition, Money Market Fund will NOT:

     (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer;

     (2) Purchase any security if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry; provided that (a) telephone, gas, and electric public utilities are each regarded as separate industries and (b) United States banks, savings and loan associations, savings banks and finance companies are each regarded as separate industries for the purpose of this limitation. There are no limitations with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or certificates of deposit and bankers acceptances of domestic branches of United States banks; [Note: see "Additional Investment Restrictions" below.]

     (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and only to the extent that the Fund's short positions will not at the time of any short sale aggregate in total sale prices more than 10% of its total assets;

     (4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

     (5) Borrow money or enter into reverse repurchase agreements in excess of 5% of its net assets and, with respect to borrowing money, only from banks and only as a temporary measure for extraordinary or emergency purposes;

     (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

     (7) Invest more than 5% of its total assets in securities of businesses (including predecessors) less than three years old;

     (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more
          than    of 1% of the shares or securities of that company, together own more than 5%;

     (9) Make loans, except by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions;

     (10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

     (11) Act as an underwriter of securities, except to the extent the Fund maybe deemed to be an underwriter in connection with the disposition of portfolio securities;

     (12) Make investments for the purpose of exercising control or management;

     (13) Participate on a joint or joint and several basis in any trading account in securities;

     (14) Write or purchase put or call options, or combinations thereof;

     (15) Enter into repurchase agreements maturing in more than seven days, purchase certificates of deposit of banks and savings and loan associations which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of less than $2 billion, purchase variable amount master demand notes, or invest in any other illiquid assets, if such investments taken together exceed 10% of the Fund's net assets (This restriction is non-fundamental.); or

     (16) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets.

BOND FUND  (Restriction number 16 is not "fundamental.")

     Bond Fund will NOT:

     (1) Purchase any security (other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation;

     (2) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry, provided that (a) the electric, telephone, gas, gas transmission, water, telegraph and satellite communications utilities are each regarded as separate industries, and (b) banks, savings and loan associations, savings banks, and finance companies are each regarded as separate industries. There is no limitation with respect to the concentration of investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

     (3) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

     (4) Acquire more than 10% of any class of securities of an issuer (taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer;

     (5) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and not in excess of 5% of its net assets; or enter into reverse repurchase agreements;

     (6) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund, except that this limitation shall not apply to deposits made in connection with the entering into and holding of interest rate futures contracts;

     (7) Invest more than a total of 5% of its total assets in securities of businesses (including predecessors) less than three years old or equity securities which are not readily marketable;

     (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more
          than    of 1% of the shares or securities of that company, together own more than 5%;

     (9) Make loans, except by purchase of qualified debt obligations referred to in the Prospectus and under "Investment Objectives and Policies" above, and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

     (10) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, or interests in real estate which are not readily marketable, commodities or commodity contracts, except that it may invest in interest rate futures contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

     (11) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

     (12) Make investments for the purpose of exercising control or management;

     (13) Participate on a joint or joint and several basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of the Fund's portfolio securities with other accounts advised by the Fund's investment adviser to reduce brokerage commissions or otherwise to achieve best overall execution);

     (14) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

     (15) Invest more than a total of 10% of the Fund's net assets in securities restricted as to disposition under federal securities laws or otherwise or other illiquid assets (which include repurchase agreements with a maturity of over seven days and OTC options for which there is no secondary market); or

     (16) Invest more than 10% of its net assets in securities of foreign issuers which are not U.S. dollar-denominated and publicly traded in the United States. (This restriction is non-fundamental.)

CORNERSTONE FUND AND ENTERPRISE FUND (The investment restrictions numbered 1 through 7 below are fundamental. Restrictions numbered 8 through 14 are not fundamental.)

     Cornerstone Fund and Enterprise Fund will NOT:

     (1) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry;

     (2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

     (3) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

     (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

     (5) Make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

     (6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, real estate limited partnership interests, or interests in real estate which are not readily marketable, commodities or commodity contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

     (7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

     (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more
          than     of 1% of the shares or securities of that company, together own more than 5%;

     (9)  Make investments for the purpose of exercising control or management;

     (10) Participate on a joint or joint and several basis in any trading account in securities;

     (11) Write put or call options, except covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio, in an aggregate amount not greater than 15% of its net assets; or purchase options, except call options in order to close out a position;

     (12) Invest in the securities of other investment companies with an aggregate value in excess of 5% of the Funds total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

     (13) Purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser; or

     (14) Invest more than a total of 10% of the Fund's net assets in securities or other assets, including repurchase agreements with a maturity of over seven days, which are illiquid or securities of businesses (including predecessors) less than three years old; provided that investments in securities of businesses (including predecessors) less than three years old will in no event exceed in the aggregate more than 5% of the Fund's net assets.

INTERNATIONAL FUND - (The investment restrictions numbered 1 through 7 below are fundamental. Restrictions numbered 8 through 15 are not fundamental.)

     International Fund will NOT:

     (1) Purchase any security if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry;

     (2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales or securities); or make short sales except short sales against the box where it owns the securities sold or, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold;

     (3) Borrow money, except from banks and only as a temporary measure for extraordinary or emergency purposes and not in excess of 5% of its net assets;

     (4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund;

     (5) Make loans, except by purchase of bonds, debentures, commercial paper, certificates of deposit, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, and except loans of portfolio securities to broker-dealers and financial institutions, determined by the Fund to have sufficient financial responsibility, if such loans are secured at all times by cash or securities issued or guaranteed by the United States Government, its agencies or instrumentalities, in an amount at all times equal to at least 100% of the market value of the portfolio securities loaned and if, immediately after making such loan, the total amount of portfolio securities loaned does not exceed 20% of the market value of the Fund's total assets;

     (6) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate, real estate limited partnership interests, or interests in real estate which are not readily marketable, commodities or commodity contracts, except the Fund may purchase and sell futures contracts on financial instruments and indices, and options on such futures contracts. (This does not prevent the Fund from purchasing securities of companies investing in the foregoing.);

     (7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities;

     (8) Purchase or retain securities of any company if officers and directors of the Fund or of its investment adviser who individually own more than of 1% of the shares or securities of that company, together own more than 5%;

     (9)  Make investments for the purpose of exercising control or management;

     (10) Participate on a joint or joint and several basis in any trading account in securities;

     (11) Write put or call options, except covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio, in an aggregate amount not greater than 15% of its net assets; or purchase options, except call options in order to close out a position;

     (12) Invest in the securities of other investment companies with an aggregate value in excess of 10% of the Fund's total assets, except securities acquired as a result of a merger, consolidation or acquisition of assets;

     (13) Purchase or sell any securities other than Fund shares from or to its investment adviser or any officer or director of the Fund or its investment adviser;

     (14) Invest more than a total of 10% of the Fund's net assets in securities or other assets, including repurchase agreements with a maturity of over seven days, which are illiquid or securities of businesses (including predecessors) less than three years old; provided that investments in securities of businesses (including predecessors) less than three years old will in no event exceed in the aggregate more than 5% of the Fund's net assets; or

     (15) Invest more than 5% of its assets in warrants other than warrants acquired in units or attached to other securities; provided, that of such 5%, not more than 2% of the Fund's assets shall be invested in warrants that are not exchange listed.

ADDITIONAL INVESTMENT RESTRICTIONS

     In addition, as a non-fundamental restriction, each of the Funds will not issue any senior securities, as defined in the Investment Company Act of 1940, except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security. Certain of the Funds have agreed with the staff of the Securities and Exchange Commission that, as a non-fundamental operating policy, the following additional investment restrictions, which modify certain of the fundamental investment restrictions described above, will be observed:

     (1) Horizon Fund, Spectrum Fund, Mortgage Securities Fund and Money Market Fund will not purchase any security if, as a result, "25% or more" of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in a single industry (see investment restriction number 2 for each Fund).

     (2) Spectrum Fund, in applying the limitation on investments in securities of issuers conducting their principal business activities in a single industry (see Spectrum Fund investment restriction number 2, as modified by additional investment restriction number 1 above), will also apply such limitation to certificates of deposit and bankers' acceptances of United States banks and savings and loan associations.

     (3) Spectrum Fund shall include reverse repurchase agreements as a "borrowing" for purposes of applying the Fund's 5% of net assets limitation on borrowing money (see Spectrum Fund investment restriction number 6).

ALL FUNDS

     With respect to each of the Funds, any investment policy set forth under
"Investing in the Fund   Investment Policies and Practices" in the applicable
Prospectus, under "Investment Objectives and Policies" above, or any restriction set forth above which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom, or unless the Investment Company Act of 1940 provides otherwise.

                                  PORTFOLIO TURNOVER

     Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

     Horizon Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. For the fiscal years ended September 30, 1998 and 1997, the Fund's portfolio turnover rates were 72.6% and 71.5%, respectively.

     Spectrum Fund's objective and policies may cause the annual portfolio turnover rate to be higher than the average turnover rate of other investment companies. Accordingly, the Fund may have high brokerage and other costs. A portfolio turnover rate that exceeds 100% is considered high and will result in higher costs. For the fiscal years ended September 30, 1998 and 1997, the Fund's portfolio turnover rates were 139.8% and 141.4%, respectively.

     Mortgage Securities Fund's investment activities may result in the Fund's engaging in a considerable amount of trading of securities held for less than one year. Accordingly, it can be expected that the Fund will have a higher turnover rate, and thus a higher incidence of brokerage and other costs, than might be expected from investment companies which invest substantially all of their funds on a long-term basis. A portfolio turnover rate that exceeds 100% is considered high and will result in higher costs. For the fiscal years ended September 30, 1998 and 1997, the Fund's portfolio turnover rates were 152.5% and 85.1%, respectively.

     Money Market Fund, consistent with its investment objective, attempts to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. As a result, the Fund may have significant portfolio turnover. There usually are no brokerage commissions paid by the Fund for such purchases since such securities are purchased on a net basis. Since securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Fund's portfolio turnover rate for reporting purposes is zero.

     Bond Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. Rate of portfolio turnover is not a limiting factor, however, and particular holdings may be sold at any time, if, in the opinion of the Fund's investment adviser, such a sale is advisable. A portfolio turnover rate that exceeds 100% is considered high and will result in higher costs. For the fiscal years ended September 30, 1998 and 1997 the Fund's portfolio turnover rates were 237.2% and 180.5%, respectively.

     Cornerstone Fund and Enterprise Fund each make changes in their portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Funds. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. Neither Fund emphasizes short-term trading profits. For the fiscal years ended September 30, 1998 and 1997 Cornerstone Fund's portfolio turnover rate was 114.4% and 87.7%, respectively. For the fiscal years ended September 30, 1998 and 1997 Enterprise Fund's portfolio turnover rate was 71.1% and 65.8%, respectively.

     International Fund also makes changes in its portfolio securities which are considered advisable in light of market conditions. The Fund does not emphasize short-term trading profits. For the fiscal years ended September 30, 1998 and 1997, International Fund's portfolio turnover rate was 57.0% and 73.4%, respectively.

                           DIRECTORS AND EXECUTIVE OFFICERS

     The names, addresses, principal occupations, and other affiliations of directors and executive officers of each of the Funds are given below:

                                Position with       Principal Occupation and other
Name and Address                  the Funds         Affiliations (Past 5 Years)
----------------                  ---------         ------------------------------
William N. Westhoff*            President           President, Treasurer and Director,
Advantus Capital                and Director        Advantus Capital Management, Inc.;
  Management, Inc.                                  Senior Vice President and Treasurer,
400 Robert Street North                             Minnesota Life Insurance Company;
St. Paul, Minnesota 55101                           Vice President and Director, Robert
                                                    Street Energy, Inc.; President, MCM
                                                    Funding 1997-1, Inc.; President, MCM
                                                    Funding 1998-1, Inc.; Senior Vice
                                                    President, Global Investments, American
                                                    Express Financial Corporation, Minneapolis,
                                                    Minnesota, from August 1994 to October
                                                    1997; Senior Vice President, Fixed Income
                                                    Management, American Express Financial
                                                    Corporation, Minneapolis, Minnesota,
                                                    from November 1989 to July 1994

Frederick P. Feuerherm*         Vice President,     Vice President, Assistant Secretary
Advantus Capital                Director and        and Director, Advantus Capital
  Management, Inc.              Treasurer           Management, Inc.; Vice President,
400 Robert Street North                             Minnesota Life Insurance Company;
St. Paul, Minnesota 55101                           Vice President and Director, MIMLIC
                                                    Funding, Inc.; Vice President and
                                                    Assistant Secretary, MCM Funding 1997-1,
                                                    Inc.; Vice President and Assistant
                                                    Secretary, MCM Funding 1998-1, Inc.

Ralph D. Ebbott                 Director            Retired, Vice President and Treasurer
409 Birchwood Avenue                                of Minnesota Mining and Manufacturing
White Bear Lake,                                    Company (tape, adhesive, photographic,
 Minnesota 55110                                    and electrical products) through June
                                                    1989

Charles E. Arner                Director            Retired, Vice Chairman of The First
E-1218 First National                               National Bank of Saint Paul from
 Bank Building                                      November 1983 through June 1984;
332 Minnesota Street                                Chairman and Chief Executive Officer
St. Paul, Minnesota 55101                           of The First National Bank of Saint Paul
                                                    from October 1980 through November
                                                    1983

Ellen S. Berscheid              Director            Regents' Professor of Psychology at the
University of Minnesota                             University of Minnesota
N309 Elliott Hall
Minneapolis, Minnesota 55455

Michael J. Radmer               Secretary           Partner with the law firm of
Dorsey & Whitney LLP                                Dorsey & Whitney LLP
220 South Sixth Street
Minneapolis, Minnesota 55402

----------------------------

* Denotes directors of the Funds who are "interested persons" (as defined under the Investment Company Act of 1940) of the Funds.

----------------------------

     Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by any of the Advantus Funds to any of its officers or directors who is affiliated with Advantus Capital Management, Inc. ("Advantus Capital"). Each director of the Funds who is not affiliated with Advantus Capital also a director of the other five investment companies of which Advantus Capital is the investment adviser (13 investment companies in total -- the "Fund Complex"). As of the date hereof, such directors receive compensation in connection with all such investment companies which, in the aggregate, is equal to $8,000 per year and $2,000 per meeting attended (and reimbursement of travel expenses to attend directors' meetings). The portion of such compensation borne by any Fund is a pro rata portion based on the ratio that such Fund's total net assets bears to the total net assets of the Fund Complex. During the fiscal year ended September 30, 1998, each Director not affiliated with Advantus Capital or was compensated by the funds in accordance with the following table:

                                     Pension or                       Total
                                     Retirement                       Compensation
                       Aggregate     Benefits        Estimated        From Funds and
                       Compensation  Accrued as      Annual           Fund Complex
                       from the      Part of Fund    Benefits Upon    Paid to
 Name of Director      Funds(1)      Expenses        Retirement       Directors
 ----------------      --------      --------        ----------       ---------
 Charles E. Arner      $3,170.51     n/a             n/a              $16,000
 Ellen S. Berscheid    $3,170.51     n/a             n/a              $16,000
 Ralph D. Ebbott       $3,170.51     n/a             n/a              $16,000

(1) During the fiscal year ended September 30, 1998, each Director not affiliated with Advantus Capital received $359.96 from Horizon Fund, $450.18 from Spectrum Fund, $282.77 from Mortgage Securities Fund, $346.41 from Money Market Fund, $228.09 from Bond Fund, $325.06 from Enterprise Fund, $651.03 from Cornerstone Fund and $346.50 from International Fund.

     As of September 30, 1998, the directors and executive officers of the Funds did not own any shares of the Funds, except for William N. Westhoff who owned less than 1% of the outstanding shares of Horizon Fund, Mortgage Securities Fund, Money Market Fund, Enterprise Fund and Cornerstone Fund and Frederick P. Feuerherm who owned less than 1% of the outstanding shares of Spectrum Fund, and Michael J. Radmer who owned less than 1% of the outstanding shares of Spectrum Fund.

                              DIRECTOR LIABILITY

     Under Minnesota law, the Board of Directors of each Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law also authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of each Fund limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

     Advantus Capital Management, Inc. ("Advantus Capital") has been the investment adviser and manager of each of the Funds since March 1, 1995. Prior to that date the Funds' investment adviser was MIMLIC Asset Management Company ("MIMLIC Management"), formerly the parent company of Advantus Capital. The same portfolio managers and other personnel who previously provided investment advisory services to the Funds through MIMLIC Management continue to provide the same services through Advantus Capital. Ascend Financial Services, Inc. ("Ascend Financial") acts as the Funds' underwriter. Both Advantus Capital and Ascend Financial act as such pursuant to written agreements that will be periodically considered for approval by the directors or shareholders of the Fund. The address of both Advantus Capital and Ascend Financial is 400 Robert Street North, St. Paul, Minnesota 55101.

CONTROL AND MANAGEMENT OF ADVANTUS CAPITAL AND ASCEND FINANCIAL

     Advantus Capital was incorporated in Minnesota in June, 1994, and is a wholly-owned subsidiary of Minnesota Life Insurance Company ("Minnesota Life"). Minnesota Life is a third-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Minnesota Life was organized in 1880, and has assets of more than $15.7 billion. Ascend Financial is a subsidiary of Advantus Capital. William N. Westhoff, President and a Director of each of the Funds, is President, Treasurer and Director of Advantus Capital. Frederick P. Feuerherm, Vice President, Treasurer and a Director of each of the Funds, is a Vice President, Assistant Secretary and Director of Advantus Capital. Richard W. Worthing is a Vice President and Head of Equities with Advantus Capital.

INVESTMENT ADVISORY AGREEMENT

     Advantus Capital acts as investment adviser and manager of the Funds under Investment Advisory Agreements (the "Advisory Agreements") dated March 1, 1995 for each Fund, each of which Advisory Agreements was approved by shareholders on February 14, 1995. The Advisory Agreements were last approved by the Board of Directors of each Fund (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 14, 1998. The Advisory Agreements will terminate automatically in the event of their assignment. In addition, each Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the respective Fund or by vote of a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, each Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the respective Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Advisory Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     Pursuant to the Advisory Agreements each Fund pays Advantus Capital an advisory fee equal on an annual basis to a percentage of that Fund's average daily net assets as set forth in the following table:

                                                  Advisory Fee as Percentage
     Fund                                           of Average Net Assets
     ----                                         --------------------------
     Horizon Fund                                           .80%
     Spectrum Fund                                          .60%
     Mortgage Securities Fund                               .575%
     Money Market Fund                                      .50%
     Bond Fund                                              .70%
     Cornerstone Fund                                       .80%
     Enterprise Fund                                        .80%
     International Fund:
        On the first $25 million in assets                  .95%
        On the next $25 million in assets                   .80%
        On the next $50 million in assets                   .75%
        On all assets in excess of $100 million             .65%

     From the advisory fee received from International Fund, Advantus Capital pays Templeton Investment Counsel, Inc. a sub-advisory fee equal to .70% on the first $25 million of International Fund's average daily net assets, .55% on the next $25 million, .50% on the next $50 million, and .40% on all average daily net assets in excess of $100 million.

     The fees paid by the Funds during the fiscal years ended September 30, 1998, 1997 and 1996 (before Advantus Capital's absorption of certain expenses, described below) were as follows:

     Fund                             1998            1997           1996
     ----                          ----------       --------       --------
     Horizon Fund                  $  503,499       $369,628       $319,371
     Spectrum Fund                    517,339        434,731        370,684
     Mortgage Securities Fund         239,294        171,007        154,423
     Money Market Fund                288,221        249,110        198,141
     Bond Fund                        187,219        154,304        130,555
     Cornerstone Fund               1,091,329        726,045        330,954
     Enterprise Fund                  397,522        350,613        302,906
     International Fund               515,264        436,431        327,858

     For this fee, Advantus Capital acts as investment adviser and manager for the Funds, and, except for Money Market Fund, pays the Funds' transfer agent and shareholder servicing expenses. Money Market Fund pays its own transfer agent and shareholder servicing expenses. While the advisory fees paid by Horizon Fund, Cornerstone Fund, Enterprise Fund and International Fund are higher than those paid by most mutual funds, they are partially offset by Advantus Capital's payment of certain expenses, such as the transfer agent and shareholder servicing expenses, which expenses are not customarily paid for by a mutual fund's investment adviser. Effective October 26, 1998, the Funds' transfer agent is First Data Investor Services Group, Inc. Prior to that date each of the Funds had engaged Minnesota Life to act as its transfer agent, dividend disbursing agent and redemption agent. During the fiscal year ended September 30, 1998, Money Market Fund paid Minnesota Life $149,913 for transfer agent services. In addition, separate from the investment advisory agreement, each of the Funds has entered into an agreement with Minnesota Life under which Minnesota Life, through its Advantus Shareholder Services division, provides
(i) accounting, legal and other administrative services and (ii) shareholder servicing to the Funds. Minnesota Life currently provides administrative services to the Funds at a monthly cost of $3,700 for Horizon Fund, Spectrum Fund, Mortgage Securities Fund, Bond Fund, Enterprise Fund and Cornerstone Fund and $3,100 for Money Market Fund and International Fund. Minnesota Life currently provides shareholder servicing to Money Market Fund at a cost of $5 per shareholder account per year. During the fiscal year ended September 30, 1998, each of the Funds paid Minnesota Life the following amounts for such services:

             Fund                      Amount
             ----                      ------
     Horizon Fund                     $44,000
     Spectrum Fund                     44,000
     Mortgage Securities Fund          44,000
     Money Market Fund                 36,800
     Bond Fund                         44,000
     Cornerstone Fund                  44,000
     Enterprise Fund                   44,000
     International Fund                36,800

     Under the Advisory Agreements, Advantus Capital furnishes the Funds office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds, and pays the salaries and fees of all officers and directors of the Funds who are affiliated with Advantus Capital. In addition, except to the extent that Ascend Financial receives Rule 12b-1 distribution fees (see "Payment of Certain Distribution Expenses of the Funds" below), Ascend Financial bears all promotional expenses in connection with the distribution of the Funds' shares, including paying for prospectuses and statements of additional information for new shareholders, and shareholder reports for new shareholders, and the costs of sales literature. The Funds pay all other expenses not so expressly assumed.

     During the fiscal years ended September 30, 1998, 1997 and 1996 Advantus Capital voluntarily absorbed certain expenses of the Funds (which do not include certain Rule 12b-1 fees waived by Ascend Financial) as set forth below:

     Fund                              1998           1997           1996
     ----                              ----           ----           ----
     Horizon Fund                    $      0       $      0       $      0
     Spectrum Fund                          0              0              0
     Mortgage Securities Fund         119,413        110,000         20,025
     Money Market Fund                150,711        139,462        142,522
     Bond Fund                        101,242         96,058         88,798
     Cornerstone Fund                       0              0              0
     Enterprise Fund                        0              0              0
     International Fund                92,869         46,576              0

INTERNATIONAL FUND SUB-ADVISER - TEMPLETON COUNSEL

     Templeton Investment Counsel, Inc., (hereinafter "Templeton Counsel"), a Florida corporation with principal offices at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394 has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Fund, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is an indirect, wholly-owned subsidiary of Templeton Worldwide, Inc., Fort Lauderdale, Florida, which in turn is a wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin").

     Franklin is a large, diversified financial services organization. Through its operating subsidiaries, Franklin provides a variety of investment products and services to institutions and individuals throughout the United States and abroad. One of the country's largest mutual fund organizations, Franklin's business includes the provision of management, administrative and distribution services to the Franklin/Templeton Group of Funds, which is distributed through a nationwide network of banks, broker-dealers, financial planners and investment advisers. Franklin is headquartered in San Mateo, California, and its common stock is listed on the New York Stock Exchange under the ticker symbol BEN.

     Certain clients of Templeton Counsel may have investment objectives and policies similar to that of the International Fund. Templeton Counsel may, from time to time make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the International Fund. When two or more of the clients of Templeton Counsel (including the International Fund) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

INTERNATIONAL FUND INVESTMENT SUB-ADVISORY AGREEMENT - TEMPLETON COUNSEL

     Templeton Counsel acts as an investment sub-adviser to the International Fund under an Investment Sub-Advisory Agreement (the "Templeton Agreement") with Advantus Capital dated March 1, 1995, and approved by shareholders of the Fund on February 14, 1995. The Templeton Agreement was last approved for continuance by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the Templeton Agreement or interested persons of any such party, on January 14, 1998. The Templeton Agreement will terminate automatically upon the termination of the Advisory Agreement and in the event of its assignment. In addition, the Templeton Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by a vote of the majority of the International Fund's outstanding voting securities on 60 days' written notice to Templeton Counsel and by Templeton Counsel on 60 days' written notice to Advantus Capital. Unless sooner terminated, the Templeton Agreement shall continue in effect from year to year if approved at least annually by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the International Fund, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Templeton Agreement, cast in person at a meeting called for the purpose of voting on such approval.

DISTRIBUTION AGREEMENT

     Ascend Financial acts as the underwriter of the Funds' shares. The Board of Directors of each Fund, on October 22, 1998, including a majority of the directors who are not parties to the contract, or interested persons of any such party, last approved the respective Fund's Distribution Agreement with Ascend Financial (the "Distribution Agreements"), each dated October 22, 1998. During the fiscal years ended September 30, 1998, 1997 and 1996, the commissions received by Ascend Financial under the Distribution Agreements, except in the case of Money Market Fund (which does not provide for Ascend Financial to receive a commission), with respect to shares of all classes under the Distribution Agreements were as follows:

     Fund                              1998           1997           1996
     ----                              ----           ----           ----
     Horizon Fund                    $321,515       $269,005       $247,322
     Spectrum Fund                    418,271        323,690        354,051
     Mortgage Securities Fund         268,951        190,368        101,891
     Bond Fund                        166,299        132,436        137,919
     Cornerstone Fund                 488,199        671,121        271,957
     Enterprise Fund                  113,663        152,474        163,228
     International Fund               225,967        325,230        158,726

During the same periods Ascend Financial retained from these commissions the following amounts:

     Fund                              1998           1997           1996
     ----                              ----           ----           ----
     Horizon Fund                     $30,329        $26,045        $40,283
     Spectrum Fund                     44,702         65,605         27,761
     Mortgage Securities Fund          12,159         10,151         13,435
     Bond Fund                         10,115          6,770         13,413
     Cornerstone Fund                  34,703         42,739         21,374
     Enterprise Fund                   10,899         12,279         15,980
     International Fund                19,461         10,075         24,740

The remainder of these commissions was paid to registered representatives of Ascend Financial or to broker-dealers who have selling agreements with Ascend Financial.

     Each Distribution Agreement may be terminated by the respective Fund or Ascend Financial at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement for the respective Fund shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     The Distribution Agreements require Ascend Financial to pay all advertising and promotional expenses in connection with the distribution of the Funds' shares including paying for Prospectuses and Statements of Additional Information (if any) for new shareholders, shareholder reports for new shareholders, and the costs of sales literature.

     In the Distribution Agreements, Ascend Financial undertakes to indemnify the Funds against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Funds in any way arising out of or in connection with the sale or distribution of the Funds' shares, except to the extent that such liability is the result of information which was obtainable by Ascend Financial only from persons affiliated with the Funds but not with Ascend Financial.

PAYMENT OF CERTAIN DISTRIBUTION EXPENSES OF THE FUNDS

     Money Market Fund has adopted a Plan of Distribution, and each of the other Funds has adopted separate Plans of Distribution applicable to Class A shares, Class B shares and Class C shares, respectively, relating to the payment of certain distribution and/or shareholder servicing expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. Money Market Fund, pursuant to its Plan of Distribution, pays a fee to Ascend Financial which, on an annual basis, is equal to .25% of the Fund's average daily net assets, and is to be used to pay certain expenses incurred in connection with servicing shareholder accounts. Each of the other Funds, pursuant to its Plans of Distribution, also pays fees to Ascend Financial which equal, on an annual basis, a percentage of the Fund's average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively, as set forth in the following table:

                                        Rule 12b-1 Fee as Percentage
                                of Average Daily Net Assets Attributable to
                                -------------------------------------------
     Fund                  Class A Shares     Class B Shares      Class C Shares
     ----                  --------------     --------------      --------------
Horizon Fund                    .25%              1.00%               1.00%
Spectrum Fund                   .25%              1.00%               1.00%
Mortgage Securities Fund        .25%              1.00%               1.00%
Bond Fund                       .25%              1.00%               1.00%
Cornerstone Fund                .25%              1.00%               1.00%
Enterprise Fund                 .25%              1.00%               1.00%
International Fund              .25%              1.00%               1.00%

     Such fees are used for distribution-related services for Class B and C shares and for servicing of shareholder accounts in connection with Class A, B and C shares.

     A portion of the Rule 12b-1 fees payable by the Advantus Multiple Class Funds with respect to Class B and Class C shares equal to 0.75% of the average daily net assets attributable to such Class B and Class C shares, constitute distribution fees designed to compensate Ascend Financial for advertising, marketing and distributing the shares of the Advantus Multiple Class Funds.

     The distribution fees may be used by Ascend Financial for the purpose of financing any activity which is primarily intended to result in the sale of shares of the particular Fund. For example, such distribution fee may be used by Ascend Financial: (a) to compensate broker-dealers, including Ascend Financial and its registered representatives, for their sale of a Fund's shares, including the implementation of the programs described below with respect to broker-dealers, banks, and other financial institutions; and (b) to pay other advertising and promotional expenses in connection with the distribution of a Fund's shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices provided jointly by Ascend Financial and any affiliate thereof; and compensation paid to and expenses incurred by officers, employees or representatives of Ascend Financial or of other broker-dealers, banks, or financial institutions.

     All of the Rule 12b-1 fee payable with respect to Class A shares and a portion of the Rule 12b-1 fee payable with respect to Class B and Class C shares, of each of the Advantus Multiple Class Funds, equal to .25% of the average daily net assets attributable to such Class A, B and Class C shares, constitute a shareholder servicing fee designed to compensate Ascend Financial for the provision of certain services to the holders of Class A, B and Class C shares.

     Amounts expended by the Funds under the respective Plan of Distribution are expected to be used for the implementation by Ascend Financial of a dealer incentive program. Pursuant to the program, Ascend Financial may provide compensation to investment dealers for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers and for the provision of administrative support services to customers who directly or beneficially own shares of the Funds. The distribution assistance and administrative support services rendered by dealers may include, but are not limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designation and addresses, and in enrolling into the pre-authorized check plan or systematic withdrawal plan; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares and providing such other information and services as the Funds or the customer may reasonably request. Such fees for servicing customer accounts would be in addition to the portion of the sales charge received or to be received by dealers which sell shares of the Funds.

     Ascend Financial may also provide compensation to certain institutions such as banks ("Service Organizations") which have purchased shares of the Funds for the accounts of their clients, or which have made the Funds' shares available for purchase by their clients, and/or which provide continuing service to such clients. The Glass-Steagall Act and other applicable laws, among other things, prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, Ascend Financial, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. State law may, however, differ from the interpretation of the Glass-Steagall Act expressed and banks and other financial institutions may therefore be required to register as securities dealers pursuant to state law. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing servicing of such shareholders would be sought. In such event changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

     In addition, the applicable Plan of Distribution contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the board of directors and of the directors who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph
(b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company's board of directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and
(3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the board of directors of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company. Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule 12b-1(b) only if selection and nomination of the investment company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Directors meeting held January 14, 1998, the directors of the Funds so concluded.

     During the fiscal year ended September 30, 1998, each of the Advantus Multiple Class Funds made payments under its Plans of Distribution applicable to Class A, Class B and Class C shares as set forth below (distribution fees waived by Ascend Financial, if any, are shown in parentheses).

                                       Class A                    Class B      Class C
                                       -------                    -------      -------
     Horizon Fund                      $  130,887   (6,809)       $148,623     $21,764
     Spectrum Fund                     $  236,909     (n/a)        155,257      30,090
     Mortgage Securities Fund              76,465  (15,291)         80,316      29,996
     Bond Fund                             36,801  (17,850)         72,435      12,852
     Cornerstone Fund                     220,509 (107,096)        235,935      36,210
     Enterprise Fund                       54,998  (68,536)         74,574      10,550
     International Fund                    96,228  (69,875)         41,398      38,490

     Money Market Fund made no payments under its Plan of Distribution during the fiscal year ended September 30, 1998. Ascend Financial waived distribution fees from Money Market Fund in the amount of $172,928 during such period.

     The Plans of Distribution could be construed as "compensation plans" because Ascend Financial is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans of Distribution. Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses. Ascend Financial may spend more or less for the distribution and promotion of the Funds' shares than it receives as distribution fees pursuant to the Plans of Distribution.
However, to the extent fees received exceed expenses, including indirect expense such as overhead, Ascend Financial could be said to have received a profit.

            MONEY MARKET FUND AMORTIZED COST METHOD OF PORTFOLIO VALUATION

     Money Market Fund values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in interest rates on the market value of the instrument and regardless of any unrealized capital gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed by dividing the annualized daily income of the Fund by the net asset value computed as described above may tend to be higher than a like computation made by the Fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

     Pursuant to Rule 2a-7, the Board of Directors of the Fund has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Fund and its shareholders to maintain a stable net asset value per share by virtue of the amortized cost method of valuation. The Fund will continue to use this method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Directors has undertaken, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the Fund's net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per share calculated using available market quotations from the Fund's amortized cost price per share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt
consideration by the Board if any such deviation exceeds   of 1%, and the taking
of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include redemptions in kind, selling portfolio instruments prior to realizing capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.

     The Fund will, in further compliance with Rule 2a-7, maintain a dollar-weighted average portfolio maturity not exceeding 90 days and will limit its portfolio investments to those United States dollar-denominated instruments which the Board determines present minimal credit risks and which are eligible securities. The Fund will limit its investments in the securities of any one issuer to no more than 5% of the Fund's total assets and it will limit investment in securities of less than the highest rated category to 5% of the Fund's total assets. Investment in the securities of any issuer of less than the highest rated category will be limited to the greater of 1% of the Fund's total assets or one million dollars. In addition, the Fund will reassess promptly any security which is in default or downgraded from its rating category to determine whether that security then presents minimal credit risks and whether continuing to hold the securities is in the best interests of the Fund. In addition, the Fund will record, maintain, and preserve a written copy of the above-described procedures and a written record of the Board's considerations and actions taken in connection with the discharge of its above-described responsibilities.

                  PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

HORIZON FUND, SPECTRUM FUND, CORNERSTONE FUND AND ENTERPRISE FUND

     In a number of security transactions, it is possible for Horizon Fund, Spectrum Fund, Cornerstone Fund and Enterprise Fund to deal in the over-the-counter security markets (including the so-called "third market" which is the "over-the-counter" market for securities listed on the New York Stock Exchange) without the payment of brokerage commissions but at net prices including a spread or markup; these Funds trade in this manner whenever the net price appears advantageous.

MORTGAGE SECURITIES FUND AND BOND FUND

     Portfolio transactions of Mortgage Securities Fund and Bond Fund occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by these two Funds and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.

MONEY MARKET FUND

     Most transactions in portfolio securities of Money Market Fund are purchases from issuers or dealers in money market instruments acting as principal. There usually are no brokerage commissions paid by the Fund for such purchases since securities are purchased on a net price basis. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices of securities. Purchases of underwritten issues may be made which reflect a fee paid to the underwriter.

INTERNATIONAL FUND

     Templeton Counsel, as investment sub-adviser to the International Fund, is primarily responsible for selecting and (where applicable) negotiating commissions with the brokers who execute the transactions for the Fund. Templeton Counsel, in managing the International Fund, follows the same basic brokerage practices as those described below for Advantus Capital. In addition, in selecting brokers for portfolio transactions, Templeton Counsel takes into account its past experience as to brokers qualified to achieve "best execution," including the ability to effect transactions at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker, and whether the broker specializes in foreign securities held by the International Fund. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of Templeton Counsel, better prices and execution may be obtained on a commission basis or from other sources.

GENERALLY

     Advantus Capital selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Funds (except for International Fund, as described above). During the fiscal years ended September 30, 1998, 1997 and 1996, brokerage commissions paid were:

          Fund                           1998           1997           1996
--------------------------------------------------------------------------------
Horizon Fund                          $88,188        $61,259        $71,278
Spectrum Fund                          98,839         56,107         69,801
Mortgage Securities Fund                    0              0              0
Money Market Fund                           0              0              0
Bond Fund                                   0              0              0
Cornerstone Fund                      388,917        263,314        165,563
Enterprise Fund                        54,692         37,239         39,583
International Fund                     59,313         82,535         34,467

     The primary criteria for the selection of a broker is the ability of the broker, in the opinion of Advantus Capital, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, Advantus Capital considers whether such broker provides brokerage and research services (as defined in the Securities Exchange Act of 1934), and generally the Funds pay higher than the lowest commission rates available. Advantus Capital may direct Fund transactions to brokers who furnish research services to Advantus Capital. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for Advantus Capital, the Funds enable Advantus Capital to supplement its own investment research activities and allows Advantus Capital to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Funds. To the extent such commissions are directed to these other brokers who furnish research services to Advantus Capital, Advantus Capital receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these commissions.

     There is no formula for the allocation by Advantus Capital of the Funds' brokerage business to any broker-dealer for brokerage and research services. However, Advantus Capital will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or Advantus Capital's overall responsibilities with respect to the accounts as to which it exercises investment discretion. During the fiscal year ended September 30, 1998, Horizon Fund, Spectrum Fund, Cornerstone Fund, Enterprise Fund and International Fund directed transactions to brokers because of research services they provided, and paid commissions in connection with such transactions, in the aggregate amounts set forth below:

                             Aggregate Transactions      Commissions Paid on
       Fund                   Directed for Research      Directed Transaction
--------------------------------------------------------------------------------
Horizon Fund                      $  1,976,274                $ 79,896
Spectrum Fund                      134,478,049                  83,790
Cornerstone Fund                    10,822,024                 370,317
Enterprise Fund                      2,433,509                  46,313
International Balanced Fund         63,544,256                  59,313

During the same period, Mortgage Securities Fund, Money Market Fund and Bond Fund directed no transactions to brokers because of research services they provided.

     No brokerage is allocated for the sale of Fund shares. Advantus Capital believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefit accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

     The same security may be suitable for one or more of the Funds and the other funds or private accounts managed by Advantus Capital or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by one Fund and other Funds or accounts may have a detrimental effect on that Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

     The Funds will not execute portfolio transactions through any affiliate, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds. In the event any transactions are executed on an agency basis, Advantus Capital will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of Advantus Capital with respect to the Funds as to which it exercises investment discretion. If the Funds execute any transactions on an agency basis, they will generally pay higher than the lowest commission rates available.

     In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Funds that such commissions will, in the judgment of Advantus Capital, subject to review by the Fund's Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

     Information regarding the acquisition by the Funds during the fiscal year ended September 30, 1998, of securities of the Funds' regular brokers or dealers, or the parents of those broker or dealers that derive more than 15 percent of their gross revenue from securities-related activities, is presented below:

                                                                           Approximate Value of
                                                                          Securities Owned at the
Fund                          Name of Issuer                               End of Fiscal Period
-------------------------------------------------------------------------------------------------
Spectrum Fund                 Bear Stearns Mortgage Securities, Inc.              $469,068
                              Morgan Stanley Dean Witter                           786,781

Mortgage Securities Fund      Bear Stearns Mortgage Securities, Inc.             2,142,561
                              GE Capital Mortgage Securities                     2,354,775
                              Lehman Brothers Grantor Trust                      1,048,560
                              Paine Webber Mortgage Acceptance
                                Corporation                                      2,400,804
                              Prudential Home Mortgage Securities                4,445,659

Money Market Fund             General Motors Acceptance Corporation              2,133,848
                              Norwest Financial                                  2,940,614
                              GE Capital Corporation                             1,276,009
                              American General Finance Corporation               2,853,353
                              Associates Corporation of America                  2,156,580
                              Ciesco LP                                            672,812

Bond Fund                     Morgan Stanley Dean Witter                           944,137

Cornerstone Fund              Everest Reinsurance Holdings                       4,451,381
                              Morgan Stanley Dean Witter                           667,469

Enterprise Fund               N/A

International Balanced Fund   Deutsche Bank                                        927,429
                              Hong Kong Shanghai Banking Corporation               476,492

                           CALCULATION OF PERFORMANCE DATA

MONEY MARKET FUND

     Money Market Fund may issue "current yield" and "effective yield" quotations. "Current yields" are computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a recent seven calendar day period, and multiplying that change by 365/7. "Effective yields" are computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a recent seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power, and subtracting one from the result. For purposes of the foregoing calculations, the value of the hypothetical account includes accrued interest income plus or minus amortized purchase discount or premium less accrued expenses, but does not include realized gains and losses or unrealized appreciation and depreciation. The Fund will also quote the average dollar-weighted portfolio maturity for the corresponding seven-day period.

     Although there can be no assurance that the net asset value of Money Market Fund's shares will always be $1.00, Advantus Capital does not expect that the net asset value of its shares will fluctuate since the Fund uses the amortized cost method of valuation to maintain a stable $1.00 net asset value. See "Money Market Fund Amortized Cost Method of Portfolio Valuation." Principal is not, however, insured. Yield is a function of portfolio quality and composition, maturity, and operating expenses. Yield information is useful in reviewing the Fund's performance, but it may not provide a basis for comparison with bank deposits or other investments, which pay a fixed yield for a stated period of time, or other investment instruments, which may use a different method of calculating yield.

     For the seven calendar days ended September 30, 1998, Money Market Fund's annualized current yield was 4.61% and its annualized effective yield was 4.71%. The Fund's investment adviser was voluntarily absorbing certain expenses of the Fund during that period. If the Fund had been charged these expenses its current yield and effective yield for the same period would have been 3.95% and 4.02% respectively.

ADVANTUS MULTIPLE CLASS FUNDS

     Advertisements and other sales literature for the Advantus Multiple Class Funds may refer to "yield," "average annual total return" and "cumulative total return." Performance quotations are computed separately for each class of shares of the Advantus Multiple Class Funds.

     YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                   a-b
      YIELD = 2[( ----- +1)6-1]
                   cd

  Where: a = dividends and interest earned during the period;

     b = expenses accrued for the period (net of reimbursements);

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

     d = the maximum offering price per share on the last day of the period.

     The yield on investments in each of these Funds for the 30 day period ended September 30, 1998 was as set forth in the table below. The Funds' investment adviser and distributor were voluntarily absorbing and waiving certain expenses of certain of the Funds during that period. If such Funds had been charged for these expenses the yield on investments for the same period would have been lower, as also shown in the table below in parentheses.

                                                   Yield
                                                   -----
       Fund                    Class a             Class B           Class c
       ----                    -------             -------           -------
Horizon Fund                   -.26 (-.26)         -.95  (-.95)      -.95  (-.95)
Spectrum Fund                  1.69 (1.69)         1.14  (1.14)      1.13  (1.13)
Mortgage Securities Fund       5.25 (5.02)         4.77  (4.52)      4.74  (4.50)
Bond Fund                      4.39 (4.07)         3.84  (3.51)      3.84  (3.51)
Cornerstone Fund                .91  (.91)          .21   (.21)       .22   (.22)
Enterprise Fund                -.94 (-.94)        -1.81 (-1.81)     -1.82 (-1.82)
International Fund             8.04 (8.04)         7.69  (7.69)      7.50  (7.50)

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P(1+T)n  =  ERV

   Where: P  = a hypothetical initial payment of $1,000;

      T = average annual total return;

      n = number of years; and

      ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

     The average annual total return on investments in each of the Advantus Multiple Class Funds for the periods indicated ending September 30, 1998, were as set forth in the table below. The Funds' investment adviser and distributor were voluntarily absorbing and waiving certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the average annual total returns for the same periods would have been lower, as also shown in the table below in parentheses.

                                                            1 Year
                                      ----------------------------------------------------
      Fund                              Class A             Class B             Class C
                                        -------             -------             -------
Horizon Fund(1)                       10.6% (10.6%)       10.5% (10.5%)       16.3% (16.3%)
Spectrum Fund (2)                       5.8   (5.8)         5.6   (5.6)        10.6  (10.6)
Mortgage Securities Fund (1)            3.3   (2.9)         2.9   (2.6)         7.9   (7.6)
Bond Fund (3)                           3.3   (2.8)         3.0   (2.7)         7.9   (7.5)
Cornerstone Fund (4)                  -20.6 (-20.7)       -21.4 (-21.4)       -17.3 (-17.3)
Enterprise Fund (4)                   -32.4 (-32.4)       -33.0 (-33.0)       -29.4 (-29.4)
International Balanced Fund (5)       -17.4 (-17.6)       -17.9 (-18.0)       -13.7 (-13.8)


                                                              5 Year
                                       ---------------------------------------------------
      Fund                              Class A               Class B             Class C
                                        -------               -------             -------
Horizon Fund(1)                        15.6%  (15.6%)         n/a (n/a)           n/a (n/a)
Spectrum Fund (2)                      10.3    (10.3)         n/a (n/a)           n/a (n/a)
Mortgage Securities Fund (1)            5.5     (4.9)         n/a (n/a)           n/a (n/a)
Bond Fund (3)                           5.1     (4.4)         n/a (n/a)           n/a (n/a)
Cornerstone Fund (4)                    n/a     (n/a)         n/a (n/a)           n/a (n/a)
Enterprise Fund (4)                     n/a     (n/a)         n/a (n/a)           n/a (n/a)
International Balanced Fund (5)         n/a     (n/a)         n/a (n/a)           n/a (n/a)

                                                            10 Year
                                       ---------------------------------------------------
      Fund                              Class A               Class B             Class C
                                        -------               -------             -------
Horizon Fund(1)                        14.6%  (14.5%)         n/a (n/a)            n/a (n/a)
Spectrum Fund (2)                      11.3    (11.0)         n/a (n/a)            n/a (n/a)
Mortgage Securities Fund (1)            8.0     (7.9)         n/a (n/a)            n/a (n/a)
Bond Fund (3)                           8.0     (7.1)         n/a (n/a)            n/a (n/a)
Cornerstone Fund (4)                    n/a     (n/a)         n/a (n/a)            n/a (n/a)
Enterprise Fund (4)                     n/a     (n/a)         n/a (n/a)            n/a (n/a)
International Balanced Fund (5)         n/a     (n/a)         n/a (n/a)            n/a (n/a)


                                                        Since Inception
                                       ------------------------------------------------------
      Fund                              Class A             Class B             Class C
                                        -------             -------             -------
Horizon Fund(1)                        12.5%  (12.3%)       19.4%  (19.4%)      21.0%  (21.0%)
Spectrum Fund (2)                      11.2    (10.7)       13.6    (13.6)      14.6    (14.6)
Mortgage Securities Fund (1)            8.6     (8.3)        7.8     (7.6)       8.3     (8.0)
Bond Fund (3)                           7.8     (6.9)        7.7     (7.1)       8.3     (7.9)
Cornerstone Fund (4)                   13.7    (13.4)       13.9    (13.9)      15.6    (15.6)
Enterprise Fund (4)                     3.1     (3.0)        3.1     (3.1)       2.7     (2.7)
International Balanced Fund (5)         4.3     (4.1)       -4.5    (-4.5)       7.0     (7.0)

--------------------

(1)Class A Inception May 3, 1985.
     Class B Inception August 19, 1994.
     Class C Inception March 1, 1995.
(2)Class A Inception November 16, 1987.
     Class B Inception August 19, 1994.
     Class C Inception March 1, 1995
(3)Class A Inception August 14, 1987.
     Class B Inception August 19, 1994.
     Class C Inception March 1, 1995.
(4)Class A and Class B Inception September 16, 1994.
     Class C Inception March 1, 1995.
(5)Class A Inception September 16, 1994.
     Class B Inception January 31, 1997.
     Class C Inception March 1, 1995.

CUMULATIVE TOTAL RETURN. Cumulative total return figures are computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

              ERV-P
       CTR =( ----- )100
                P

   Where: CTR = cumulative total return;

      ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and

      P = initial payment of $1,000.

     The cumulative total return on investments in each of the Advantus Multiple Class Funds for the period indicated ended September 30, 1998, was as set forth in the table below. The Funds' investment adviser was voluntarily absorbing certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the cumulative total return for the same periods would have been lower, as also shown in the table below in parentheses.

                                                    Cumulative Total Return
                                    --------------------------------------------------------
     Fund                              Class A              Class B             Class C
                                       -------              -------             -------
Horizon Fund(1)                     387.1%  (376.2%)    107.6%  (107.6%)      98.2%  (98.2%)
Spectrum Fund (2)                   218.7    (200.8)     69.2     (69.2)      62.9    (62.9)
Mortgage Securities Fund (1)        201.9    (192.7)     36.4     (35.3)      32.9    (31.9)
Bond Fund (3)                       130.9    (108.8)     36.1     (33.4)      33.3    (31.1)
Cornerstone Fund (4)                 67.9     (66.3)     69.5     (69.1)      68.5    (68.1)
Enterprise Fund (4)                  13.0     (12.7)     13.2     (13.2)       9.9     (9.9)
International Balanced Fund (5)      18.7     (17.6)     -7.4     (-7.4)      27.6    (27.4)

--------------------

(1)Class A Inception May 3, 1985.
     Class B Inception August 19, 1994.
     Class C Inception March 1, 1995.
(2)Class A Inception November 16, 1987.
     Class B Inception August 19, 1994.
     Class C Inception March 1, 1995.
(3)Class A Inception August 14, 1987.
     Class B Inception August 19, 1994.
     Class C Inception March 1, 1995.
(4)Class A and Class B Inception September 16, 1994.
     Class C Inception March 1, 1995.
(5)Class A Inception September 16, 1994.
     Class B Inception January 31, 1997.
     Class C Inception March 1, 1995.

     The calculations for both average annual total return and cumulative total return deduct the maximum sales charge from the initial hypothetical $1,000 investment, assume all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and include all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

     Such average annual total return and cumulative total return figures may also be accompanied by average annual total return and cumulative total return figures, for the same or other periods, which do not reflect the deduction of any sales charges.

                        CAPITAL STOCK AND OWNERSHIP OF SHARES

     Each Fund's shares of common stock, and each class thereof, have a par value $.01 per share, and have equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

     Each of the Funds has 10 billion authorized shares of common stock. Each of the Advantus Multiple Class Funds has designated 2 billion authorized shares as Class A shares, 2 billion authorized shares as Class B shares, and 2 billion authorized shares as Class C shares. The Funds have the number of shares outstanding as set forth below.

                                             Shares Outstanding at September 30, 1998
                                        -------------------------------------------------
     Fund                                Class A              Class B             Class C
                                         -------              -------             -------
Horizon Fund                             2,000,290             754,926            100,891
Spectrum Fund                            4,129,890           1,080,408            248,544
Mortgage Securities Fund                 3,002,157             935,785            403,656
Money Market Fund                       60,901,284                 n/a                n/a
Bond Fund                                1,817,179             830,378            195,621
Cornerstone Fund                         6,758,386           1,542,620            226,076
Enterprise Fund                          2,814,170             542,523             71,769
International Fund                       4,356,501             464,973            293,208

     As of September 30, 1998, no person held of record, to the knowledge of the respective Funds, or owned more than 5% of the outstanding shares of any of the Funds, except as set forth in the following table:

                                         Number of
Name and Address of Shareholder           Shares       Percentage
-------------------------------          ---------     ----------
HORIZON FUND
     Minnesota Life and affiliates*         42,479           1.5%

SPECTRUM FUND
     Minnesota Life and affiliates*         44,649            .8%

MORTGAGE SECURITIES FUND
     Minnesota Life and affiliates*        634,210          14.6%

MONEY MARKET FUND
     Minnesota Life and affiliates*     23,755,139          39.0%

BOND FUND
     Minnesota Life and affiliates*        385,471          13.6%

CORNERSTONE FUND
     Minnesota Life and affiliates*      2,265,071          26.6%

ENTERPRISE FUND
     Minnesota Life and affiliates*      2,227,176          65.0%

INTERNATIONAL FUND
     Minnesota Life and affiliates*      2,672,766          52.3%

*  400 Robert Street North, St. Paul, Minnesota 55101.

                                  HOW TO BUY SHARES

     Each Fund's shares may be purchased at the public offering price from Ascend Financial, and from certain other broker-dealers. Ascend Financial reserves the right to reject any purchase order. Shares of the Funds may be purchased at a price equal to their respective net asset value, which, in the case of Money Market Fund, will normally be constant at $1.00 per share. There is no assurance that Money Market Fund can maintain the $1.00 per share value.

     Certificates representing shares purchased are not currently issued. However, shareholders will receive written confirmation of their purchases. Shareholders will have the same rights of ownership with respect to such shares as if certificates had been issued. SHAREHOLDERS WHO HOLD PREVIOUSLY ISSUED CERTIFICATES REPRESENTING ANY OF THEIR SHARES WILL NOT BE ALLOWED TO REDEEM SUCH CERTIFICATED SHARES BY TELEPHONE.

     ALTERNATIVE PURCHASE ARRANGEMENTS. The Funds offer investors the choice among three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. For a detailed discussion of these alternative purchase arrangements see "Reduced Sales Charges" and "Shareholder Services" below.

     The decision as to which class of shares provides a more suitable investment for an investor may depend on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for a waiver of initial sales charges should purchase Class A shares. Other investors should consider Class B or Class C shares because all of the purchase price is invested immediately. Investors who expect to hold shares for relatively shorter periods of time may prefer Class C shares because such shares may be redeemed at any time without payment of a contingent deferred sales charge. Investors who expect to hold shares longer, however, may choose Class B shares because such shares convert to Class A shares sooner than do Class C shares and thus pay the higher Rule 12b-1 fee for a shorter period.

     Purchase orders for $1,000,000 or more will be accepted for Class A shares only and are not subject to a sales charge at the time of purchase, but a deferred sales charge will be imposed if such shares are sold within one year after the date of purchase. Orders for Class B or Class C shares for $1,000,000 or more will be treated as orders for Class A shares or declined.

     PURCHASE BY CHECK. New investors may purchase shares of the Fund by completing an account application and sending it, together with a check payable to the Fund, directly to First Data Investors Services Group, Inc. ("First Data"), the Funds' transfer agent, at Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-5059. Additional purchases may be made at any time by mailing a check, payable to the Fund, to the same address. Checks for additional purchases should be identified with the appropriate account number. Purchase orders may also be submitted through Ascend Financial or other broker-dealers authorized to sell shares of the Fund.

     PURCHASE BY WIRE. Shares may also be purchased by Federal Reserve or bank wire. This method will result in a more rapid investment in shares of the Fund. Before wiring any funds, contact Minnesota Life, through its Advantus Shareholder Services division, at (800) 665-6005 for instructions. Promptly after making an initial purchase by wire, an investor should complete an account application and mail it to at Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-5059.

     Subsequent purchases may be made in the same manner. Wire purchases normally take two or more hours to complete, and to be accepted the same day must be received by 3:00 p.m. (Central Time). Banks may charge a fee for transmitting funds by wire.

     TIMING OF PURCHASE ORDERS. An order in proper form for the purchase of shares of the Fund received by the Fund prior to the close of normal trading on the New York Stock Exchange ("NYSE"), which is generally 3:00 p.m. Central Time, will be effected at the price next determined on the date received by First Data. Orders received after the close of the NYSE will be effected at the price next determined on the next business day.

     MINIMUM INVESTMENTS. A minimum initial investment of $250 is required, and the minimum subsequent investment is $25.

     PUBLIC OFFERING PRICE. The public offering price of the Fund will be the net asset value per share of the Fund next determined after an order is received and becomes effective, plus the applicable sales charge, if any. The net asset value per share of each class is determined by dividing the value of the securities, cash and other assets (including dividends accrued but not collected) of the Fund attributable to such class less all liabilities (including accrued expenses but excluding capital and surplus) attributable to such class, by the total number of shares of such class outstanding.

     The net asset value of the shares of the Fund is determined as of the close of normal trading on the New York Stock Exchange (as of the date of this Statement of Additional Information the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of Fund shares, (ii) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

     Securities, including put and call options, which are traded over-the-counter and on a national exchange will be valued according to the broadest and most representative market. A security which is only listed or traded on an exchange, or for which an exchange is the most representative market, is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or in the absence of such a price, the most recent quoted bid price. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Board of Directors. Other assets also are valued at fair value as determined in good faith by the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities are valued daily at market.

     Money Market Fund values its portfolio investments at amortized cost in accordance with Rule 2a-7 under the 1940 Act. See "Money Market Fund Amortized Cost Method of Portfolio Valuation" above.

                                    SALES CHARGES

CLASS A SHARES

     The public offering price of Class A shares of each Fund is the net asset value of the Fund's shares (other than Money Market Fund) plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. Ascend Financial receives all applicable sales charges. Shares of Money Market Fund will be purchased at its net asset value, which will normally be constant at $1.00. There is no sales charge applicable to the purchase of Money Market Fund shares. The Fund receives the net asset value. The current sales charges are:

           HORIZON FUND, SPECTRUM FUND, CORNERSTONE FUND, ENTERPRISE FUND,
                                AND INTERNATIONAL FUND


                                                                 Amount Paid to Broker-Dealers
                                          Sales Charge as a           as a Percentage of
                                            Percentage of:             Offering Price:
                                            --------------
                                                         Net
                                       Offering        Amount
Value of Total Investment                Price        Invested
----------------------------------------------------------------------------------------------
Less Than $50,000                         5.5%          5.82%               4.95%
$50,000 But Less Than
  $100,000                                4.5           4.71                4.05
$100,000 But Less Than
  $250,000                                3.5           3.63                3.15
$250,000 But Less Than
  $500,000                                2.5           2.56                2.25
$500,000 But Less Than
  $100,000                                2.0           2.04                1.80
$1,000,000 And Over (1)                  -0-           -0-                   .90*

                      MORTGAGE SECURITIES FUND AND BOND FUND

                                                                 Amount Paid to Broker-Dealers
                                          Sales Charge as a           as a Percentage of
                                            Percentage of:             Offering Price:
                                            --------------
                                                         Net
                                        Offering       Amount
Value of Total Investment                Price        Invested
----------------------------------------------------------------------------------------------
Less Than $100,000                        4.5%          4.71%               4.05%
$100,000 But Less Than
  $250,000                                3.5           3.63                3.15
$250,000 But Less Than
  $500,000                                2.5           2.56                2.25
$500,000 But Less Than
  $100,000                                2.0           2.04                1.80
$1,000,000 And Over (1)                    -0-            -0-                .90*

(1) A FESC will not be assessed for purchases of Class A shares of at least $1 million, but a contingent deferred sales charge of 1.00% will be imposed if such shares are sold within one year after the date of purchase.

* These payments are paid by Ascend Financial or one of its affiliates, at its own expense, and not by the Fund or its shareholders.

     Note that the sales charge depends on the total value of an investment (net asset value of shares currently owned plus the cost of any new investment) in the Fund, and not on the amount of a single investment. For example, if an investor already owns Horizon Fund shares with a net asset value of $40,000 and decides to invest in additional Horizon Fund Class A shares having a public offering price of $10,000, the investor will pay a sales charge equal to 4.5% of the entire additional $10,000 investment, since the total value of the investment is now $50,000.

CLASS B SHARES

     Class B shares of the Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a contingent deferred sales charge ("CDSC") of up to 5% will be imposed if shares are redeemed within six years of purchase. For additional information, see "Redemptions" below. Class B shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The amount of the CDSC will depend on the number of years since the purchase was made, the amount of shares originally purchased and the dollar amount being redeemed. The amount of the applicable CDSC and the holding period prior to conversion are determined in accordance with the following table:

                                                                                          Shares Convert to Class
                                                                                            A in the Month After
                                                          CDSC Applicable in Year              Expiration of
-----------------------------------------------------------------------------------------------------------------
Shares Purchased in an Amount               1         2         3         4         5         6
-----------------------------               -         -         -         -         -         -
Less Than $50,000                         5.0%      4.5%      3.5%      2.5%      1.5%      1.5%     84 Months
$50,000 But Less Than
  $100,000                                4.5       3.5       2.5       1.5       1.5         0      76 Months
$100,000 But Less Than
  $250,000                                3.5       2.5       1.5       1.5         0         0      60 Months
$250,000 But Less Than
  $500,000                                2.5       1.5       1.5         0         0         0      44 Months
$500,000 But Less Than
  $1,000,000                              1.5       1.5         0         0         0         0      28 Months

     Proceeds from the CDSC are paid to Ascend Financial and are used to defray expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker-dealers, and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, Ascend Financial pays a sales commission to broker-dealers, and to registered representatives of Ascend Financial, who sell Class B shares. The amount of this commission may differ from the amount of the commission paid in connection with sales of Class A shares. The higher Rule 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. Ascend Financial pays other broker-dealers for the sale of Class B shares in accordance with the following schedule:

                                     Amount Paid to Broker-Dealers as a Percentage
                                                     of Offering Price:
                                                     ------------------
                                      Mortgage Securities Fund      Other Advantus
Shares Purchased in An Amount             and Bond Fund           Multiple Class Funds
---------------------------------------------------------------------------------------
Less Than $50,000                          3.37%                       4.12%
$50,000 But Less Than $100,000             3.37                        3.37
$100,000 But Less Than $250,000            2.62                        2.62
$250,000 But Less Than $500,000            1.87                        1.87
$500,000 But Less Than $1,000,000          1.50                        1.50

     CONVERSION FEATURE. On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Advantus Multiple Class Funds will convert into Class A shares based on the time of the initial purchase. Purchased Class B shares ("Purchased B Shares") will convert after the specified number of months following the purchase date. All Class B shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment B Shares") will be held in a separate sub-account. Each time any Purchased B Shares convert to Class A shares, a pro rata portion (based on the ratio that the total converting Purchased B Shares bears to the shareholder's total converting and non-converting Purchased B Shares immediately prior to the conversion) of the Reinvestment B Shares then in the sub-account will also convert to Class A shares.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES

     Class C shares of the Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. Unlike Class B shares, however, no CDSC is imposed when Class C shares are redeemed. Class C shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class C shares are subject to higher Rule 12b-1 fees (as described below), and are subject to such higher fees for a longer period than are Class B shares because of a longer holding period prior to conversion. The applicable holding period prior to conversion is determined in accordance with the following table:

                                        Shares Convert to Class A in the Month
Shares Purchased in an Amount                      After Expiration of
------------------------------------------------------------------------------
Less Than $50,000                                       96 Months
$50,000 But Less Than $100,000                          88 Months
$100,000 But Less Than $250,000                         72 Months
$250,000 But Less Than $500,000                         56 Months
$500,000 But Less Than $1,000,000                       40 Months

     The longer period during which the Rule 12b-1 fee is charged enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase and without imposing a CDSC at redemption. Ascend Financial does not pay a sales commission to broker-dealers, or to registered representatives of Ascend Financial, who sell Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares.

     CONVERSION FEATURE. On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class C shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class C shares acquired by exchange from Class C shares of another Advantus Multiple Class Fund will convert into Class A shares based on the time of the initial purchase. Purchased Class C shares ("Purchased C Shares") will convert after the specified number of months following the purchase date. All Class C shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment C Shares") will be held in a separate sub-account. Each time any Purchased C Shares convert to Class A shares, a pro rata portion (based on the ratio that the total converting Purchased C Shares bears to the shareholder's total converting and non-converting Purchased C Shares immediately prior to the conversion) of the Reinvestment C Shares then in the sub-account will also convert to Class A shares.

     The conversion of Class C shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class C shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class C shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

OTHER PAYMENTS TO BROKER-DEALERS

     Broker-dealers selling Class A, Class B and Class C shares of the Advantus Multiple Class Funds will receive a shareholder servicing fee (Rule 12b-1 fee) equal, on a an annual basis, to .25% of the net asset values attributable to Class A, Class B and Class C shares. Rule 12b-1 distribution fees will also be paid to broker-dealers selling Class C shares equal, on an annual basis to .75% of the net asset values attributable to such Class C shares.

NET ASSET VALUE AND PUBLIC OFFERING PRICE

     Shares of Money Market Fund may be purchased at a price equal to their net asset value, which will normally be constant at $1.00 per share. See "Money Market Fund Amortized Cost Method of Valuation." There is no assurance that Money Market Fund can maintain the $1.00 per share value. The portfolio securities in which the Advantus Multiple Class Funds invest fluctuate in value, and hence the net asset value per share of each Fund also fluctuates.

     On September 30, 1998, the net asset value and public offering price per share for Class A, Class B and Class C shares of each of the Funds (except Money Market Fund) were calculated as set forth below.

                                    HORIZON FUND

CLASS A SHARES

    Net Assets ($47,183,071)    = Net Asset Value Per Share ($23.59)
------------------------------
Shares outstanding (2,000,290)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

          $23.59 = Public Offering Price Per Share ($24.83)
          ------
           .95(1)

CLASS B SHARES

    Net Assets ($17,100,015)   = Net Asset Value AND Public
-----------------------------
Shares outstanding (754,926)     Offering Price Per Share ($22.65)

CLASS C SHARES

    Net Assets ($2,298,850)   = Net Asset Value AND Public
----------------------------
Shares outstanding (100,891)    Offering Price Per Share ($22.79)

                                   SPECTRUM FUND

CLASS A SHARES

    Net Assets ($68,156,655)    = Net Asset Value Per Share ($16.50)
------------------------------
Shares outstanding (4,129,890)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

          $16.50 = Public Offering Price Per Share ($17.37)
          ------
           .95(1)

CLASS B SHARES

    Net Assets ($17,751,117)    = Net Asset Value AND Public
------------------------------
Shares outstanding (1,080,408)    Offering Price Per Share ($16.43)

CLASS C SHARES

   Net Assets ($4,062,110)    = Net Asset Value AND Public
----------------------------
Shares Outstanding (248,544)    Offering Price Per Share ($16.34)

                              MORTGAGE SECURITIES FUND

CLASS A SHARES

    Net Assets ($32,267,670)      = Net Asset Value Per Share ($10.75)
--------------------------------
Shares outstanding (3,002,157)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

          $10.75  = Public Offering Price Per Share ($11.32)
          ------
           .95(1)

CLASS B SHARES

    Net Assets ($10,079,440)  = Net Asset Value AND Public
----------------------------
Shares outstanding (935,785)    Offering Price Per Share ($10.77)

CLASS C SHARES

    Net Assets ($4,343,013)   = Net Asset Value AND Public
-----------------------------
Shares outstanding (403,656)    Offering Price Per Share ($10.76)

                                     BOND FUND

CLASS A SHARES

    Net Assets ($19,418,599)      = Net Asset Value Per Share ($10.69)
--------------------------------
Shares outstanding (1,817,179)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

           $10.69 = Public Offering Price Per Share ($11.25)
           ------
            .95(1)

CLASS B SHARES

    Net Assets ($8,893,909)      = Net Asset Value AND Public
-------------------------------
Shares outstanding (830,378)       Offering Price Per Share ($10.71)

CLASS C SHARES

    Net Assets ($2,088,643)          = Net Asset Value AND Public
-----------------------------------
Shares outstanding (195,621)           Offering Price Per Share ($10.68)

                                  CORNERSTONE FUND

CLASS A SHARES

    Net Assets ($93,833,373)     = Net Asset Value Per Share ($13.88)
-------------------------------
 Shares outstanding (6,758,386)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

           $13.88 = Public Offering Price Per Share ($14.61)
           ------
            .95(1)

CLASS B SHARES

    Net Assets ($21,176,125)     = Net Asset Value AND Public
-------------------------------
Shares outstanding (1,542,620)     Offering Price Per Share ($13.73)

CLASS C SHARES

    Net Assets ($3,093,577)     = Net Asset Value AND Public
-----------------------------     Offering Price Per Share ($13.68)
Shares outstanding (226,076)

                                ENTERPRISE FUND

CLASS A SHARES

    Net Assets ($31,843,818)      = Net Asset Value Per Share ($11.32)
-------------------------------
Shares outstanding (2,814,170)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

           $11.32 = Public Offering Price Per Share ($11.92)
           ------
            .95(1)

CLASS B SHARES

    Net Assets ($5,902,610)     = Net Asset Value AND Public
------------------------------    Offering Price Per Share ($10.88)
Shares outstanding (542,523)

CLASS C SHARES

    Net Assets ($780,457)      = Net Asset Value AND Public
-----------------------------    Offering Price Per Share ($10.87)
Shares outstanding (71,769)

                              INTERNATIONAL FUND

CLASS A SHARES

    Net Assets ($46,025,357)      = Net Asset Value Per Share ($10.56)
--------------------------------
Shares outstanding (4,356,501)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

           $10.56 = Public Offering Price Per Share ($11.12)
           ------
            .95(1)

CLASS B SHARES

    Net Assets ($4,869,033)     = Net Asset Value AND Public
-------------------------------   Offering Price Per Share ($10.47)
Shares outstanding (464,973)

CLASS C SHARES

    Net Assets ($3,073,843)     = Net Asset Value AND Public
-------------------------------   Offering Price Per Share ($10.48)
Shares outstanding (293,208)

(1) Effective February 1, 1999, the maximum FESC for Horizon Fund, Spectrum Fund, Cornerstone Fund, Enterprise Fund and International Fund was increased to 5.5% and the maximum FESC for Mortgage Securities Fund and Bond Fund was decreased to 4.5%.

                             REDUCED SALES CHARGES

     Special purchase plans are enumerated in the text of each Fund's Prospectus under "Buying and Selling Shares Reducing Sales Charges" and are fully described below.

RIGHT OF ACCUMULATION-CUMULATIVE PURCHASE DISCOUNT

     The front end sales charge and contingent deferred sales charge applicable to each purchase of Class A shares and Class B shares, respectively, of the Advantus Multiple Class Funds is based on the next computed net asset value of all Class A, Class B and Class C shares of such Funds held by the shareholder (including dividends reinvested and capital gains distributions accepted in shares), plus the cost of all Class A, Class B and Class C shares of such Funds currently being purchased. It is the obligation of each shareholder desiring this discount in sales charge to notify Ascend Financial, through his or her dealer or otherwise, that he or she is entitled to the discount.

LETTER OF INTENT

     The applicable sales charge for purchases of Class A shares is based on total purchases over a 13-month period where there is an initial purchase equal to or exceeding $250, accompanied by filing with Ascend Financial a signed "Letter of Intent" form to purchase, and by in fact purchasing not less than $100,000 of shares in the case of Mortgage Securities Fund or Bond Fund, or not less than $50,000 of shares in one of the other Advantus Funds (except Money Market Fund), within that time. The 13-month period is measured from the date the Letter of Intent is approved by Ascend Financial, or at the purchaser's option, it may be made retroactive 90 days, in which case Ascend Financial will make appropriate adjustments on purchases during the 90-day period.

     In computing the total amount purchased for purposes of determining the applicable sales charge, the net asset value of Class A, Class B and Class C shares currently held in all Advantus Multiple Class Funds, on the date of the first purchase under the Letter of Intent, may be used as a credit toward Fund shares to be purchased under the Letter of Intent. Class A, Class B and Class C shares of all the Advantus Multiple Class Funds may also be included in the purchases during the 13-month period.

     The Letter of Intent includes a provision for payment of additional applicable Class A sales charges at the end of the period in the event the investor fails to purchase the amount indicated. This is accomplished by holding 5.5%, or 4.5% in the case of Mortgage Securities Fund and Bond Fund, of the investor's initial Class A share purchase in escrow. If the investor's purchases equal those specified in the Letter of Intent, the escrow is released. If the purchases do not equal those specified in the Letter of Intent, he or she may remit to Ascend Financial an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Ascend Financial on a timely basis, Ascend Financial will redeem the appropriate number of shares, and then release or deliver any remaining shares in the escrow account. The Letter of Intent is not a binding obligation on the part of the investor to purchase, or the respective Fund to sell, the full amount indicated. Nevertheless, the Letter of Intent should be read carefully before it is signed.

COMBINING PURCHASES

     With respect to each of the Advantus Multiple Class Funds, purchases of Class A, Class B and Class C shares for any other account of the investor, or such person's spouse or minor children, or purchases on behalf of participants in a tax-qualified retirement plan may be treated as purchases by a single investor for purposes of determining the availability of a reduced sales charge.

GROUP PURCHASES

     An individual who is a member of a qualified group may also purchase shares of the Advantus Multiple Class Funds at the reduced sales charge applicable to the group taken as a whole. The sales charge is calculated by taking into account not only the dollar amount of the Class A, Class B and Class C shares of the Funds being purchased by the individual member, but also the aggregate dollar value of such Class A, Class B and Class C shares previously purchased and currently held by other members of the group. Members of a qualified group may not be eligible for a Letter of Intent.

     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and (iii) satisfies uniform criteria which enable Ascend Financial to realize economies of scale in distributing such shares. A qualified group must have more than ten members, must be available to arrange for group meetings between representatives of Ascend Financial, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to Ascend Financial, and must seek, upon request, to arrange for payroll deduction or other bulk transmission of investments to the Funds.

WAIVER OF SALES CHARGES FOR CERTAIN SALES OF CLASS A SHARES

     Directors and officers of Advantus Capital, Templeton Counsel (with respect to International Fund only), Ascend Financial, the Funds, Minnesota Life, or any of Minnesota Life's other affiliated companies, and their full-time and part-time employees, sales representatives and retirees, any trust, pension, profit-sharing, or other benefit plan for such persons, the spouses, siblings, direct ancestors or direct descendants of such persons, Minnesota Life and its affiliates themselves, advisory clients of Advantus Capital, employees of sales representatives employed in offices maintained by such sales representatives, certain accounts as to which a bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has an agreement with Ascend Financial, and certain accounts sold by registered investment advisers who charge clients a fee for their services may purchase Class A shares of the Advantus Multiple Class Funds at net asset value. These persons must give written assurance that they have bought for investment purposes, and that the securities will not be resold except through redemption or repurchase by, or on behalf of, the respective Fund. These persons are not required to pay a sales charge because of the reduced sales effort involved in their purchases.

                    EXCHANGE AND TRANSFER OF FUND SHARES

     A shareholder can exchange some or all of his or her Class A, Class B and Class C shares in the Advantus Multiple Class Funds, including shares acquired by reinvestment of dividends, for shares of the same class of any of the other Advantus Multiple Class Funds (provided such Fund is available in the shareholder's State), and can thereafter re-exchange such exchanged shares back for shares of the same class of the Fund, provided that the minimum amount which may be transferred is $250. The exchange will be made on the basis of the relative net asset values without the imposition of any additional sales load. When Class B shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the contingent deferred sales charge ("CDSC") period and applying the CDSC.

     Class A, Class B and Class C shares may also be exchanged for shares of the Money Market Fund at net asset values. No CDSC will be imposed at the time of any such exchange of Class B shares; however, the Money Market Fund shares acquired in any such exchange will remain subject to the CDSC otherwise applicable to such Class B shares as of the date of exchange, and the period during which such shares of Money Market Fund are held will not be included in the calculation of the CDSC due at redemption of such Money Market Fund shares or any reacquired Class B shares, except as follows. Ascend Financial is currently waiving the entire Rule 12b-1 fee due from Money Market Fund. In the event Ascend Financial begins to receive any portion of such fee, either (i) the time period during which shares of Money Market Fund acquired in exchange for Class B shares are held will be included in the calculation of the CDSC due at redemption, or (ii) such time period will not be included but the amount of the CDSC will be reduced by the amount of any Rule 12b-1 payments made by Money Market Fund with respect to those shares.

     Shares of Money Market Fund acquired in an exchange for Class A, Class B or Class C shares from any of the Advantus Multiple Class Funds may also be re-exchanged at relative net asset values for Class A, Class B and Class C shares, respectively, of the Fund. Class C shares re-acquired in this manner will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at the time of the initial exchange. Shares of Money Market Fund not acquired in an exchange from any of the Advantus Multiple Class Funds may be exchanged at relative net asset values for either Class A, Class B or Class C shares of the Fund, subject to the sales charge applicable to the class selected.

     The exchange privilege is available only in states where such exchanges may legally be made (at the present time the Fund believes this privilege is available in all states). An exchange may be made by written request or by a telephone call, unless the shareholder has elected on the account application not to have telephone transaction privileges. Up to twelve exchanges each calendar year may be made without charge. A $7.50 service charge will be imposed on each subsequent exchange and/or telephone transfer. No service charge is imposed in connection with systematic exchange plans. However, the Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate, or impose additional charges upon, the exchange and/or telephone transfer privileges, upon 60 days' prior notice to shareholders. An exchange is considered to be a sale of shares for federal income tax purposes on which an investor may realize a long- or short-term capital gain or loss. See "Distributions and Tax Status" for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge.

SYSTEMATIC EXCHANGE PLAN

     Shareholders of the Fund may elect to have shares of the Fund systematically exchanged for shares of any of the other Advantus Funds on a monthly basis. The minimum amount which may be exchanged on such a systematic basis is $25. The terms and conditions otherwise applicable to exchanges generally, as described above, also apply to such systematic exchange plans.

                             SHAREHOLDER SERVICES

OPEN ACCOUNTS

     A shareholder's investment is automatically credited to an open account maintained for the shareholder by First Data, the Fund's transfer agent. Stock certificates are not currently issued. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each year First Data sends to each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. A fee may be charged for providing duplicate information.

     The open account system provides for full and fractional shares expressed to four decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

     The costs of maintaining the open account system are paid by Advantus Capital in the case of the Funds other than Money Market Fund. The costs of maintaining the open account system for Money Market Fund are paid by the Fund. No direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

AUTOMATIC INVESTMENT PLAN

     Each Fund provides a convenient, voluntary method of purchasing shares in the Fund through its "Automatic Investment Plan" (the "Plan").

     The principal purposes of the Plan are to encourage thrift by enabling you to make regular purchases in amounts less than normally required, and, in the case of the Advantus Multiple Class Funds, to employ the principle of dollar cost averaging, described below.

     By acquiring Fund shares on a regular basis pursuant to the Automatic Investment Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of dollar cost averaging. Under dollar cost averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of dollar cost averaging will not protect against loss in a declining market, as a loss will result if the plan is discontinued when the market value is less than cost.

     A Plan may be opened by indicating an intention to invest $25 or more monthly for at least one year. Investors will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

     An investor has no obligation to invest regularly or to continue the Plan, which may be terminated by the investor at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs the Fund in writing to pay them in cash. The Fund reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than $250.

GROUP SYSTEMATIC INVESTMENT PLAN

     This Plan provides employers and employees with a convenient means for purchasing shares of each Fund under various types of employee benefit and thrift plans, including payroll withholding and bonus incentive plans. The Plan may be started with an initial cash investment of $50 per participant for a group consisting of five or more participants. The shares purchased by each participant under the Plan will be held in a separate account in which all dividends and capital gains will be reinvested in additional shares of the Fund at net asset value. To keep his or her account open, subsequent payments totaling $25 per month must be made into each participant's account. If the group is reduced to less than five participants, the minimums set forth under "Automatic Investment Plan" shall apply. The Plan may be terminated by the Fund or the shareholder at any time upon reasonable notice.

RETIREMENT PLANS OFFERING TAX BENEFITS

     The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of any of the Funds.
The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRA's), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, e.g. 403(b) plans.

     The initial investment in each Fund by such a plan must be at least $250 for each participant in a plan, and subsequent investments must be at least $25 per month for each participant. Income dividends and capital gain distributions must be reinvested. Plan documents and further information can be obtained from Ascend Financial.

     An investor should consult a competent tax or other adviser as to the suitability of Fund shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974 and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

SYSTEMATIC WITHDRAWAL PLANS

     An investor owning shares in any one of the Funds having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. Withdrawal payments for Class A shares of Advantus Multiple Class Funds purchased in amounts of $1 million or more and for Class B shares of Advantus Multiple Class Funds may also be subject to a CDSC. As a result, a shareholder should consider whether a Systematic Withdrawal Plan is appropriate. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan.

     The Plan is particularly convenient and useful for trustees in making periodic distributions to retired employees. Through this Plan a trustee can arrange for the retirement benefit to be paid directly to the employee by the respective Fund and to continue the tax-free accumulation of income and capital gains prior to their distribution to the employee. An investor may terminate the Plan at any time. A form for use in establishing such a plan is available from Ascend Financial.

     A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually, or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or
(3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240,
1/239, 1/238, etc.).   The initial payment under a variable payment option may
be $50 or more.

     All shares under the Plan must be left on deposit. Income dividends and capital gain distributions will be reinvested without a sales charge at net asset value determined on the record date.

     Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the initial investment, particularly in the event of a decline in net asset value.

     Under this Plan, any distributions of income and realized capital gains must be reinvested in additional shares, and are reinvested at net asset value. If a shareholder wishes to purchase additional shares of the respective Fund under this Plan, except in the case of Money Market Fund, other than by reinvestment of distributions, it should be understood that, in the case of Class A shares, he or she would be paying a sales commission on such purchases, while liquidations effected under the Plan would be at net asset value, and, in the case of Class B shares, he or she would be purchasing such shares at net asset value while liquidations effected under the Plan would involve the payment of a contingent deferred sales charge. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. Additions to a shareholder account in which an election has been made to receive systematic withdrawals will be accepted only if each such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. A shareholder may not have an "Automatic Withdrawal Plan" and a "Systematic Investment Plan" in effect simultaneously as it is not, as explained above, advantageous to do so.

                                     REDEMPTIONS

     Registered holders of shares of the Funds may redeem their shares at the per share net asset value next determined following receipt by the Fund (at its mailing address listed on the cover page) of a written redemption request signed by all shareholders exactly as the account is registered (and a properly endorsed stock certificate if one has been issued). Class A and Class C shares may be redeemed without charge. A contingent deferred sales charge may be applicable upon redemption of certain Class A shares and Class B shares. Both share certificates and stock powers, if any, tendered in redemption must be endorsed and executed exactly as the Fund shares are registered. Any certificates should be sent to the Fund by certified mail.

     Payment will be made as soon as possible, but not later than seven days after receipt of a properly executed written redemption request (and any certificates). The amount received by the shareholder may be more or less than the shares' original cost.

     If stock certificates have not been issued, and if no signature guarantee is required, shareholders may also submit their signed written redemption request to the Fund by facsimile (FAX) transmission. The Fund's FAX number is
(508) 871-3560.

     Each Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges. The Fund has filed with the Securities and Exchange Commission a notification of election pursuant to Rule 18f-1 under the Investment Company Act of 1940 in order to make such redemptions in kind.

     Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

SIGNATURE GUARANTEE

     In order to protect both shareholders and the Funds against fraudulent orders, a shareholder signature is required to be guaranteed in certain cases. No signature guarantee is required if the redemption proceeds are less than $50,000 and are to be paid to the registered holder and sent to the address of record for that account, or if the written redemption request is from pre-authorized trustees of plans, trusts and other tax-exempt organizations and the redemption proceeds are less than $50,000.

     A signature guarantee is required, however, if (i) the redemption proceeds are $50,000 or more, (ii) the redemption proceeds are to be paid to someone other than the registered holder, (iii) the redemption proceeds are to be mailed to an address other than the registered shareholder's address, (iv) within the 30-day period prior to receipt of the redemption request, instructions have been received to change the shareholder's address of record, or, in the case of redemptions to be paid by wire, instructions have been received within such period to change the shareholder's bank wire instructions, (v) the shares are requested to be transferred to the account of another owner, or (vi) in the case of plans, trusts, or other tax-exempt organizations, the redemption request is not from a pre-authorized trustee. The Fund reserves the right to require signature guarantees on all redemptions.

     A signature guarantee must be provided by an eligible guarantor institution. A notarized signature is not sufficient. Eligible guarantors include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature medallion program.

CONTINGENT DEFERRED SALES CHARGE

     The CDSC applicable upon redemption of Class A shares purchased in amounts of $1 million or more and Class B shares will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions or on shares held for longer than the applicable
CDSC period.  See "Sales Charges   Class B Shares" above.

     In determining whether a CDSC is payable with respect to any redemption of Class B shares, the calculation will be determined in the manner that results in the lowest rate being charged.

     The CDSC does not apply to: (1) redemption of Class B shares in connection with the automatic conversion to Class A shares; (2) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; and (3) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code. The CDSC will also not apply to certain exchanges. See "Exchange and Transfer of Fund Shares," above.

TELEPHONE REDEMPTION

     The Fund's shareholders have this privilege automatically, unless they have elected on the account application not to have such privilege, and may redeem shares by calling Advantus Shareholder Services at 1-800-665-6005 (see "Telephone Transactions"). A telephone redemption request will not be honored, however, if the shareholder's address of record or bank wire instructions have been changed without a guarantee of the shareholder's signature (see "
Signature Guarantee" above) within the 30-day period prior to receipt of the redemption request. The maximum amount which may be redeemed by telephone is $50,000. The proceeds will be sent by check to the address of record for the account. If the amount is $500 or more, and if the shareholder has designated a bank account, the proceeds may be wired to the shareholder's designated bank account, and the prevailing wire charge (currently $5.00) will be added to the amount redeemed from the Fund. The Fund reserves the right to modify, terminate or impose charges upon the telephone redemption privilege.

DELAY IN PAYMENT OF REDEMPTION PROCEEDS

     Payment of redemption proceeds will ordinarily be made as soon as possible and within the periods of time described above. However, an exception to this is that if redemption is requested after a purchase by non-guaranteed funds (such as a personal check), the Fund will delay mailing the redemption check or wiring proceeds until it has reasonable assurance that the purchase check has cleared (good payment has been collected). This delay may be up to 14 days from the purchase date.

FUND'S RIGHT TO REDEEM SMALL ACCOUNTS

     The Fund has the right to redeem the shares in inactive accounts which, due to redemptions and not to decreases in market value of the shares in the account, have a total current value of less than $150. Before redeeming an account, the Fund will mail to the shareholder a written notice of its intention to redeem, which will give the investor an opportunity to make an additional investment. If no additional investment is received by the Fund within 60 days of the date the notice was mailed, the shareholder's account will be redeemed.

CHECKWRITING

     Money Market Fund shareholders may elect the checkwriting privilege which allows them to write checks in amounts from a minimum of $250 to a maximum of $100,000. No charge is made for check orders. Checks may not be written against shares in a Fund account which have been purchased within the last 14 days, except for shares purchased by wire transfer (which are immediately available). Checkwriting is not an appropriate means to close a Fund account.
A $10 service fee will be charged when a check is presented to redeem Fund shares (i) in excess of the value of the shareholder's Fund account, or (ii) which were purchased by check within 14 days. A $15 service fee will be charged when a shareholder requests "stop payment" of a check.

AUTOMATIC PREMIUM PAYMENTS

     A shareholder may authorize Minnesota Life to redeem shares in his or her Money Market Fund account periodically in amounts equal to the premiums due on insurance policies issued to the shareholder by Minnesota Life and to apply those amounts in payment of the premiums due on those policies. Payment of insurance premiums in this manner may be made only where such insurance premiums are due on a monthly basis. In no event will Minnesota Life redeem shares to pay on insurance premium unless there are shares in a shareholder's Money Market Fund account sufficient to pay the full amount of the premium.

REINSTATEMENT PRIVILEGE

     The Prospectus for each of the Advantus Multiple Class Funds describes redeeming shareholders' reinstatement privileges in "Buying and Selling Shares" in each Fund's Prospectus. Written notice from persons wishing to exercise this reinstatement privilege must be received by Ascend Financial within 90 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased. All shares issued as a result of the reinstatement privilege applicable to redemptions of Class A and Class B shares will be issued only as Class A shares. Any CDSC incurred in connection with the prior redemption (within 90 days) of Class B shares will not be refunded or re-credited to the shareholder's account. Shareholders who redeem Class C shares and exercise their reinstatement privilege will be issued only Class C shares, which shares will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at redemption.

     See "Distributions and Tax Status" below for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge. Should an investor utilize the reinstatement privilege following a redemption which resulted in a loss, all or a portion of that loss might not be currently deductible for Federal income tax purposes, for an investor which is not tax-exempt. Exercising the reinstatement privilege would not alter any capital gains taxes payable on a realized gain, for an investor which is not tax-exempt. See discussion under "Distributions and Tax Status" below regarding the taxation of capital gains.

                                TELEPHONE TRANSACTIONS

     Shareholders of the Fund are permitted to exchange or redeem the Fund's shares by telephone. See "Exchange and Transfer of Fund Shares" and "Redemptions" for further details. The privilege to initiate such transactions by telephone is made available automatically unless the shareholder elects on the account application not to have such privilege.

     Shareholders, or persons authorized by shareholders, may initiate telephone transactions by telephoning Advantus Shareholder Services, toll free, at 1-800-665-6005. Automated service is available 24 hours a day, and service representatives are available Monday through Friday, from 8:00 a.m. to 4:45 p.m. (Central Time). Telephone transaction requests received after 3:00 p.m. (Central Time) will be treated as received the next business day. The maximum amount which may be redeemed by telephone is $50,000. During periods of marked economic or market changes, shareholders may experience difficulty in implementing a telephone exchange or redemption due to a heavy volume of telephone calls. In such a circumstance, shareholders should consider submitting a written request while continuing to attempt a telephone exchange or redemption. The Fund reserves the right to modify, terminate or impose charges upon the telephone exchange and redemption privileges upon 60 days' prior notice to shareholders.

     The Fund will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine; provided, however, that the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and that if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures for processing telephone transactions include tape recording of telephone instructions, asking shareholders for their account number and a personal identifying number, and providing written confirmation of such transactions.

                             DISTRIBUTIONS AND TAX STATUS

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The policy of the Funds (other than Mortgage Securities Fund, Bond Fund and Money Market Fund) has been to pay dividends from net investment income quarterly. In the case of Horizon Fund, however, such quarterly dividends from current income have not been paid since 1993 inasmuch as the dividend yields of the mid and large capitalization companies in which the Fund invests have generally fallen below the average yield for all companies. The policy of Mortgage Securities Fund, Bond Fund and Money Market Fund has been to declare dividends from net investment income on each business day of the Fund, except that dividends for Saturdays, Sundays and holidays are declared on the next business day, and to pay such dividends monthly. Any net realized capital gains are generally distributed once a year, during December. Distributions paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares. The per share distributions on Class B and Class C shares will be lower than the per share distributions on Class A shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.

     Any dividend payments or net capital gains distributions made by the Fund are in the form of additional shares of the same class of the Fund rather than in cash, unless a shareholder specifically requests the Fund in writing that the payment be made in cash. The distribution of these shares is made at net asset value on the payment date of the dividend, without any sales or other charges to the shareholder. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash. Authorization to pay dividends in cash may be made on the application form, or at any time by letter.

     Upon written request to the Fund, a shareholder may also elect to have dividends from the Fund invested without sales charge in shares of Money Market Fund or shares of the same class of another of the Advantus Multiple Class Funds at the net asset value of such other Fund on the payable date for the dividends being distributed (subject to the applicable sales charge). To use this privilege of investing dividends from the Fund in shares of another of the Funds, shareholders must maintain a minimum account value of $250 in both the Fund and the other Fund in which dividends are reinvested.

TAXATION - GENERAL

     The following is a general summary of certain federal tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning.

     During the year ended September 30, 1998 each Fund fulfilled, and intends to continue to fulfill, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

     Distributions of investment company taxable income from the Fund generally will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional shares of the Fund's stock. A distribution of net capital gain (a "capital gain distribution"), whether paid in cash or reinvested in shares, generally is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his or her shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares. Long-term capital gains of individuals are taxed at a maximum rate of 20%, and the highest marginal regular tax rates on ordinary income for individuals is 39.6%.

     Some or all of the dividend distributions from Horizon, Spectrum, Enterprise and Cornerstone Funds are expected to qualify for the 70% dividend received deduction for corporations.

     Prior to purchasing shares of the Fund, prospective shareholders (except for tax qualified retirement plans) should consider the impact of dividends or capital gains distributions which are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

     Gain or loss upon the sale of shares of the Funds will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. For shareholders, such gain or loss will be long-term gain or loss if the shares where held more than one year.

     The Code provides that a shareholder who pays a sales charge in acquiring shares of a mutual fund, redeems those shares within 90 days after acquiring them, and subsequently acquires new shares in any mutual fund for a reduced sales charge or no sales charge (pursuant to a reinvestment right acquired with the first shares), may not take into account the sales charge imposed on the first acquisition, to the extent of the reduction in the sales charge on the second acquisition, for purposes of computing gain or loss on disposition of the first acquired shares. The amount of sales charge disregarded under this rule will, however, be treated as incurred in connection with the acquisition of the second acquired shares.

     Shareholders of the Fund receive an annual statement detailing federal tax information. Distributions by the Funds, including the amount of any redemption, are reported to shareholders in such annual statement and to the Internal Revenue Service to the extent required by the Code.

     The Funds are required by federal law to withhold 31% of reportable payments (including dividends, capital gain distributions, and redemptions) paid to certain accounts whose owners have not complied with IRS regulations. In order to avoid this backup withholding requirement, each shareholder will be asked to certify on the shareholder's account application that the social security or taxpayer identification number provided is correct and that the shareholder is not subject to backup withholding for previous underreporting to the IRS.

     Before investing in the Fund, an investor should consult a tax adviser concerning the consequences of any local and state tax laws, and of any retirement plan offering tax benefits.

TAXATION ON PORTFOLIO HOLDINGS

     Except for the transactions identified as hedging transactions, each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts, options and forward currency contracts as of the end of the year as well as those actually realized during the year. Except for transactions in futures contracts, options, or forward currency contracts that are classified as part of a "mixed straddle," gain or loss recognized with respect to such contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contracts. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

     Sales of futures contracts, options, or forward currency contracts that are intended to hedge against a change in the value of securities or currencies held by a Fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

     It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the requirement under the Code that a regulated investment company derive at least 90% of its gross income from dividends interest, gains from the sale or disposition of securities, or otherwise from the business of investing in securities.

     Any realized gain or loss on closing out a futures contract, option, or forward currency contract such as a forward commitment for the purchase or sale of foreign currency, will generally result in a recognized capital gain or loss for tax purposes.

     Code Section 988 may also apply to forward currency contracts.  Under
Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Section 1256 and 988, special provisions determine the character and timing of any income gain or loss. International Fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

     Under the Code, International Fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year.

     Each Fund is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

     Each Fund may in the future sell securities "short against the box." Under provisions of the Taxpayer Relief Act of 1997, if a Fund sells short against the box a security in which it has an appreciated position, it will be treated as if it had sold the security for its fair market value on the date of the short sale, and will be required to recognize gain as of that date. On a subsequent sale of the security that has been sold short against the box, the Fund's basis in the security will be adjusted to take into account the amount of gain previously recognized.

     The foregoing relates only to federal taxation. Prospective shareholders should consult their tax advisers as to the possible application of state and local income tax laws to Fund distributions.

                                 FINANCIAL STATEMENTS

     The Funds' financial statements for the year ended September 30, 1998, including the financial highlights for each of the respective periods presented, appearing in each Fund's Annual Report to shareholders, and the report thereon of the Funds' independent auditors, KPMG Peat Marwick LLP, also appearing therein, are incorporated by reference in this Statement of Additional Information. The respective Fund's 1998 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                                     APPENDIX A

                            MORTGAGE-RELATED SECURITIES

     Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to investors such as the Fund. Most insurers or services provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or servicers are backed by various forms of credit, insurance and collateral.

UNDERLYING MORTGAGES

     Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. Some of these loans are made to purchasers of mobile homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool buy may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.

     All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY

     Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors makes government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loans institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The Fund may purchase some mortgage-related securities through private placements, in which case only a limited secondary market exists, and the security is considered illiquid.

AVERAGE LIFE

     The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

     As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

YIELD CALCULATIONS

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates and the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

     Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders compared to bonds that pay interest semi-annually.

                                      APPENDIX B

                          BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS

Moody's Investors Service, Inc. describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

     AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB. Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

     B. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Standard & Poor's Corporation applies indicators "+", no character, and "-" to the above rating categories. The indicators show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

The rating A-1 is the highest rating assigned by Standard & Poor's Corporation to commercial paper which is considered by Standard & Poor's Corporation to have the following characteristics:

Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

                                      APPENDIX C

                                  FUTURES CONTRACTS

EXAMPLE OF FUTURES CONTRACT SALE

     The Fund would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund's portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93.

     In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above.

     The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change prior to settlement date, the Fund, in the above example, would incur a loss of $2 if it delivered the portfolio security on the settlement date (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.

EXAMPLE OF FUTURES CONTRACT PURCHASE

     The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.

     For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security.

     Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9-1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.

     The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities. The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

     In each transaction, nominal transaction expenses would also be incurred.

TAX TREATMENT

     The amount of any gain or loss realized by the Fund on closing out a futures contract may result in a capital gain or loss for federal income tax purposes. Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year. Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60 percent of such gain or loss will be treated as long-term capital gain or loss. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of these futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contract. Notwithstanding the rules described above, with respect to futures contracts which are part of futures contract sales, and in certain other situations, the Fund may make an election which may have the effect of exempting all or a part of those identified future contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year; all or part of any gain or loss otherwise realized by the Fund on any closing transaction may be deferred until all of the Fund's positions with respect to the futures contract sales are closed; and, all or part of any gain or loss may be treated as short-term capital gain or loss.

     Under the Federal income tax provisions applicable to regulated investment companies, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of securities ("qualifying income"). Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may include gains from forward contracts in determining qualifying income. In addition, in order that the Fund continue to qualify as a regulated investment company for Federal income tax purposes, less than 30% of its gross income for any year must be derived from gains realized on the sale or other disposition of securities held by the Fund for less than three months. For this purpose, the Fund will treat gains realized on the closing out of futures contracts as gains derived from the sale of securities. This treatment could, under certain circumstances, require the Fund to defer the closing out of futures contracts until after three months from the date the fund acquired the contracts, even if it would be more advantageous to close out the contracts prior to that time. However, under the Code, a special rule is provided with respect to certain hedging transactions which has the effect of allowing the Fund to engage in such short-term transactions in limited circumstances. Any gains realized by the Fund as a result of the constructive sales of futures contacts held by the Fund at the end of its taxable year, as described in the preceding paragraph, will in all instances be treated as derived from the sale of securities held for three months or more, regardless of the actual period for which the Fund has held the futures contracts at the end of the year.

                             PART C.  OTHER INFORMATION

ITEM 23.  EXHIBITS

     The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:

     Securian Holding Company (Delaware)

Wholly-owned subsidiary of Securian Holding Company:

     Securian Financial Group, Inc. (Delaware)

Wholly-owned subsidiary of Securian Financial Group, Inc.

     Minnesota Life Insurance Company

Wholly-owned subsidiaries of Minnesota Life Insurance Company:

     Advantus Capital Management, Inc.
     HomePlus Insurance Company
     Northstar Life Insurance Company (New York)
     The Ministers Life Insurance Company
     Robert Street Energy, Inc.
     Capitol City Property Management, Inc.
     DataPlan Securities, Inc. (Ohio)
     MIMLIC Imperial Corporation
     MIMLIC Funding, Inc.
     MCM Funding 1997-1, Inc.
     MCM Funding 1998-1, Inc.
     Personal Finance Company (Delaware)
     MIMLIC Venture Corporation
     HomePlus Insurance Agency, Inc.
     Ministers Life Resources, Inc.
     Enterprise Holding Corporation
     Wedgewood Valley Golf, Inc.

Open-end registered investment company offering shares solely to separate accounts of Minnesota Life Insurance Company:

     Advantus Series Fund, Inc.

Wholly-owned subsidiary of Advantus Capital Management, Inc.:

     Ascend Financial Services, Inc.

Wholly-owned subsidiaries of Ascend Financial Services, Inc.:

     MIMLIC Insurance Agency of Massachusetts, Inc. (Massachusetts) MIMLIC Insurance Agency of Texas, Inc. (Texas)
     Ascend Insurance Agency of Nevada, Inc. (Nevada)
     Ascend Insurance Agency of Oklahoma, Inc. (Oklahoma)

Wholly-owned subsidiaries of Enterprise Holding Corporation:

     Financial Ink Corporation
     Oakleaf Service Corporation
     Concepts in Marketing Research Corporation
     Concepts in Marketing Services Corporation
     Lafayette Litho, Inc.

Wholly-owned subsidiary of HomePlus Insurance Agency, Inc.:

     HomePlus Insurance Agency of Texas, Inc. (Texas)

Majority-owned subsidiaries of MIMLIC Imperial Corporation:

     J. H. Shoemaker Advisory Corporation (Tennessee)
     Consolidated Capital Advisors, Inc. (Tennessee)

Majority-owned subsidiary of Ascend Financial Services, Inc.:

     MIMLIC Insurance Agency of Ohio, Inc. (Ohio)

Majority-owned subsidiaries of Minnesota Life Insurance Company:

     MIMLIC Life Insurance Company (Arizona)
     Advantus Enterprise Fund, Inc.
     Advantus International Balanced Fund, Inc.
     Advantus Venture Fund, Inc.

Fifty percent-owned subsidiary of MIMLIC Imperial Corporation:

     C.R.I. Securities, Inc.

Less than majority owned, but greater than 25% owned, subsidiaries of Minnesota Life Insurance Company:

     Advantus Money Market Fund, Inc.
     MIMLIC Cash Fund, Inc.
     Advantus Cornerstone Fund, Inc.
     Advantus Index 500 Fund, Inc.

Less than 25% owned subsidiaries of Minnesota Life Insurance Company:

     Advantus Horizon Fund, Inc.
     Advantus Spectrum Fund, Inc.
     Advantus Mortgage Securities Fund, Inc.
     Advantus Bond Fund, Inc.

Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.

ITEM 25.  INDEMNIFICATION

     The Articles of Incorporation and Bylaws of the Registrant provide that the Registrant shall indemnify such persons, for such expenses and liabilities, in such manner, under such circumstances, to the full extent permitted by Section 302A.521, Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith; received no improper personal benefit and the Minnesota Statute dealing with directors' conflicts of interest, if applicable, has been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

     Section 17(h) of the Investment Company Act of 1940 provides that neither the charter, certificate of incorporation, articles of association, indenture of trust, nor the by-laws of any registered investment company, nor any other instrument pursuant to which such a company is organized or administered, shall contain any provisions which protects or purports to protect any director or officer of such company against any liability to the company or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of his office. The staff of the Securities and Exchange Commission has stated that it is of the view that an indemnification provision does not violate Section 17(h) if it precludes indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties ("Disabling conduct") and sets forth reasonable and fair means for determining whether indemnification shall be made. In the staff's view, "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors") or (b) an independent legal counsel in a written opinion. The dismissal of either a court action or administrative proceeding against an indemnitee for insufficiency of evidence of any disabling conduct with which he has been charged would, in the staff's view, provide reasonable assurance that he was not liable by reason of disabling conduct. The staff also believes that a determination by the vote of a majority of a quorum of disinterested, non-party directors would provide reasonable assurance that the indemnitee was not liable by reason of disabling conduct.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Directors and Officers     Office with
of Investment Adviser      Investment Adviser     Other Business Connections
----------------------     ------------------     --------------------------

William N. Westhoff        President, Treasurer   Vice President and Director,
                           and Director           Robert Street Energy, Inc.;
                                                  Senior Vice President and
                                                  Treasurer, Minnesota Life
                                                  Insurance Company; President,
                                                  MCM Funding 1997-1, Inc.;
                                                  President, MCM Funding
                                                  1998-1, Inc.

Frederick P. Feuerherm     Vice President,        Vice President, Minnesota
                           Assistant Secretary    Life Insurance Company;
                           and Director           Vice President and Director,
                                                  MIMLIC Funding, Inc.; Vice
                                                  President and Assistant
                                                  Secretary, MCM Funding
                                                  1997-1, Inc.; Vice President
                                                  and Assistant Secretary, MCM
                                                  Funding 1998-1, Inc.

Guy M. de Lambert          Vice President,        Second Vice President,
                           Secretary and          Minnesota Life Insurance
                           Director               Company; President, Secretary
                                                  and Director, Personal Finance
                                                  Company; President and
                                                  Director, Wedgewood Valley
                                                  Golf, Inc.; President and
                                                  Director, MIMLIC Venture
                                                  Corporation; President and
                                                  Director, MIMLIC Funding,
                                                  Inc.; President, Secretary and
                                                  Director, Robert Street
                                                  Energy, Inc.; Vice President
                                                  and Secretary, MCM Funding
                                                  1997-1, Inc.; Vice President
                                                  and Secretary, MCM Funding
                                                  1998-1, Inc.

Lynne M. Mills             Vice President         Second Vice President,
                                                  Minnesota Life Insurance
                                                  Company; Vice President and
                                                  Director, Robert Street
                                                  Energy, Inc.; Vice President,
                                                  MCM Funding 1997-1, Inc.; Vice

                                                  President, MCM Funding 1998-1,
                                                  Inc.

Dianne Orbison             Vice President         Second Vice President,
                                                  Minnesota Life Insurance
                                                  Company; Vice President and
                                                  Director, MCM Funding 1997-1,
                                                  Inc.; Vice President, MIMLIC
                                                  Venture Corporation; Vice
                                                  President and Director, MCM
                                                  Funding 1998-1, Inc.

Richard W. Worthing        Vice President and     Vice President, MCM Funding
                           Head of Equities       1997-1, Inc.; Vice President,
                                                  MIMLIC Funding, Inc.; Vice
                                                  President, MCM Funding 1998-1,
                                                  Inc.; Second Vice President,
                                                  Minnesota Life Insurance
                                                  Company

James P. Tatera            Vice President,        Second Vice President,
                           Equity Portfolio       Minnesota Life Insurance
                           Manager                Company; Vice President,
                                                  MIMLIC Funding, Inc.; Vice
                                                  President and Assistant
                                                  Secretary, MCM Funding 1997-1,
                                                  Inc.; Vice President and
                                                  Assistant Secretary, MCM
                                                  Funding 1998-1, Inc.

Marilyn Froelich           Vice President         Vice President, MCM Funding
                                                  1997-1, Inc.; Vice President,
                                                  MCM Funding 1998-1, Inc.;
                                                  Director, Investment Advisory,
                                                  Minnesota Life Insurance
                                                  Company

Loren Haugland             Vice President         Vice President, MCM Funding
                                                  1997-1, Inc.; Vice President,
                                                  MCM Funding 1998-1, Inc.;
                                                  Senior Investment Officer,
                                                  Minnesota Life Insurance
                                                  Company

Thomas A. Gunderson        Vice President         Vice President, MCM Funding
                                                  1997-1, Inc.; Vice President,
                                                  MCM Funding 1998-1, Inc.;
                                                  Investment Officer, Total
                                                  Return, Minnesota Life
                                                  Insurance Company

Kent R. Weber              Vice President         Vice President, MCM Funding
                                                  1997-1, Inc.; Vice President,
                                                  MCM Funding

                                                  1998-1, Inc.; Investment
                                                  Officer, Total Return,
                                                  Minnesota Life Insurance
                                                  Company

Jeffrey R. Erickson        Vice President         Vice President, MCM Funding
                                                  1997-1, Inc.; Vice President,
                                                  MCM Funding 1998-1, Inc.;
                                                  Investment Officer, Total
                                                  Return, Minnesota Life
                                                  Insurance Company

Gary A. Aster              Vice President         Vice President, MCM Funding
                                                  1997-1, Inc.; Vice President,
                                                  MCM Funding 1998-1, Inc.;
                                                  Investment Officer, Equities,
                                                  Minnesota Life Insurance
                                                  Company

Wayne R. Schmidt           Vice President         Secretary and Treasurer,
                                                  MIMLIC Funding, Inc.;
                                                  Assistant Secretary and
                                                  Treasurer, Robert Street
                                                  Energy, Inc.; Vice President
                                                  and Secretary, MIMLIC Imperial
                                                  Corporation; Vice President
                                                  and Assistant Secretary, MCM
                                                  Funding 1997-1, Inc.; Vice
                                                  President and Assistant
                                                  Secretary, MCM Funding 1998-1,
                                                  Inc.; Investment Officer -
                                                  Fixed Income PM, Minnesota
                                                  Life Insurance Company

Joseph R. Betlej           Vice President         Vice President, Secretary and
                                                  Director, Wedgewood Valley
                                                  Golf, Inc.; Vice President and
                                                  Secretary, MIMLIC Venture
                                                  Corporation; Vice President,
                                                  MCM Funding 1997-1, Inc.; Vice
                                                  President, MCM Funding 1998-1,
                                                  Inc.; Senior Investment
                                                  Officer, Minnesota Life
                                                  Insurance Company

Steven Laude               Vice President         Vice President, MCM Funding
                                                  1997-1, Inc.; Vice President,
                                                  MCM Funding 1998-1, Inc.;
                                                  Senior Investment Officer -
                                                  Fixed Income, Minnesota Life
                                                  Insurance Company

Erica Bergsland            Vice President         Vice President, MCM Funding
                                                  1997-1, Inc.; Vice President,
                                                  MCM Funding 1998-1, Inc.;
                                                  Senior Investment Officer -
                                                  Mortgage, Minnesota Life
                                                  Insurance Company

Thomas G. Meyer            Vice President         Vice President, MCM Funding
                                                  1997-1, Inc.; Vice President,
                                                  MCM Funding 1998-1, Inc.;
                                                  Director, Marketing
                                                  Development, Minnesota Life
                                                  Insurance Company

Rodney Hare                Vice President         Director of Institutional
                                                  Marketing, Minnesota Life
                                                  Insurance Company; Vice
                                                  President, MCM Funding 1997-1,
                                                  Inc.; Vice President, MCM
                                                  Funding 1998-1, Inc.

Gary Kleist                Financial Vice         Director, Investment
                           President              Operations, Minnesota Life
                                                  Insurance Company; Vice
                                                  President, MCM Funding 1997-1,
                                                  Inc.; Vice President, MCM
                                                  Funding, 1998-1, Inc.

Sean O'Connell             Vice President         Senior Investment Officer -
                                                  Mortgage, Minnesota Life
                                                  Insurance Company; Vice
                                                  President, MCM Funding 1997-1,
                                                  Inc.; Vice President, MCM
                                                  Funding 1998-1, Inc.

John Leiviska              Vice President         Senior Investment Officer -
                                                  Fixed Income, Minnesota Life
                                                  Insurance Company; Vice
                                                  President, MCM Funding 1997-1,
                                                  Inc.; Vice President, MCM
                                                  Funding 1998-1, Inc.

Annette Masterson          Vice President         Senior Investment Officer -
                                                  Fixed Income, Minnesota Life
                                                  Insurance Company; Vice
                                                  President, MCM Funding 1997-1,
                                                  Inc.; Vice President, MCM
                                                  Funding 1998-1, Inc.

Mark L. Henneman           Vice President         Value Portfolio Manager,
                                                  Minnesota Life Insurance

                                                  Company; Vice President, MCM
                                                  Funding 1997-1, Inc.; Vice
                                                  President, MCM Funding 1998-1,
                                                  Inc.

Kevin J. Hiniker           Associate General      Investment Officer - Law
                           Counsel                and Assistant Secretary,
                                                  Minnesota Life Insurance
                                                  Company; Assistant Secretary,
                                                  Robert Street Energy, Inc.;
                                                  Assistant Secretary, MCM
                                                  Funding 1997-1, Inc.;
                                                  Assistant Secretary, MCM
                                                  Funding 1998-1, Inc.

ITEM 27.  PRINCIPAL UNDERWRITERS

     (a) Ascend Financial Services, Inc. currently acts as a principal underwriter for the following investment companies:

     Advantus Horizon Fund, Inc.
     Advantus Spectrum Fund, Inc.
     Advantus Mortgage Securities Fund, Inc.
     Advantus Money Market Fund, Inc.
     Advantus Bond Fund, Inc.
     Advantus Cornerstone Fund, Inc.
     Advantus Enterprise Fund, Inc.
     Advantus International Balanced Fund, Inc.
     Advantus Venture Fund, Inc.
     Advantus Index 500 Fund, Inc.
     MIMLIC Cash Fund, Inc.
     Variable Fund D
     Variable Annuity Account
     Minnesota Life Variable Life Account
     Group Variable Annuity Account
     Minnesota Life Variable Universal Life Account

     (b) The name and principal business address, positions and offices with Ascend Financial Services, Inc., and positions and offices with Registrant of each director and officer of Ascend Financial Services, Inc. is as follows:

                                   Positions and                 Positions and
Name and Principal                 Offices                       Offices
Business Address                   with Underwriter              with Registrant
------------------                 ----------------              ---------------
Robert E. Hunstad                  Director                      None
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

George I. Connolly                 President, Chief              None
Ascend Financial Services, Inc.    Executive Officer, Chief
400 Robert Street North            Compliance Officer and
St. Paul, Minnesota 55101          Director

Margaret Milosevich                Vice President, Chief         Assistant
Ascend Financial Services, Inc.    Operations Officer,           Secretary
400 Robert Street North            Treasurer and Secretary
St. Paul, Minnesota 55101

Dennis E. Prohofsky                Director                      None
Minnesota Life
  Insurance Company
400 Robert Street North
St. Paul, Minnesota 55101

Thomas L. Clark                    Assistant Treasurer           Assistant
Ascend Financial Services, Inc.    and Assistant Secretary       Secretary
400 Robert Street North
St. Paul, Minnesota 55101

     (c)  Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     The physical possession of the accounts, books and other documents required to be maintained by Section 3(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder is maintained by Minnesota Life, 400 Robert Street North, St. Paul, Minnesota 55101; except that the physical possession of certain accounts, books and other documents related to the custody of the Registrant's securities is maintained by the following custodian:

     U.S. Bank National Association
     180 East Fifth Street
     St. Paul, Minnesota  55101

ITEM 29.  MANAGEMENT SERVICES

     Not applicable.

ITEM 30.  UNDERTAKINGS

     (a)  Not applicable.

     (b)  Not applicable.

     (c) The Registrant hereby undertakes to furnish, upon request and without charge to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders containing the information called for by Item 5A.

                                     SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of St. Paul and the State of Minnesota on the 3rd day of December, 1998.


                                                ADVANTUS SPECTRUM FUND, INC.
                                                        Registrant


                                                By
                                                  -----------------------------
                                                  William N. Westhoff, President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

---------------------------------  President (principal     December 3, 1998
  William N. Westhoff              executive officer)
                                   and Director


---------------------------------  Director and Treasurer   December 3, 1998
  Frederick P. Feuerherm           (principal financial
                                   and accounting officer)


Ralph D. Ebbott*                   Director  )
---------------------------------            )
  Ralph D. Ebbott                            )    By
                                             )      ---------------------------
                                                       William N. Westhoff
                                                       Attorney-in-Fact
Charles E. Arner*                  Director  )
---------------------------------            )
 Charles E. Arner                            )    Dated:  December 3, 1998
                                             )

Ellen S. Berscheid*                Director  )
---------------------------------            )
  Ellen S. Berscheid

-------------------





*Registrant's director executing power of attorney dated October 22, 1998, a copy of which is filed herewith.

                            ADVANTUS SPECTRUM FUND, INC.
                                   EXHIBIT INDEX

Exhibit Number and Description:

(a)       Restated Articles of Incorporation for the Registrant. (1)

(b)       Revised Bylaws of the Registrant. (1)

(c)       Not applicable.

(d) Investment Advisory Agreement between Advantus Capital Management, Inc. and the Registrant. (1)

(e)(1) Underwriting and Distribution Agreement between the Registrant and Ascend Financial Services, Inc.

(e)(2) Dealer Sales Agreement between Ascend Financial Services, Inc., principal underwriter for the Registrant, and dealers.

(f)       Not applicable.

(g) Custodian Agreement between the Registrant and First Trust National Association. (1)

(h) Shareholder and Administrative Services Agreement between the Registrant and The Minnesota Mutual Life Insurance Company.

(i)       Opinion and Consent of Dorsey & Whitney LLP. (1)

(j)       Consent of KPMG Peat Marwick LLP.

(k)       Not applicable.

(l) Letter of Investment Intent regarding the Registrant's initial capital. (1)

(m)(1)    Plan of Distribution for Class A shares of the Registrant.

(m)(2)    Plan of Distribution for Class B shares of the Registrant. (1)

(m)(3)    Plan of Distribution for Class C shares of the Registrant. (1)

(n)(1)    Financial Data Schedule for Class A shares of the Registrant.

(n)(2)    Financial Data Schedule for Class B shares of the Registrant.

(n)(3)    Financial Data Schedule for Class C shares of the Registrant.

(o)       Multiple Class Plan pursuant to Rule 18f-3.

(p) Power of Attorney to sign Registration Statement executed by Directors of Registrant.

--------------------------

(1) Incorporated by reference to the Registrant's Registration Statement on Form N-1A filed January 26, 1996.